PROSPECTUS                                                        August 9, 2006
--------------------------------------------------------------------------------

$81,250,000

(EATON VANCE LOGO)
                EATON VANCE CREDIT OPPORTUNITIES FUND

                3,250 SHARES, SERIES A

AUCTION PREFERRED SHARES ("APS")
LIQUIDATION PREFERENCE $25,000 PER SHARE
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES. Eaton Vance Credit Opportunities Fund (the "Fund") is a recently organized, diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income. The Fund will, as a secondary objective, also seek capital appreciation. The Fund will pursue its objectives primarily by investing opportunistically in various credit-related investments as described below. There can be no assurance that the Fund will achieve its investment objectives.

INVESTMENT ADVISER. The Fund's investment adviser is Eaton Vance Management ("Eaton Vance" or the "Adviser"). As of June 30, 2006, Eaton Vance and its subsidiaries managed approximately $118.5 billion on behalf of funds, institutions and individual clients, including approximately $47.3 billion in fixed income and floating-rate income assets.

PORTFOLIO CONTENTS. The Fund will pursue its objectives primarily by investing opportunistically in various credit-related investments. "Credit-related investments" are debt securities, instruments and obligations of corporate and other non-governmental entities and issuers. Under normal market conditions, the Fund will invest at least 80% of its total assets in (1) publicly and privately issued debt securities and (2) bank loans and loan participations, including senior secured, "second lien" secured and other types of secured and unsecured loan obligations. The Fund is not obligated to hold investments in each category and may at times focus its investments in a single category or in a particular type of investment within a single category. The Fund may invest in credit-related investments of any credit quality, and may invest without limitation in securities and obligations that are of below investment grade quality, including so-called "junk bonds" and loan obligations of similar quality. Securities and obligations of below investment grade credit quality have high risk and
                                                (continued on inside cover page)

BEFORE BUYING ANY APS YOU SHOULD READ THE DISCUSSION OF THE MATERIAL RISKS OF INVESTING IN THE FUND IN "INVESTMENT OBJECTIVES, POLICIES AND RISKS" BEGINNING ON PAGE 10 OF THIS PROSPECTUS. CERTAIN OF THE RISKS ARE SUMMARIZED IN "PROSPECTUS SUMMARY--RISK FACTORS SUMMARY" BEGINNING ON PAGE 4 OF THIS PROSPECTUS.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                          PRICE TO PUBLIC    SALES LOAD        PROCEEDS TO FUND(1)
------------------------------------------------------------------------------------------------------------------
Per share                                                         $25,000          $250                    $24,750
------------------------------------------------------------------------------------------------------------------
Total                                                     $    81,250,000    $  812,500                $80,437,500
------------------------------------------------------------------------------------------------------------------

(1) Plus accumulated dividends, if any, from the date the APS are issued, but before offering expenses payable by the Fund estimated to be approximately $274,194. The Fund and the Adviser have agreed to indemnify the underwriter against certain liabilities under the Securities Act of 1933, as amended. See "Underwriting."

The underwriter is offering the APS subject to various conditions. The underwriter expects to deliver the APS in book-entry form, through the facilities of The Depository Trust Company to purchasers on or about August 11, 2006.

                              UBS INVESTMENT BANK

--------------------------------------------------------------------------------

(continued from previous page)

speculative characteristics. The Fund will not maintain fixed duration or maturity policies, and may invest in securities and obligations of any duration or maturity. The Fund's investments may include obligations of issuers that are in distressed financial circumstances, including obligations that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or interest or are rated in the lowest rating categories by a rating agency. The Fund may invest without limitation in securities and obligations of both domestic and foreign issuers and obligors, except that the Fund will not invest in securities or obligations of issuers or obligors located in emerging markets.

INVESTMENT RATIONALE. The Adviser believes that different credit-related investments offer widely varying return profiles and risk characteristics. The attractiveness of particular credit-related investments and different categories of credit-related investments will vary substantially from one to another and over time based on differences in yield, price, duration, credit spread, prepayment risk and the risk of credit deterioration or default.

The risk-adjusted performance of income portfolios may be enhanced by diversifying holdings across a range of investments with differing characteristics and return profiles. The Adviser believes that risk-adjusted performance may be further enhanced by taking an opportunistic approach to investing, shifting allocations among different categories of investments at different points in the credit cycle to emphasize those investments and categories of investments best suited to the current environment and outlook.

The Fund expects initially to seek to hedge its exposures to foreign currencies but may, at the discretion of the Adviser, at any time limit or eliminate foreign currency hedging activity. The Fund may hold short positions in credit-related securities and instruments either for hedging or non-hedging purposes. During temporary periods or for defensive purposes, the Fund may invest without limitation in U.S. Government securities. As an alternative to holding investments directly, the Fund may also obtain investment exposure to either of its principal investment categories through the use of derivative instruments and/or by investing in other investment companies, including registered investment companies, and/or other pooled investment vehicles. The Fund may invest up to 10% of its total assets in other registered investment companies and up to 20% of its total assets collectively in private investment funds and other pooled investment vehicles holding primarily credit-related investments. Pooled vehicles in which the Fund may invest include mortgage real estate investment trusts and master limited partnerships, business development companies and other entities holding primarily credit-related investments. Investments in other investment companies and pooled vehicles involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund's investment in another investment company or pooled vehicle are borne indirectly by holders of the Fund's shares. Accordingly, investment in such entities involves expense and fee layering. Fees charged by other investment companies and other pooled vehicles in which the Fund invests may be similar to the fees charged by the Fund and can include asset-based management fees and administrative fees payable to such entities' advisers and managers, thus resulting in duplicative fees.

Capitalized terms not otherwise defined are defined in the Glossary that appears at the end of this Prospectus. The APS are offered at a price per share of $25,000 subject to a sales load of $250 per share.

Dividends on the APS of the Fund offered hereby will be cumulative from the Date of Original Issue and payable commencing on the date specified below (an "Initial Dividend Payment Date") and thereafter generally on the day specified below, subject to certain exceptions. The cash dividend rate (the "Applicable Rate") on the APS for the Initial Dividend Period on such date will be the per annum rate specified below:

                                                                                  SUBSEQUENT
                                                              INITIAL DIVIDEND     DIVIDEND          INITIAL
                                                                  PAYMENT DATE    PAYMENT DAY    APPLICABLE RATE
----------------------------------------------------------------------------------------------------------------
Series A....................................................   August 25, 2006         Friday              5.18%

The APS will not be registered on any stock exchange or on any automated quotation system. APS may only be bought or sold through an Order at an Auction with or through a broker-dealer that has entered into an agreement with the Auction Agent of the Fund or in a secondary market that may be maintained by certain broker-dealers. These broker-dealers are not required to maintain this market and it may not provide you with liquidity. An increase in the level of interest rates, particularly during any Special Dividend Period that is a Long-Term Dividend Period as discussed in "Description of APS--Dividends and Dividend Periods--General," likely will have an adverse effect on the secondary market price of the APS, and a selling shareholder may sell APS between Auctions at a price per share of less than $25,000.

--------------------------------------------------------------------------------
                                       II

Each prospective purchaser should review carefully the detailed information regarding the Auction Procedures which appears in this Prospectus and the Fund's Statement of Additional Information and should note that (i) an Order constitutes an irrevocable commitment to hold, purchase or sell APS based upon the results of the related Auction, (ii) the Auctions will be conducted through telephone communications, (iii) settlement for purchases and sales will be on the Business Day following the Auction and (iv) ownership of APS will be maintained in book-entry form by or through the Securities Depository. In certain circumstances, holders of APS ("APS Shareholders") may be unable to sell their APS in an Auction and thus may lack liquidity of investment. The APS may only be transferred pursuant to a Bid or a Sell Order placed in an Auction through a Broker-Dealer to the Auction Agent or in the secondary market, if any.

This Prospectus sets forth concisely information you should know before investing in the APS of the Fund. Please read and retain this Prospectus for future reference. A Statement of Additional Information dated August 9, 2006, has been filed with the Securities and Exchange Commission (the "SEC") and can be obtained without charge by calling 1-800-225-6265 or by writing to the Fund. A table of contents to the Statement of Additional Information is located at page 73 of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available along with other Fund- related materials: at the SEC's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the reference room); the EDGAR database on the SEC's internet site (http://www.sec.gov); upon payment of copying fees by writing to the SEC's public reference section, Washington, DC 20549-0102; or by electronic mail at publicinfo@sec.gov. The Fund's address is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 and its telephone number is 1-800-225-6265.

The Fund's APS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Prospectus summary.....................      1
Financial highlights...................      7
The Fund...............................      8
Use of proceeds........................      8
Capitalization.........................      9
Portfolio composition..................      9
Investment objectives, policies and
  risks................................     10
Management of the Fund.................     41
Description of APS.....................     43
The Auctions...........................     54
Federal income tax matters.............     64
Description of capital structure.......     67
Certain provisions of the Declaration
  of Trust.............................     69
Underwriting...........................     71
Custodian and transfer agent...........     71
Legal opinions.........................     72
Independent registered public
  accounting firm......................     72
Additional information.................     72
Table of contents for the Statement of
  Additional Information...............     73
The Fund's privacy policy..............     74
Glossary...............................     75

--------------------------------------------------------------------------------
                                       III

Prospectus summary

This is only a summary. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information. Certain of the capitalized terms used in this Prospectus are defined in the Glossary that appears at the end of this Prospectus.

THE FUND

Eaton Vance Credit Opportunities Fund (the "Fund") is a recently organized, diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on October 5, 2005. The Fund has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's principal office is located at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, and its telephone number is 1-800-225-6265. The Fund commenced operations on May 31, 2006 upon the closing of an initial public offering of its common shares of beneficial interest, par value $0.01 per share ("Common Shares"). The Common Shares of the Fund are traded on the New York Stock Exchange ("NYSE") under the symbol "EOE."

The Fund's primary investment objective is to provide a high level of current income. The Fund will, as a secondary objective, also seek capital appreciation. The Fund will pursue its objectives primarily by investing opportunistically in various credit-related investments as described below.

Investments are based on Eaton Vance Management's ("Eaton Vance" or the "Adviser") internal research and ongoing credit analysis, which is generally not available to individual investors. Eaton Vance believes that the Fund may be appropriate for investors seeking an investment vehicle that provides a high level of current income and potential capital appreciation, based on a flexible approach to credit-related investing. The Fund's net asset value and distribution rate will vary and may be affected by numerous factors, including the Fund's asset allocation and changes in the credit quality of issuers, changes in credit spreads, changes in interest rates, changes in currency exchange rates and other market factors. Fluctuations in net asset value may be magnified as a result of the Fund's use of leverage, which is a speculative investment technique. An investment in the Fund may not be appropriate for all investors. There is no assurance that the Fund will achieve its investment objectives.

THE OFFERING

The Fund is offering pursuant to this Prospectus, preferred shares of beneficial interest, par value $0.01 per share which have been designated Auction Preferred Shares, Series A (the "APS"). Issuance of the APS represents the leveraged financing contemplated in connection with the offering of the Common Shares of the Fund.

The Fund is offering 3,250 APS at a purchase price of $25,000 per share plus accumulated dividends, if any, from the Date of Original Issue. The APS are being offered by UBS Securities LLC (the "Underwriter"). See "Underwriting."

INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES
The Fund's primary investment objective is to provide a high level of current income. The Fund will, as a secondary objective, also seek capital appreciation.

INVESTMENT RATIONALE
The Adviser believes that different credit-related investments offer widely varying return profiles and risk characteristics. "Credit-related investments" are debt securities, instruments and obligations of corporate and other non-governmental entities and issuers. The attractiveness of particular credit-related investments and different categories of credit-related investments will vary substantially from one to another and over time based on differences in yield, price, duration, credit spread, prepayment risk and the risk of credit deterioration or default. The risk-adjusted performance of income portfolios may be enhanced by diversifying holdings across a range of investments with differing characteristics and return profiles. The Adviser believes that risk-adjusted performance may be further enhanced by taking an opportunistic approach to investing, shifting allocations among different categories of investments at different points in the credit cycle to emphasize those investments and categories of investments best suited to the current environment and outlook.

PORTFOLIO PARAMETERS
The Fund will pursue its objectives primarily by investing opportunistically in credit-related investments. Under normal market circumstances, the Fund will invest at least 80% of its total assets in the following categories of credit-related investments (collectively, the Fund's "principal investment categories"): (1) publicly and privately issued bonds and other debt securities ("Bonds"), including Bonds, commonly known as "junk bonds," that are of below investment grade quality (rated below Baa3- by Moody's Investors Service, Inc. ("Moody's") or below BBB- by Standard & Poor's Ratings Group ("S&P") and Fitch Ratings ("Fitch") or, if unrated, determined by the Adviser to be of comparable quality) ("Non-Investment Grade Bonds") and (2) loans and loan participations (collectively, "Loans"), including senior secured floating rate Loans ("Senior Loans"), "second lien" secured floating rate Loans ("Second Lien Loans"), and other types of secured and unsecured Loans with fixed and variable interest rates. The Adviser has broad discretion to allocate the Fund's assets between and within its principal investment categories and to change allocations over time as conditions warrant. The Fund is not obligated to hold investments in each category and may at times focus its investments in a single category or in a particular type of investment within a single category. In order to pursue effectively its opportunistic investment strategy, the Fund will not maintain fixed duration, maturity or credit quality policies. The Fund may invest in credit-related investments of any credit quality. Similar to the Non-Investment Grade Bonds in which the Fund invests, Senior Loans, Second Lien Loans and certain other instruments in which the Fund invests will typically be of below investment grade quality. Accordingly, it is expected that in many circumstances the Fund will invest predominantly in credit-related investments that are below investment grade quality. The Fund's investments in Bonds and Loans may include obligations of entities and issuers that are in distressed financial circumstances, including obligations that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or interest or are rated in the lowest rating categories (Ca or lower by Moody's or CC or lower by S&P and Fitch or, if unrated, are considered by the Adviser to be of comparable quality ("Distressed Debt Obligations")). The Fund will not invest more than 15% of its total assets in interest-bearing investments that, at the time of purchase, are not current on their interest payment obligations. The Fund may invest in securities and obligations of any duration or maturity. It may be subject to higher risk when holding long duration and long maturity positions. See "Investment objectives, policies and risks--Additional Risk Considerations--Duration and maturity risk." The Fund may invest without limitation in securities and obligations of both domestic and foreign issuers and obligors, except that the Fund will not invest in securities or obligations of issuers or obligors located in emerging markets. The Fund expects initially to seek to hedge its exposures to foreign currencies but may, at the discretion of the Adviser, at any time limit or eliminate foreign currency hedging activity. The Fund may hold short positions in credit-related securities and instruments either for hedging or non-hedging purposes. During temporary periods or for defensive purposes, the Fund may invest without limitation in U.S. Government securities.

As an alternative to holding investments directly, the Fund may also obtain investment exposure to either of its principal investment categories through the use of derivative instruments and/or by investing in other investment companies, including registered investment companies, and/or other pooled investment vehicles. The Fund may invest up to 10% of its total assets in other registered investment companies and up to 20% of its total assets collectively in private investment funds and other pooled investment vehicles holding primarily credit-related investments. Pooled vehicles in which the Fund may invest include mortgage real estate investment trusts ("REITs") and master limited partnerships, business development companies and other entities holding primarily credit-related investments. For this purpose, "registered investment companies" means investment companies that are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and "private investment funds" means privately offered pooled investment funds that are excluded from the definition of "investment company" under the 1940 Act by operation of Section 3(c)(1) or 3(c)(7) thereof. Investments in other investment companies and pooled vehicles involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund's investment in another investment company or pooled vehicle are borne indirectly by holders of the Fund's shares. Accordingly, investment in such entities involves expense and fee layering. Fees charged by other investment companies and other pooled vehicles in which the Fund invests may be similar to the fees charged by the Fund and can include asset-based management fees and administrative fees payable to such entities' advisers and managers, thus resulting in duplicative fees.

The Fund may purchase and sell derivative instruments (which derive their value by reference to another instrument, security or index) for investment purposes, such as obtaining investment exposure to an investment category; risk management purposes, such as hedging against fluctuations in securities prices or interest rates; diversification purposes; or to change the duration of the Fund. The Fund currently intends to invest in the following types of derivative instruments, although it retains the flexibility in the future to invest in other such instruments: purchase or sale of futures contracts on securities, indices, other financial instruments or currencies; options on futures contracts and exchange-traded and over-the-counter options on securities, indices or currencies; interest rate swaps; credit default swaps; total return swaps; forward rate contracts and options thereon; structured notes; foreign exchange hedging instruments; and derivatives based on various Loan and Bond indices. In order to help protect the soundness of derivative transactions and outstanding derivative positions, Eaton Vance requires derivative counterparties to have a minimum credit rating of A from Moody's (or comparable rating from another nationally recognized statistical rating agency ("Rating Agency")) and monitors such rating on an on-going basis. Although the Fund may generally invest without limitation in derivative instruments, guidelines of a Rating Agency that rates preferred shares issued by the Fund may limit the Fund's ability to engage in such transactions.

INVESTMENT PROCESS
A team of Eaton Vance investment professionals is responsible for the overall management of the Fund's investments, including determining allocations between and within the Fund's principal investment categories. Members of the investment team with specialized experience are responsible for the day-to-day portfolio management within each of the Fund's main investment categories. The Fund's investments are actively managed, and may be bought or sold on a daily basis. The Adviser attempts to manage income and enhance returns through timely trading. In selecting investments for the Fund, the Adviser focuses on active credit analysis, duration management, broad diversification among issuers, industries and sectors, and other risk management techniques. The Adviser seeks to invest in credit-related investments that provide high current income and a favorable balance of return and risk, based on the Adviser's analysis of issuer credit considerations and its outlook for particular industries, the economy and the credit markets generally. The Adviser uses a variety of techniques that are designed to control risk and minimize the Fund's exposure to loss of principal value due to defaults and declines in the value of portfolio investments. The Fund also attempts to identify investments that may appreciate in value based on the Adviser's assessment of credit characteristics, interest rates and other factors.

The Adviser's staff monitors the credit quality and price of securities and instruments held by the Fund, as well as other securities and instruments that are available for investment. The Fund may hold investments of any credit quality, including securities and instruments rated in the lowest quality category by one or more Rating Agencies and unrated securities or instruments of equivalent quality. Although the Adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the Rating Agencies. In evaluating the quality of a particular security or instrument, whether rated or unrated, the Adviser will normally take into consideration, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. The Fund is not required to dispose of an investment in the event that a Rating Agency downgrades its assessment of the credit characteristics of a particular issue or withdraws its assessment, including in the event of a default. In determining whether to retain or sell such an investment, the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such investment, the price at which such investment could be sold and the rating, if any, assigned to such investment by other Rating Agencies.

The Fund's investments may have significant exposure to certain sectors of the economy and thus may react differently to political or economic developments than the market as a whole. The Fund will not invest its assets according to predetermined weightings in particular issuers, industries or sectors. Instead, the Adviser will attempt to identify attractive investments in a variety of industries and sectors through the application of fundamental research, utilizing independent credit analysis and proprietary analytical tools. Based on the Adviser's outlook, the Fund may make significant issuer, industry or sector shifts depending upon changes in economic conditions, relative valuations and credit spreads. The Fund will not invest 25% or more of its assets in issuers in a single industry or group of industries. The Fund will not invest more than 5% of its assets in the securities or obligations of a single issuer, other than the United States Government.

INVESTMENT ADVISER AND ADMINISTRATOR

Eaton Vance, a wholly-owned subsidiary of Eaton Vance Corp., is the Fund's investment adviser and administrator ("Eaton Vance" or the "Adviser"). As of June 30, 2006, Eaton Vance and its subsidiaries managed approximately $118.5 billion on behalf of funds, institutions and individual clients, including approximately $47.3 billion in fixed income and floating-rate income assets.

RISK FACTORS SUMMARY

Risk is inherent in all investing. Therefore, before investing in the Fund you should consider certain risks carefully. The primary risks of investing in APS are:

+  If an Auction fails, you may not be able to sell some or all of your APS;

+ Because of the nature of the market for APS, you may receive less than the price you paid for your shares if you sell them outside of the Auction, especially when market interest rates are rising;

+  A Rating Agency could downgrade APS, which could affect liquidity;

+ The Fund may be forced to redeem your APS to meet regulatory or Rating Agency requirements or may elect to redeem your APS in certain circumstances;

+ In extraordinary circumstances, the Fund may not earn sufficient income from its investments to pay dividends;

+ If long-term interest rates rise, the value of the Fund's investment portfolio will decline, reducing the asset coverage for its APS;

+ If an issuer of an obligation in which the Fund invests is downgraded or defaults, there may be a negative impact on the income and/or asset value of the Fund's portfolio; and

+ It is expected that in many circumstances the Fund will invest predominantly in credit-related investments that are below investment grade quality. Such below investment grade investments are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, below investment grade investments typically entail greater potential price volatility and may be less liquid than higher-
rated investments. Issuers or obligors of below investment grade investments are more likely to default on their payments of interest and principal owed to the Fund, and such defaults will reduce the Fund's net asset value and income distributions. The prices of these lower rated investments are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer's revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, an investment may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates.

For additional general risks of investing in APS of the Fund, see "Investment objectives, policies and risks--Additional Risk Considerations."

TRADING MARKET

APS are not listed on an exchange. Instead, you may buy or sell APS at an Auction that normally is held once every seven days by submitting Orders to a broker-dealer that has entered into an agreement with the Auction Agent (a "Broker-Dealer") or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the Auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in APS outside of Auctions but may discontinue this activity at any time. There is no assurance that a secondary market will develop, or if it does develop, that it will provide shareholders with liquidity. You may transfer APS outside of Auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

The table below shows the first Auction Date for APS and the day on which each subsequent Auction will normally be held. The first Auction Date for APS of the Fund will be the Business Day before the Dividend Payment Date for the Initial Dividend Period. The start date for Subsequent Dividend Periods normally will be the Business Day following the Auction Date unless the then-current Dividend Period is a Special Dividend Period, or the day that normally would be the Auction Date or the first day of the Subsequent Dividend Period is not a Business Day.

                                                                                 SUBSEQUENT
                                                              INITIAL AUCTION       AUCTION
                                                                   DATE                 DAY
-------------------------------------------------------------------------------------------
Series A....................................................  August 24, 2006     Thursday

DIVIDENDS AND DIVIDEND PERIODS

The table below shows the dividend rate for the Initial Dividend Period of the APS offered in this Prospectus. For Subsequent Dividend Periods, APS will pay dividends based on a rate set at Auction. Dividends are generally paid on the day following the end of the Dividend Period. The rate set at Auction will not exceed the Maximum Applicable Rate. See "The Auctions--Auction Procedures."

Finally, the table below shows the numbers of days of the Initial Dividend Period for the APS. Subsequent Dividend Periods generally will be seven days. The Dividend Payment Date for Special Dividend Periods of other than seven days will be set out in the notice designating a Special Dividend Period. See "Description of APS--Dividends and Dividend Periods."

                                                                                             NUMBER OF
                                                                                              DAYS OF
                       INITIAL            DATE OF   DIVIDEND PAYMENT                          INITIAL
                       DIVIDEND      ACCUMULATION   DATE FOR INITIAL   SUBSEQUENT DIVIDEND   DIVIDEND
                         RATE     OF INITIAL RATE    DIVIDEND PERIOD       PAYMENT DAY        PERIOD
------------------------------------------------------------------------------------------------------
Series A.............   5.18%     August 11, 2006   August 25, 2006                 Friday          14

TAXATION

Dividends paid with respect to APS should constitute dividends for federal income tax purposes to the extent attributable to the Fund's current or accumulated earnings and profits. For a further discussion of the tax treatment of dividends paid by the Fund see "Taxes--General." Distributions of net capital gain, to the extent designated as capital gain dividends, will be treated as long-term capital gains. Dividends with respect to the APS generally will not constitute "qualified dividend income" for federal income tax purposes and thus will not be eligible for the favorable long-term capital gains tax rates. There can be no assurances as to what percentage of the dividends paid on the APS will consist of long-term capital gains, which are taxed at more favorable tax rates than ordinary income.

REDEMPTION

Although the Fund will not ordinarily redeem APS, it may be required to redeem APS if, for example, the Fund does not meet an asset coverage ratio required by law or in order to correct a failure to meet a Rating Agency guideline in a timely manner. See "Description of APS--Redemption--Mandatory redemption." The Fund may voluntarily redeem APS in certain circumstances. See "Description of APS--Redemption--Optional redemption."

LIQUIDATION PREFERENCE

The liquidation preference of the APS is $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). See "Description of APS--Liquidation rights."

RATING

Shares of APS of the Fund will be issued with a credit quality rating of AA from Fitch and Aa1 from Moody's. The Fund may at some future time look to have its APS rated by additional or Substitute Rating Agencies. Because the Fund is required to maintain at least two ratings, it must own portfolio securities of sufficient value with adequate credit quality to meet each Rating Agency's guidelines. See "Description of APS--Rating Agency guidelines and asset coverage."

VOTING RIGHTS

The 1940 Act requires that the APS Shareholders and holders of any other Preferred Shares of the Fund, voting as a separate class, have the right to elect at least two Trustees of the Fund at all times and to elect a majority of the Trustees at any time when two years' dividends on the APS or any other Preferred Shares are unpaid. The APS Shareholders and holders of any other Preferred Shares of the Fund will vote as a separate class on certain other matters as required under the Fund's Agreement and Declaration of Trust ("Declaration of Trust") and the 1940 Act. See "Description of APS--Voting rights" and "Certain provisions of the Declaration of Trust."

Financial highlights

Information contained in the tables below under the headings "Income (loss) from operations" and "Ratios/ Supplemental data" shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on May 31, 2006 until June 30, 2006. Since the Fund commenced operations on May 31, 2006, the tables cover approximately four weeks of operations, during which a substantial portion of the Fund's assets were invested in high-quality, short-term debt securities. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.

                        FINANCIAL STATEMENTS (UNAUDITED)
                              FINANCIAL HIGHLIGHTS
                              AS OF JUNE 30, 2006

                                                                        PERIOD ENDED
                                                                 JUNE 30, 2006(2)(3)
------------------------------------------------------------------------------------
Net asset value--Beginning of period(4).....................         $ 19.100
INCOME (LOSS) FROM OPERATIONS
Net investment income.......................................         $  0.092
Net realized and unrealized loss............................         $ (0.062)
                                                                     --------
Total income from operations................................         $  0.030
                                                                     --------
Common share offering costs.................................         $ (0.040)
                                                                     --------
Net asset value--End of period..............................         $ 19.090
                                                                     --------
Market value--End of period.................................         $ 19.400
                                                                     --------
Total Investment Return on Net Asset Value(5)...............            (0.05)%
                                                                     --------
Total Investment Return on Market Value(5)..................             1.57%
RATIOS/SUPPLEMENTAL DATA(1)
Net assets, end of period (000's omitted)...................         $133,755
Ratios (As a percentage of average daily net assets):
  Net expenses..............................................             0.82%(6)
  Net investment income.....................................             5.67%(6)(7)
Portfolio Turnover..........................................                2%

------------

(1) The operating expenses of the Fund reflect a reduction of the investment adviser fee and a reimbursement of expenses by the Adviser. Had such action not been taken, the ratios and net investment income per share would have been as follows:

        Ratios (As a percentage of average daily net assets):
           Expenses.................................................     1.16%(6)
           Net investment income....................................  5.33%(6)(7)
        Net investment income per share.............................  $  0.086

(2) For the period from the start of business, May 31, 2006, to June 30, 2006.

(3) Net investment income per share was computed using average Common Shares outstanding.

(4) Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(5) Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported.

(6) Annualized. These expense numbers do not reflect the Fund's anticipated leverage. Expenses attributable to Common Shares will be higher once leverage is utilized.

(7) The Fund's past performance is no guarantee of future results. This annualized income is based on only a one month period during the start-up phase of the Fund's operations. The annualized income quoted should be considered in this context; the Fund's current income may be lower or higher than the quoted annualized income.

--------------------------------------------------------------------------------

The Fund

Eaton Vance Credit Opportunities Fund (the "Fund") is a diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on October 5, 2005. The Fund has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's principal office is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, and its telephone number is 1-800-225-6265.

The Fund commenced operations on May 31, 2006 upon the closing of an initial public offering of shares of its common shares of beneficial interest, $0.01 par value (the "Common Shares"). The proceeds of such offering were $133,700,000 before the payment of offering expenses borne by the Fund. The Common Shares of the Fund are traded on the New York Stock Exchange ("NYSE") under the symbol "EOE." On July 11, 2006, the Fund entered into an agreement with a group of banks to participate with other funds and portfolios managed by Eaton Vance Management ("Eaton Vance" or the "Adviser") and its affiliates in a $150 million unsecured line of credit agreement. Outstanding borrowings on July 31, 2006 were approximately $27.8 million.

Certain of the capitalized terms used in this Prospectus are defined in the Glossary that appears at the end of this Prospectus.

The Fund's primary investment objective is to provide a high level of current income. The Fund will, as a secondary objective, also seek capital appreciation. The Fund will pursue its objectives primarily by investing opportunistically in various credit-related investments as described below.

Investments are based on Eaton Vance's internal research and ongoing credit analysis, which is generally not available to individual investors. Eaton Vance believes that the Fund may be appropriate for investors seeking an investment vehicle that provides a high level of current income and potential capital appreciation, based on a flexible approach to credit-related investing. The Fund's net asset value and distribution rate will vary and may be affected by numerous factors, including the Fund's asset allocation and changes in the credit quality of issuers, changes in credit spreads, changes in interest rates, changes in currency exchange rates and other market factors. Fluctuations in net asset value may be magnified as a result of the Fund's use of leverage, which is a speculative investment technique. An investment in the Fund may not be appropriate for all investors. There is no assurance that the Fund will achieve its investment objectives.

Use of proceeds

The net proceeds of this offering will be approximately $80,163,306 after the payment of the sales load and expected offering costs. See "Underwriting." The Fund will use the proceeds to repay approximately $27.8 million of the Fund's borrowings under a credit facility and the remainder will be invested in accordance with the Fund's investment objectives and policies stated herein. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in securities that meet the investment objectives and policies during a period estimated not to exceed three months from the completion of the offering of the APS depending on market conditions and the availability of appropriate securities. Pending such investment, the proceeds may be invested in high quality, short-term debt securities.

--------------------------------------------------------------------------------
 8

--------------------------------------------------------------------------------

Capitalization

The following table sets forth the unaudited capitalization of the Fund as of June 30, 2006. The APS offering costs to be borne by the Fund and thus holders of Common Shares ("Common Shareholders") are estimated to be $274,194.

                                                                 ACTUAL      AS ADJUSTED
-----------------------------------------------------------------------------------------
                                                              (unaudited)    (unaudited)
Preferred shares, par value, $0.01 per share (no shares
  issued; 3,250 shares as adjusted, at $25,000 per share
  liquidation preference)...................................  $         --   $ 81,250,000
                                                              ============   ============
SHAREHOLDERS' EQUITY:
Common Shares, par value, $0.01 per share (7,005,000 shares
  issued and outstanding)...................................  $     70,050   $     70,050
Capital in excess of par value attributable to Common
  Shares....................................................   133,449,950    132,363,256
Accumulated undistributed net investment income.............       643,054        643,054
Accumulated net realized gain (loss)........................        37,687         37,687
Net unrealized depreciation on investments..................      (445,481)      (445,481)
                                                              ------------   ------------
Net Assets..................................................  $133,755,260   $132,668,566
                                                              ============   ============

Portfolio composition

As of June 30, 2006, the following sets forth certain information with respect to the characteristics and composition of the Fund's investment portfolio:

Percentage of total investment portfolio invested in Senior
  Loans and other Loans.....................................   51.7%
Percentage of total investment portfolio invested in other
  debt obligations..........................................   45.8%

                                               NUMBER OF
       S&P(1)          MOODY'S(1)   FITCH(1)    ISSUERS       VALUE       PERCENT
---------------------------------------------------------------------------------
AAA                       Aaa        AAA               0   $         --       --
BB                        Ba         BB                9      6,458,970     4.8%
B                         B          B                73     61,861,679    45.8%
CCC                       Caa        CCC              22     16,664,969    12.3%
  Unrated                                             17     16,423,859    12.2%
  Cash equivalents..........................          --     33,545,292    24.9%
                                               ---------   ------------   ------
Total.......................................         116   $134,954,769   100.0%
                                               =========   ============   ======

------------
(1) Ratings: Using the higher of S&P's, Moody's or Fitch's ratings on the Fund's investments. S&P and Fitch rating categories may be modified further by a plus (+) or minus (--) in AA, A, BBB, BB, B, and CCC ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba, B, and Caa ratings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investment objectives, policies and risks

INVESTMENT OBJECTIVES

The Fund's primary investment objective is to provide a high level of current income. The Fund will, as a secondary objective, also seek capital appreciation.

INVESTMENT RATIONALE

The Adviser believes that different credit-related investments offer widely varying return profiles and risk characteristics. "Credit-related investments" are debt securities, instruments and obligations of corporate and other non-governmental entities and issuers. The attractiveness of particular credit-related investments and different categories of credit-related investments will vary substantially from one to another and over time based on differences in yield, price, duration, credit spread, prepayment risk and the risk of credit deterioration or default. The risk-adjusted performance of income portfolios may be enhanced by diversifying holdings across a range of investments with differing characteristics and return profiles. The Adviser believes that risk-adjusted performance may be further enhanced by taking an opportunistic approach to investing, shifting allocations among different categories of investments at different points in the credit cycle to emphasize those investments and categories of investments best suited to the current environment and outlook.

PORTFOLIO PARAMETERS

The Fund will pursue its objectives primarily by investing opportunistically in credit-related investments. Under normal market circumstances, the Fund will invest at least 80% of its total assets in the following categories of credit-related investments (collectively, the Fund's "principal investment categories"): (1) publicly and privately issued bonds and other debt securities ("Bonds"), including Bonds, commonly known as "junk bonds," that are of below investment grade quality (rated below Baa3- by Moody's Investors Service, Inc. ("Moody's") or below BBB- by Standard & Poor's Ratings Group ("S&P") and Fitch Ratings ("Fitch") or, if unrated, determined by the Adviser to be of comparable quality) ("Non-Investment Grade Bonds") and (2) loans and loan participations (collectively, "Loans"), including senior secured floating rate Loans ("Senior Loans"), "second lien" secured floating rate Loans ("Second Lien Loans"), and other types of secured and unsecured Loans with fixed and variable interest rates. The Adviser has broad discretion to allocate the Fund's assets between and within its principal investment categories and to change allocations over time as conditions warrant. The Fund is not obligated to hold investments in each category and may at times focus its investments in a single category or in a particular type of investment within a single category. In order to pursue effectively its opportunistic investment strategy, the Fund will not maintain fixed duration, maturity or credit quality policies. The Fund may invest in credit-related investments of any credit quality. Similar to the Non-Investment Grade Bonds in which the Fund invests, Senior Loans, Second Lien Loans and certain other instruments in which the Fund invests will typically be of below investment grade quality. Accordingly, it is expected that in many circumstances the Fund will invest predominantly in credit-related investments that are below investment grade quality. The Fund's investments in Bonds and Loans may include obligations of entities and issuers that are in distressed financial circumstances, including obligations that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or interest or are rated in the lowest rating categories (Ca or lower by Moody's or CC or lower by S&P and Fitch or, if unrated, are considered by the Adviser to be of comparable quality ("Distressed Debt Obligations")). The Fund will not invest more than 15% of its total assets in interest-bearing investments that, at the time of purchase, are not current on their interest payment obligations. The Fund will not maintain fixed duration or maturity

--------------------------------------------------------------------------------
 10

INVESTMENT OBJECTIVES, POLICIES AND RISKS
--------------------------------------------------------------------------------

policies, and may invest in securities and obligations of any duration or maturity. It may be subject to higher risk when holding long duration and long maturity positions. See "Investment objectives, policies and risks--Additional Risk Considerations--Duration and maturity risk." The Fund may invest without limitation in securities and obligations of both domestic and foreign issuers and obligors, except that the Fund will not invest in securities or obligations of issuers or obligors located in emerging markets. The Fund expects initially to seek to hedge its exposures to foreign currencies but may, at the discretion of the Adviser, at any time limit or eliminate foreign currency hedging activity. The Fund may hold short positions in credit-related securities and instruments either for hedging or non-hedging purposes. During temporary periods or for defensive purposes, the Fund may invest without limitation in U.S. Government securities.

As an alternative to holding investments directly, the Fund may also obtain investment exposure to either of its principal investment categories through the use of derivative instruments and/or by investing in other investment companies, including registered investment companies, and/or other pooled investment vehicles. The Fund may invest up to 10% of its total assets in other registered investment companies and up to 20% of its total assets collectively in private investment funds and other pooled investment vehicles holding primarily credit-related investments. Pooled vehicles in which the Fund may invest include mortgage real estate investment trusts ("REITs") and master limited partnerships, business development companies and other entities holding primarily credit-related investments. For this purpose, "registered investment companies" means investment companies that are registered under the 1940 Act and "private investment funds" means privately offered pooled investment funds that are excluded from the definition of "investment company" under the 1940 Act by operation of Section 3(c)(1) or 3(c)(7) thereof. Investments in other investment companies and pooled vehicles involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund's investment in another investment company or pooled vehicle are borne indirectly by holders of the Fund's common shares. Accordingly, investment in such entities involves expense and fee layering. Fees charged by other investment companies and other pooled vehicles in which the Fund invests may be similar to the fees charged by the Fund and can include asset-based management fees and administrative fees payable to such entities' advisers and managers, thus resulting in duplicative fees.

The Fund may purchase and sell derivative instruments (which derive their value by reference to another instrument, security or index) for investment purposes, such as obtaining investment exposure to an investment category; risk management purposes, such as hedging against fluctuations in securities prices or interest rates; diversification purposes; or to change the duration of the Fund. The Fund currently intends to invest in the following types of derivative instruments, although it retains the flexibility in the future to invest in other such instruments: purchase or sale of futures contracts on securities, indices, other financial instruments or currencies; options on futures contracts and exchange-traded and over-the-counter options on securities, indices or currencies; interest rate swaps; credit default swaps; total return swaps; forward rate contracts and options thereon; structured notes; foreign exchange hedging instruments; and derivatives based on various Loan and Bond indices. In order to help protect the soundness of derivative transactions and outstanding derivative positions, Eaton Vance requires derivative counterparties to have a minimum credit rating of A from Moody's (or comparable rating from another nationally recognized statistical rating agency ("Rating Agency")) and monitors such rating on an on-going basis. Although the Fund may generally invest without limitation in derivative instruments, guidelines of a Rating Agency that rates preferred shares issued by the Fund may limit the Fund's ability to engage in such transactions.

The Fund's policy to invest at least 80% of its total assets in Bonds and Loans is a non-fundamental policy and may be changed by the Fund's Board of Trustees (the "Board") without shareholder approval following the provision of 60 days' prior written notice to shareholders.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, POLICIES AND RISKS
--------------------------------------------------------------------------------

INVESTMENT PROCESS

A team of Eaton Vance investment professionals is responsible for the overall management of the Fund's investments, including determining allocations between and within the Fund's principal investment categories. Members of the investment team with specialized experience are responsible for the day-to-day portfolio management within each of the Fund's main investment categories. The Fund's investments are actively managed, and may be bought or sold on a daily basis. The Adviser attempts to manage income and enhance returns through timely trading. In selecting investments for the Fund, the Adviser focuses on active credit analysis, duration management, broad diversification among issuers, industries and sectors, and other risk management techniques. The Adviser seeks to invest in credit-related investments that provide high current income and a favorable balance of return and risk, based on the Adviser's analysis of issuer credit considerations and its outlook for particular industries, the economy and the credit markets generally. The Adviser uses a variety of techniques that are designed to control risk and minimize the Fund's exposure to loss of principal value due to defaults and declines in the value of portfolio investments. The Fund also attempts to identify investments that may appreciate in value based on the Adviser's assessment of credit characteristics, interest rates and other factors.

The Adviser's staff monitors the credit quality and price of securities and instruments held by the Fund, as well as other securities and instruments that are available for investment. The Fund may hold investments of any credit quality, including securities and instruments rated in the lowest quality category by one or more Rating Agencies and unrated securities or instruments of equivalent quality. Although the Adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the Rating Agencies. In evaluating the quality of a particular security or instrument, whether rated or unrated, the Adviser will normally take into consideration, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. The Fund is not required to dispose of an investment in the event that a Rating Agency downgrades its assessment of the credit characteristics of a particular issue or withdraws its assessment, including in the event of a default. In determining whether to retain or sell such an investment, the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such investment, the price at which such investment could be sold and the rating, if any, assigned to such investment by other Rating Agencies.

The Fund's investments may have significant exposure to certain sectors of the economy and thus may react differently to political or economic developments than the market as a whole. The Fund will not invest its assets according to predetermined weightings in particular issuers, industries or sectors. Instead, the Adviser will attempt to identify attractive investments in a variety of industries and sectors through the application of fundamental research, utilizing independent credit analysis and proprietary analytical tools. Based on the Adviser's outlook, the Fund may make significant issuer, industry or sector shifts depending upon changes in economic conditions, relative valuations and credit spreads. The Fund will not invest 25% or more of its assets in issuers in a single industry or group of industries. The Fund will not invest more than 5% of its assets in the securities or obligations of a single issuer, other than the United States Government.

PORTFOLIO CONTENTS

NON-INVESTMENT GRADE BONDS
The Fund's Bond investments will under many circumstances focus predominantly on Non-Investment Grade Bonds. As indicated above, Non-Investment Grade Bonds are those rated lower than investment grade (i.e., Bonds rated lower than Baa3 by Moody's and lower than BBB- by S&P and Fitch) or are

--------------------------------------------------------------------------------
 12

INVESTMENT OBJECTIVES, POLICIES AND RISKS
--------------------------------------------------------------------------------

unrated and of comparable quality as determined by the Adviser. Non-Investment Grade Bonds rated BB and Ba have speculative characteristics, while lower rated Non-Investment Grade Bonds are predominantly speculative. The Fund may include as investments in Non-Investment Grade Bonds holdings of trust preferred securities, capital securities and other hybrid securities and instruments of below investment grade quality that are treated as debt obligations for federal income tax purposes.

The Fund may hold investments that are unrated or in the lowest rating categories (rated C by Moody's or D by S&P or Fitch). Bonds rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated D by S&P or Fitch are in payment default or a bankruptcy petition has been filed and debt service payments are jeopardized. In order to enforce its rights with defaulted investments, the Fund may be required to retain legal counsel and/or a financial adviser. This may increase the Fund's operating expenses and adversely affect net asset value.

The credit quality of most Non-Investment Grade Bonds reflects a greater than average possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of investments held by the Fund more volatile and could limit the Fund's ability to sell its investments at favorable prices. In the absence of a liquid trading market for investments held by it, the Fund may have difficulties determining the fair market value of such investments.

Although the Adviser considers security ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by Rating Agencies. In evaluating the quality of a particular security, whether rated or unrated, the Adviser will normally take into consideration, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. Because of the greater number of investment considerations involved in investing in Non-Investment Grade Bonds, the achievement of the Fund's objectives depends more on the Adviser's judgment and analytical abilities than would be the case if the Fund normally invested primarily in investments in the higher rating categories. While the Adviser will attempt to reduce the risks of investing in lower rated or unrated securities through active Fund management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified fund of such securities would substantially lessen the risks of defaults brought about by an economic downturn or recession. In recent years, issuances of Non-Investment Grade Bonds by companies in certain economic sectors has increased. Accordingly, the Fund's Non-Investment Grade Bond investments may have significant exposure to such sectors and thus may react differently to political or economic developments than the market as a whole.

The Fund's investments in Non-Investment Grade Bonds may have fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, and payment in kind features.

INVESTMENT GRADE BONDS
The Fund may invest in a wide variety of Bonds rated or determined by the Adviser to be of investment grade quality that are issued by corporations and other non-governmental entities and issuers. Bonds are fixed or variable rate debt securities, including bills, notes, debentures, money market instruments and similar securities. Bonds generally are used by corporations and other issuers to borrow money from investors for a variety of business purposes. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, POLICIES AND RISKS
--------------------------------------------------------------------------------

Certain Bonds are "perpetual" in that they have no maturity date. Some investment grade Bonds, such as zero coupon Bonds, do not pay current interest, but are sold at a discount from their face values. Although more creditworthy and generally less risky than Non-Investment Grade Bonds, investment grade Bonds are subject to market and credit risk. Market risk relates to changes in a security's value. Investment grade Bonds have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, Bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term and zero coupon Bonds are generally more sensitive to interest rate changes. Credit risk relates to the ability of the issuer to make payments of principal and interest. The values of investment grade Bonds, like those of other debt securities, may be affected by changes in the credit rating or financial condition of an issuer. Investment grade Bonds are generally considered medium-and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and changes in the financial condition of issuers. The market prices of investment grade Bonds in the lowest investment grade categories may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Similar to the Non-Investment Grade Bonds, such investment grade Bonds in the lowest investment grade categories may be thinly traded, making them difficult to sell promptly at an acceptable price. Similarly to Non-Investment Grade Bonds, the Fund may include as investment grade Bonds holdings of investment grade quality trust preferred securities, capital securities and other hybrid securities and instruments that are treated as debt obligations for federal income tax purposes.

SENIOR LOANS
Senior Loans are floating rate Loans made to corporations and other non-governmental entities and issuers. Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest that are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Base lending rates in common usage today are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major U.S. banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. The Senior Loans held by the Fund will initially have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. In the experience of the Adviser, the average life of Senior Loans over the last decade has been two to four years because of prepayments. Floating rate debt investments with the characteristics of Senior Loans, such as "debtor-in-possession" or "DIP" Loans, and derivative instruments based on indices of Senior Loans (e.g., "SAMIs") are, for purposes of the Fund's investment policies, considered Senior Loans.

The Fund may purchase and retain in its portfolio Senior Loans where the borrowers have experienced, or may be perceived to be likely to experience, credit problems, including default, involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

Like other debt instruments, Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value per common share of the Fund. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the

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borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

Senior Loans in which the Fund will invest may not be rated by a Rating Agency, will not be registered with the Securities and Exchange Commission (the "SEC") or any state securities commission, and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than available for registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a Rating Agency. Many of the Senior Loans in the Fund will have been assigned ratings below investment grade by a Rating Agency. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of Senior Loans, the Adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its own credit analysis abilities than upon ratings determined by Rating Agencies.

No active trading market may exist for some Senior Loans and some Senior Loans may be subject to restrictions on resale. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a decline in the Fund's net asset value. During periods of limited demand and liquidity for Senior Loans, the Fund's net asset value may be adversely affected.

Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of Senior Loans is substantially less sensitive to changes in market interest rates than fixed-rate instruments. As a result, the Adviser expects the Fund's policy of investing a portion of its assets in floating-rate Senior Loans will make the Fund less volatile and less sensitive to changes in market interest rates than if the Fund invested exclusively in fixed-rate obligations. Nevertheless, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and an associated decline in the Fund's net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain investments or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund's net asset value.

Senior Loan assignments and participations. The Fund expects primarily to purchase Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Fund may also purchase participations in the original syndicate making Senior Loans. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.

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Senior Loan valuation.  The Adviser uses an independent pricing service to value most Senior Loans held. The Adviser may use the fair value method to value
Senior Loans if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value.

SAMIs and other Senior Loan-based Derivatives. The Fund may obtain exposure to Senior Loans and baskets of Senior Loans through the use of derivative instruments. Such derivative instruments have recently become increasingly available. The Adviser reserves the right to utilize these instruments and similar instruments that may be available in the future. Among other instruments, the Fund may invest in a derivative instrument known as the Select Aggregate Market Index ("SAMI"), which provides investors with exposure to a reference basket of Senior Loans. SAMIs were created and originally issued by Credit Suisse First Boston ("CSFB") (now Credit Suisse Group) to provide a convenient method for buying or selling protection on a basket of credit default swaps. SAMIs were designed to track the CSFB Leveraged Loan Index. SAMIs now trade on the secondary market. When holding SAMI positions, the Fund currently intends to segregate liquid assets and/or cash equal to the market value of the basket of credit-default swaps underlying the SAMI. SAMIs are structured as floating-rate instruments and consist of a basket of credit default swaps whose underlying reference investments are Senior Loans. While investing in SAMIs will increase the universe of floating rate debt investments to which the Fund is exposed, such investments entail risks that are not typically associated with investments in other floating-rate debt investments. The liquidity of the market for SAMIs will be subject to liquidity in the Senior Loan and credit derivatives markets. Investment in SAMIs involves many of the risks associated with investments in derivative instruments discussed generally below. Among other derivatives-related risks, the Fund will be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in prices of reference instruments, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on positions. The potential loss on derivative instruments may be substantial relative to the initial investment therein. See "--Additional Risk Considerations--Derivatives risk."

SECOND LIEN LOANS
Second Lien Loans are Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower. Second Lien Loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower's obligation under the Loan and typically have similar protections and rights as Senior Loans. Second Lien Loans are not (and by their terms cannot become) subordinate in right of payment to any obligation of the related borrower other than Senior Loans of such borrower. Second Lien Loans, like Senior Loans, typically have adjustable floating rate interest payments. Because Second Lien Loans are second to Senior Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their subordinated status, Second Lien Loans have many characteristics and risks similar to Senior Loans discussed above. In addition, Second Lien Loans of below investment grade quality share many of the risk characteristics of Non-Investment Grade Bonds. As in the case of Senior Loans, the Fund may purchase interests in Second Lien Loans through assignments or participations.

Second Lien Loans are subject to the same risks associated with investment in Senior Loans and Non-Investment Grade Bonds. However, because Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower, they therefore are subject to additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans are

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also expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure. See "--Additional Risk Considerations--Second Lien Loan risk."

OTHER SECURED LOANS
Secured Loans other than Senior Loans and Second Lien Loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Such secured Loans may rank lower in right of payment to one or more Senior Loans and Second Lien Loans of the borrower. Such secured Loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower's obligation under the Loan, and typically have more subordinated protections and rights than Senior Loans and Second Lien Loans. Secured Loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future. Such secured Loans may have fixed or adjustable floating rate interest payments. Because such secured Loans may rank lower as to right of payment than Senior Loans and Second Lien Loans of the borrower, they may present a greater degree of investment risk than Senior Loans and Second Lien Loans but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their more subordinated status, such investments have many characteristics and risks similar to Senior Loans and Second Lien Loans discussed above. In addition, secured Loans of below investment grade quality share many of the risk characteristics of Non-Investment Grade Bonds. As in the case of Senior Loans and Second Lien Loans, the Fund may purchase interests in other secured Loans through assignments or participations.

Other secured Loans are subject to the same risks associated with investment in Senior Loans, Second Lien Loans and Non-Investment Grade Bonds. However, because such Loans may rank lower in right of payment to Senior Loans and Second Lien Loans of the borrower, they therefore may be subject to additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to repay the scheduled payments after giving effect to more senior secured obligations of the borrower. Such secured Loans are also expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in other secured Loans, which would create greater credit risk exposure. See "--Additional Risk Considerations--Other secured Loan risk."

UNSECURED LOANS
Unsecured Loans are Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Unsecured Loans generally have lower priority in right of payment compared to holders of secured debt of the borrower. Unsecured Loans are not secured by a security interest or lien to or on specified collateral securing the borrower's obligation under the Loan. Unsecured Loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including Senior Loans, Second Lien Loans and other secured Loans. Unsecured Loans may have fixed or adjustable floating rate interest payments. Because unsecured Loans are subordinate to the secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their subordinated and unsecured status, such investments have many characteristics and risks similar to Senior Loans, Second Lien Loans and other secured Loans discussed above. In addition, unsecured Loans of below investment grade quality share many of the risk characteristics of Non-Investment Grade Bonds. As in the case of secured Loans, the Fund may purchase interests in unsecured Loans through assignments or participations.

Unsecured Loans are subject to the same risks associated with investment in Senior Loans, Second Lien Loans, other secured Loans and Non-Investment Grade Bonds. However, because unsecured Loans rank lower in right of payment to any secured obligations of the borrower, they therefore may be

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subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to the secured obligations of the borrower. Unsecured Loans are also expected to have greater price volatility than secured Loans and may be less liquid. There is also a possibility that Loan originators will not be able to sell participations in unsecured Loans, which would create greater credit risk exposure. See "--Additional Risk Considerations--Unsecured Loan risk."

PRIVATE DEBT INVESTMENTS
The Fund may invest in privately issued secured and unsecured debt of both public and private companies. The Fund's private debt investments may be in the form of Bonds or Loans, and may have fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, and payment in kind features. Such debt investments may include equity features such as convertibility and attached warrants and stock participation rights. Private debt investments generally are of non-investment grade quality, frequently are unrated and present many of the same risks as investing in non-investment grade Loans and Non-Investment Grade Bonds. Because of the additional risks involved and their reduced liquidity, private debt investments generally pay higher interest rates or have other more favorable terms than otherwise comparable public debt instruments.

Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Adviser's ability to obtain and evaluate applicable information concerning such companies' creditworthiness and other investment considerations. Because there is often no readily available trading market for private debt investments, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Private debt investments are also more difficult to value. Valuation may require more research, and elements of judgment may play a greater role in the valuation of private debt investments as compared to investments in public debt securities because there is less reliable objective data available. Investment in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.

INVESTMENTS IN OTHER INVESTMENT COMPANIES AND OTHER POOLED INVESTMENT VEHICLES The Fund may invest in other investment companies and/or other pooled investment vehicles holding primarily credit-related investments. The Fund may invest up to 10% of its total assets in other registered investment companies and up to 20% of its total assets collectively in private investment funds and other pooled investment vehicles holding primarily credit-related investments. For this purpose, "registered investment companies" means investment companies that are registered under the 1940 Act, and "private investment funds" means privately offered pooled investment funds that are excluded from the definition of "investment company" under the 1940 Act by operation of Section 3(c)(1) or 3(c)(7) thereof. The Adviser believes that investment in other investment companies and other pooled investment vehicles may in certain circumstances provide certain advantages over investing directly in Bonds and Loans. Investing in other investment companies and other pooled investment vehicles may permit the Fund to achieve a greater level of diversification among its investments than would otherwise be possible. Investing in other investment companies and other pooled investment vehicles enables the Fund to access the specialized expertise of sponsors and managers that concentrate in certain segments of the Bond or Loan markets. Such sponsors and managers may have increased access to favorable investment opportunities, particularly in certain types of private investments that may not otherwise be available to the Fund. Investing in other investment companies and other pooled investment vehicles may, under certain circumstances, enable the Fund to acquire an interest in the underlying assets at a discount to fair value.

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Investments by the Fund in other registered investment companies are limited to not more than 10% of the Fund's assets, with no more than 5% of Fund assets invested in any one issuer. The Fund may not own more than 3% of the outstanding voting securities of another registered investment company. The Fund's investments in other registered investment companies are expected to consist primarily of the common shares of exchange-traded closed-end funds holding primarily credit-related investments. The Fund does not intend to invest in other registered investment companies that are advised, managed, administered or distributed by Eaton Vance or any affiliated company. An investment in shares of other closed-end investment companies is affected by risks similar to those of the Fund, including the possibility of shares trading at a discount to net asset value.

Investments by the Fund in private investment funds and other pooled investment vehicles are collectively limited to not more than 20% of the Fund assets. Pooled vehicles in which the Fund may invest include mortgage REITs and master limited partnerships, business development companies and other entities holding primarily credit-related investments. The Adviser believes that investment in private investment funds and other pooled investment vehicles may in certain circumstances provide certain advantages over investing directly in private debt investments.

Investments in other investment companies and other pooled vehicles present certain special considerations and risks not present in making direct investments in Bonds and Loans. Investments in other investment companies and other pooled vehicles involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund's investment in another investment company or pooled vehicle are borne indirectly by Fund common shareholders. Accordingly, investment in such entities involves expense and fee layering. Fees charged by other investment companies and other pooled vehicles in which the Fund invests may be similar to the fees charged by the Fund and can include asset-based management fees and administrative fees payable to such entities' advisers and managers, thus resulting in duplicative fees. To the extent management fees of private investment funds and other pooled vehicles are based on total gross assets, it may create an incentive and therefore a potential conflict of interest for such entities' managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk. Fees payable to advisers and managers of other investment companies and other pooled investment vehicles in which the Fund invests may include performance-based incentive fees calculated as a percentage of profits. Such incentive fees directly reduce the return that otherwise would have been earned by investors over the applicable period. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Investments in other investment companies and other pooled vehicles frequently expose the Fund to an additional layer of financial leverage. Investments in other investment companies and other pooled vehicles expose the Fund to additional management risk. The success of the Fund's investments in other investment companies and other pooled vehicles will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Fund to incur losses or to miss profit opportunities. While the Adviser will seek to evaluate managers of private investment funds and other pooled vehicles and where possible independently evaluate the underlying assets, a substantial degree of reliance on such entities' managers is nevertheless present with such investments. Certain private investment funds in which the Fund participates may involve capital call provisions under which the Fund is obligated to make additional investments at specified levels even if it would otherwise choose not to. Investments in private investment funds may have very limited liquidity. Often there will be no secondary market for such investments and the ability to redeem or otherwise withdraw from a private investment fund may be infrequent. Certain private investment funds may be subject to "lock-up" periods of a year or more. The valuation of investments in private investment funds often will be based upon valuations provided by the adviser or manager and it may not always be possible to effectively assess the accuracy of such valuations, particularly if the fund holds substantial investments

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the values of which are determined by the adviser or manager based upon a fair valuation methodology. Incentive fees paid to the advisers and managers of pooled vehicles may cause conflicts in the fair valuation of investment holdings by a private investment fund's adviser or manager. See "--Additional Risk Considerations--Private debt investment risk" and "--Additional Risk Considerations--Other investment companies and other pooled vehicles risk."

Valuation of Private Investment Funds. The Fund will value its investments in private investment funds at fair value. As a general matter, the fair value of the Fund's interest in a private investment fund will represent the amount that the Fund could reasonably expect to receive from the private investment fund or from a third party if the Fund's interest were redeemed or sold at the time of valuation, based on information available at the time the valuation is made and that the Fund reasonably believes to be reliable. In accordance with these procedures, fair value as of each fiscal period end ordinarily will be the value determined as of such fiscal period end for each private investment fund in accordance with such fund's valuation policies and reported to the Fund by the fund or its manager at the time of such valuation. The values provided by the private investment funds will ordinarily be reviewed by the Adviser. The Fund may not have a private investment fund's reported valuation as of a particular fiscal period end--if, for example, a private investment fund does not report a fiscal period end value to the Fund on a timely basis. In such cases, the Fund would determine the fair value of its investment therein based on any relevant information available at the time of valuation, including the most recent value reported by the private investment fund.

When investing in any private investment fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the private investment fund. As a general matter, such review will include a determination of whether the private investment fund utilizes market values when available, and otherwise utilizes principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Fund's Board provide that the Adviser will review the valuations provided by private investment fund managers, neither the Adviser nor the Fund's Board will be able to confirm independently the accuracy of valuation calculations provided by the managers.

The Fund's valuation procedures require the Fund and the Adviser to consider relevant information available at the time that the Fund values its investment. The Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by a private investment fund's manager does not represent the fair value of the Fund's interests therein. Although redemptions of interests in private investment funds are usually subject to advance notice requirements, private investment funds will typically make available net asset value information to their investors which represents the price at which, even in the absence of redemption activity, the private investment fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular private investment fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Consistent with industry practice, the Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular private investment fund. In other cases, as when a private investment fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in private investment fund interests, the Fund may determine that it is appropriate to apply a discount to the net asset value of the private investment fund. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

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The valuations reported by private investment funds and managers thereof may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of private investment funds are subject to audit by the funds' independent auditors, and may be revised as a result of such audits. Other adjustments may occur from time to time. Any material adjustments in the valuations of private investment funds will be reflected in the Fund's net asset values for the relevant periods. The procedures approved by the Board provide that, where deemed appropriate by the Adviser and/or the Board and consistent with the 1940 Act, investments in private investment funds may be valued at cost. Cost would be used only when determined to best approximate the fair value of the particular investment under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund's investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the valuation policies utilized by the Adviser are fair and consistent with applicable regulatory guidelines.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for an asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser and/or the Board will reevaluate its fair value methodology to determine what, if any, adjustments should be made to the methodology.

DISTRESSED DEBT OBLIGATIONS
Distressed Debt Obligations include Bonds, Loans and other debt obligations of issuers that are experiencing financial distress. The Fund considers Distressed Debt Obligations to be obligations that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or interest or are rated in the lowest rating categories (Ca or lower by Moody's or CC or lower by S&P and Fitch) or, if unrated, considered by the Adviser to be of comparable quality. The Fund will make investments in Distressed Debt Obligations in circumstances in which the Adviser determines that the purchase price of the debt is attractive relative to the level of risk assumed. The Fund may invest in both interest paying and non-interest paying Distressed Debt Obligations. In addition to pre-existing outstanding debt obligations of issuers undergoing financial distress, Distressed Debt Obligations also include "debtor-in-possession" or "DIP" Loans newly issued in connection with "special situation" restructuring and refinancing transactions. DIP Loans are Loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP Loans are typically fully secured by a lien on the debtor's otherwise unencumbered assets or secured by a junior lien on the debtor's encumbered assets (so long as the Loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP Loans are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. The Adviser believes that DIP Loans can offer holders thereof the opportunity to achieve attractive rates of return relative to the risk assumed.

Distressed Debt Obligations generally present the same risks as investment in Non-Investment Grade Bonds. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. As discussed above, an issuer of Distressed Debt Obligations may be in bankruptcy or undergoing some other form of financial restructuring. Interest and/or principle payments on Distressed Debt Obligations may be in default. Distressed Debt Obligations present a risk of loss of principal value, including potentially a total loss of value. Distressed Debt Obligations may be highly illiquid and the prices at which Distressed Debt Obligations

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may currently be sold may represent a substantial discount to what the Adviser believes to be the ultimate value of such obligations. The Fund will not directly invest more than 15% of its total assets in interest-bearing investments that, at the time of purchase, are not current on their interest payment obligations.

FOREIGN SECURITIES AND OBLIGATIONS
The Fund may invest without limitation in securities and obligations of foreign issuers or obligors that are denominated in U.S. dollars, Euros, Canadian dollars, British pounds and certain other currencies. The Fund will not invest in securities or obligations of emerging markets issuers or obligors. The value of foreign securities and obligations is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. As an alternative to holding foreign-traded investments, the Fund may invest in dollar-denominated investments of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets are less than in the United States and securities and obligations of some foreign companies are less liquid and more volatile than securities and obligations of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities and obligations before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities and obligations of some foreign issuers may be less liquid and more volatile than those of comparable U.S. companies.

Since the Fund may invest in securities and obligations denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments in U.S. dollars. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies. The Fund expects initially to fully hedge its exposures to foreign currencies but may, at the discretion of the Adviser, at any time limit or eliminate foreign currency hedging activity.

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ADDITIONAL INVESTMENT PRACTICES

TEMPORARY AND/OR DEFENSIVE INVESTMENTS IN U.S. GOVERNMENT SECURITIES
During temporary periods or for defensive purposes, the Fund may invest without limitation in U.S. Government securities. During defensive periods, in order to preserve principal and limit undue investment risk, the Fund may forego opportunities for higher income and return afforded by its normal investment program.

U.S. Government securities in which the Fund may invest include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuances such as: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (issued with maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (d) the credit of the agency or instrumentality. The Fund may also invest in other securities or agreements collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities (i.e., such obligations are not backed by the full faith and credit of the U.S. Government), the Fund will invest in obligations issued by these instrumentalities only if the Adviser has determined that the anticipated returns from such investments are attractive in relation to the credit and other risks assumed in investing therein.

The principal of and/or interest on certain U.S. Government securities that may be purchased by the Fund could be (a) payable in foreign currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of foreign currencies. The value of such portfolio securities denominated in foreign currencies may be affected favorably or unfavorably by changes in the exchange rate between foreign currencies and the U.S. dollar.

EQUITY INTERESTS
The Fund may hold equity interests acquired in conjunction with investments in Bonds or Loans of the same or a related issuer, which may include equity interests embedded in or attached to a Bond or a Loan, equity interests that are separate investments in which the Fund has the ability to invest by virtue of its ownership of a Bond or Loan of the same or a related issuer, and equity interests received in respect of ownership of a Bond or a Loan in connection with a financial restructuring or reorganization. Such investments may include, among other equity interests, common and preferred stock, warrants and stock participation rights. The Fund's investments in other investment companies and other pooled investment vehicles will also generally be in the form of equity interests. Each of these investments exposes the Fund to equity risk. Common stocks represent the residual interest in the assets of an issuer after meeting all claims and the interests of any preferred stock outstanding. As such, common stock is inherently more risky than the Bonds and Loans of the same issuer. Although publicly traded common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concern about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real values during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common

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stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Preferred stock represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer's common stock. As such, preferred stock is inherently more risky than the Bonds and Loans of the issuer, but less risky than its common stock. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers' call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

ASSET-BACKED SECURITIES
The Fund may invest in asset-backed securities, which are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generically called a Special Purpose Vehicle or "SPV"). These securitized payment claims are, as a rule, financial assets brought into a pool according to specific diversification rules. An SPV is a company founded for the purpose of securitizing these claims and its assets are this diversified asset pool. On this basis, marketable securities are issued which, due to diversification, generally represent a lower level of risk than the underlying assets individually. The redemption of the securities issued by the SPV takes place out of the cash flow generated by the collected claims. An SPV may issue multiple securities with different priorities to the cash flows generated and the underlying assets. Asset-backed securities may be issued by the U.S. Government, its agencies or instrumentalities, other governmental issuers or by private issuers. The types of assets that may underlie these instruments include, but are not limited to, the following (1) for non-mortgage asset-backed securities: automobile loans, credit card receivables, equipment leases (including aircraft), franchise loans, student loans, and catastrophe bonds; and
(2) for mortgage-related asset-backed securities: home equity loans, manufactured housing loans, commercial mortgage loans and residential mortgage loans.

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COLLATERALIZED DEBT OBLIGATIONS
A collateralized debt obligation, or "CDO," is a structured credit security issued by an SPV created to apportion the risk and return characteristics of a pool of underlying assets consisting of debt obligations, typically non-investment grade Loans and/or Non-Investment Grade Bonds. A CDO's assets are used as collateral to support various debt and equity tranches issued by the SPV. A key feature of the CDO structure is the prioritization of the cash flows from a pool of debt securities among several classes of CDO holders, thereby creating a series of obligations with varying interest rates, risk levels and expected maturities. CDOs generally are secured by an assignment to a trustee under the indenture pursuant to which the securities are issued by the CDO, with its assets as collateral. Payments received on the underlying debt obligations generally are made to the trustee under the indenture. CDOs generally are designed to be retired as the underlying debt obligations are repaid. In the event of sufficient early prepayments, the class or series of a CDO first to mature generally will be retired. Therefore, although in most cases the issuer of a CDO will not supply additional collateral in the event of such prepayments, sufficient collateral normally exists to secure the CDO tranches that remain outstanding. The credit quality of CDO securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., debt obligations) of a CDO are subject to prepayments, which shorten the weighted average maturity and may lower the return of the securities issued by the CDO. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of CDO securities also may change because of changes in market value, that is changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

MORTGAGE REITS
Mortgage REITs are pooled investment vehicles that invest the majority of their assets in real property mortgages and which generally derive income primarily from interest payments thereon. Mortgage REITs are generally not taxed on income timely distributed to shareholders, provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of any management and other expenses paid by mortgage REITs in which it invests.

Investing in mortgage REITs involves certain risks related to investing in real property mortgages. Mortgage REITs are subject to interest rate risk and the risk of default on payment obligations by borrowers. Mortgage REITs whose underlying assets are mortgages on real properties used by a particular industry or concentrated in a particular geographic region are subject to risks associated with such industry or region. Real property mortgages may be relatively illiquid, limiting the ability of mortgage REITs to vary their portfolios promptly in response to changes in economic or other conditions. Mortgage REITs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

BUSINESS DEVELOPMENT COMPANIES
Business development companies ("BDCs") are publicly traded, closed-end, investment companies regulated by the SEC. BDCs are operated for the purpose of making equity investments in, and/or providing debt financing to, small and developing businesses. The 1940 Act generally requires BDCs to invest at least 70% of total assets in "eligible portfolio companies" (generally smaller private U.S. companies) and high quality short-term debt securities. Compared to other registered investment companies, BDCs have greater flexibility to use leverage and to engage in affiliated transactions with portfolio companies. BDCs may provide significant managerial assistance to the companies in their

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portfolios. A BDC may elect to be taxed as a regulated investment company
("RIC") under the Code. As a RIC, a BDC generally avoids U.S. federal taxation on its income and capital gains that it distributes to its shareholders.

Investments in BDCs involve a layering of fees and other costs. Because the Fund will not control BDCs in which it invests, it is subject to the risk that a BDC may make business decisions with which the Adviser disagrees or otherwise act in ways that do not serve the Fund's interests. BDCs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by borrowers. BDCs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by BDCs may be highly illiquid, severely limiting the BDCs' ability to vary their portfolios in response to changes in economic or other conditions. BDCs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

MASTER LIMITED PARTNERSHIPS
A master limited partnership, or "MLP," is a publicly traded company organized as a limited partnership and treated as a partnership for federal income tax purposes. MLPs generally operate in the natural resource, financial services, and real estate industries. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax. Instead, an MLP's income, gain, loss, deductions and other tax items pass through to unitholders. Although unitholders are generally limited in their liability, similar to a corporation's shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distribution was paid. This liability may stay attached to the unitholder even after the units are sold. The Fund intends to invest in MLPs only to an extent and in a manner consistent with the Fund's qualification as a regulated investment company.

Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

INDEXED SECURITIES AND DERIVATIVES
The Fund may invest in indexed securities, structured notes and derivatives based on indices or financial indicators. Indexed securities are securities the redemption values and/or the coupons of which are indexed to the prices of a specific instrument or statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to inflation, other securities, securities indices, currencies or other financial indicators such as economic statistics and pre-payment rates. Various indices or financial indicators may also be invested in through the use of derivative instruments. Inflation-indexed securities, for example, typically provide for a maturity value that depends on the rate of inflation, resulting in a security whose price tends to rise and fall together with the rate of inflation. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their

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maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a short position in the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

The Fund may invest in inflation-indexed securities issued by the U.S. Treasury, foreign governments or other entities. These are fixed income securities whose principal value is periodically adjusted according to the rate of inflation in the United States or another reference country. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value which has been adjusted for inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measure of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect an inflation index for that country. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the true rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Coupon payments received by the Fund from inflation-indexed bonds will be includable in the Fund's gross income in the period in which they accrue. In addition, any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The Fund's investments in indexed securities, including inflation-indexed securities, may create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate tax liability at the Fund level.

FOREIGN CURRENCY TRANSACTIONS
The Fund expects initially to seek to hedge its exposures to foreign currencies but may, at the discretion of the Adviser, at any time limit or eliminate foreign currency hedging activity. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in

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foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The Fund may engage in transactions to hedge against changes in foreign currencies, and will use such hedging techniques when the Adviser deems appropriate. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be performed by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets. Income or gains earned on any of the Fund's foreign currency transactions generally will be treated as fully taxable income.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as counterparty.

CREDIT-LINKED NOTES
The Fund may invest in credit-linked notes ("CLN"), a form of debt note where the payment of principal is based on the performance of a specified reference obligation. Credit-linked notes are typically collateralized with a portfolio of high quality debt obligations. Credit-linked notes are issued from a trust or other SPV that pays a fixed or floating coupon during the life of the note. At maturity, note holders receive par unless the referenced credit obligation defaults or declares bankruptcy, in which case they receive an amount determined by the recovery rate. Transactions in CLNs involve certain risks, including the risk that the seller may be unable to fulfill the terms of the instrument. In addition to the credit risk of the reference obligation and interest rate risk, the buyer of the CLN is subject to counterparty risk.

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COMMERCIAL PAPER
Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies, finance companies and other issuers.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
Securities may be purchased on a "forward commitment" or "when-issued" basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the yield on a comparable security when the transaction is consummated may vary from the yield on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made until delivery is made or payment is received from the other party to the transaction.

ILLIQUID INVESTMENTS
The Fund may invest without limitation in securities and other instruments for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities treated as liquid, the level of portfolio illiquidity nevertheless may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell illiquid investments at a price representing their fair value until such time as such investments may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the investments and the time when the Fund would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities and instruments through private placements under which it may agree to contractual restrictions on the resale thereof. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

SWAPS
Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a "notional value," i.e., the designated reference amount of exposure to the underlying instruments. The Fund intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund may use swaps for risk management purposes and as a speculative investment.

The net amount of the excess, if any, of the Fund's swap obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. Eaton Vance requires counterparties to have a minimum credit rating of A from Moody's (or comparable rating from another Rating Agency)

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and monitors such rating on an on-going basis. If the other party to a swap contract defaults, the Fund's risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. Under such circumstances, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.

Interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

Total return swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s).

Currency swaps. Currency swaps involve the exchange of the two parties' respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

Credit default swaps. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would normally pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it normally receives a stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would add the equivalent of leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund may enter into credit default swap contracts and baskets thereof for investment and risk management purposes, including diversification.

The use of interest rate, total return, currency, credit default and other swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

FUTURES AND OPTIONS ON FUTURES
The Fund may purchase and sell various kinds of financial futures contracts and options thereon to obtain investment exposure and/or to seek to hedge against changes in interest rates or currencies or for other risk management purposes. Futures contracts may be based on various securities, securities indices and currencies. Such transactions involve a risk of loss or depreciation due to adverse changes in prices of the reference securities, indices or currencies, and such losses may exceed the Fund's initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. Transactions in financial futures and options on futures involve certain costs. There can be no assurance that the Fund's use of futures contracts will be advantageous. Financial covenants related to future Fund borrowings may limit use of these transactions.

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EXCHANGE TRADED AND OVER-THE-COUNTER OPTIONS
The Fund may purchase or write (sell) exchange traded and over-the-counter options. Writing call options involves giving third parties the right to buy securities from the Fund for a fixed price at a future date and writing put options involves giving third parties the right to sell securities to the Fund for a fixed price at a future date. Buying an options contract gives the Fund the right to purchase securities from third parties or gives the Fund the right to sell securities to third parties for a fixed price at a future date. In addition to options on individual securities, the Fund may buy and sell put and call options on currencies, baskets of securities or currencies, indices and other instruments. Options bought or sold by the Fund may be "cash settled," meaning that the purchaser of the option has the right to receive a cash payment from the writer of the option to the extent that the value of the underlying position rises above (in the case of a call) or falls below (in the case of a put) the exercise price of the option. There can be no assurance that the Fund's use of options will be successful.

SECURITIES LENDING
The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans of securities will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser to be at least investment grade and when the expected returns, net of administrative expenses and any finders' fees, justifies the attendant risk. All securities loans will be collateralized on a continuous basis by cash or liquid securities having a value, marked to market daily, of at least 100% of the market value of the loaned securities. The Fund may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand. The financial condition of borrowers will be monitored by the Adviser on an ongoing basis. The Fund will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and the Fund will not be entitled to exercise any voting or other beneficial rights on loaned securities. The Fund intends to exercise its right to terminate loans and thereby regain these rights whenever the Adviser considers it to be in the Fund's interest to do so, taking into account the related loss of reinvestment income and other factors.

BORROWINGS
The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction. The Fund may also borrow money for temporary administrative purposes.

The Fund has entered into an agreement with a group of banks to participate with other funds and portfolios managed by Eaton Vance and its affiliates in a $150 million unsecured line of credit agreement. Borrowings may be made by the Fund to obtain investment leverage and to facilitate the handling of unsecured and/or unanticipated short-term cash requirements. Outstanding borrowings on July 31, 2006 were approximately $27.8 million. Interest is charged to each fund or portfolio based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating funds and portfolios at the end of each quarter. The Fund would be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund will indemnify the lenders under the facility against liabilities they may incur in connection with the facility. In addition, the credit facility contains covenants which, among other things, limit the Fund's ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions including mergers and consolidations, and require asset coverage ratios in addition to those required by the Investment Company Act. The obligations to make payments required by the

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credit facility are senior to the rights of APS Shareholders to receive dividends or liquidation proceeds. Such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of Preferred Shares or debt securities.

REVERSE REPURCHASE AGREEMENTS
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income.

When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the Fund's assets. While there is a risk that large fluctuations in the market value of the Fund's assets could affect net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the Adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Such agreements will be treated as subject to investment restrictions regarding "borrowings." If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund's cash available for distribution.

PORTFOLIO TURNOVER
The Fund cannot accurately predict its portfolio turnover rate, but estimates an annual turnover rate of between 50% and 75% (excluding turnover of securities and obligations having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater expenses to the Fund. The Fund may engage in active short-term trading to benefit from yield disparities among different issues, to seek short-term profits or for other reasons. Such trading will increase the Fund's rate of turnover and may increase the incidence of net short-term capital gains which, upon distribution by the Fund, are taxable to shareholders as ordinary income.

ADDITIONAL RISK CONSIDERATIONS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in APS.

AUCTION RISK
APS Shareholders may not be able to sell APS at an Auction if the Auction fails; that is, if there are more APS offered for sale than there are buyers for those APS. Also, if a Bid is placed at an Auction only at a specified rate, and that bid rate exceeds the rate set at the Auction, the APS will not be retained. Finally, if you elect to buy or retain APS without specifying a rate below which you would not wish to continue to hold those APS, and the Auction sets a below market rate, you may receive a lower rate of return on your APS then the market rate. Finally, because a Broker-Dealer is permitted to submit orders in an Auction for its own account, a Broker-Dealer may have an advantage over other bidders in the Auction because of its knowledge of the other orders placed through it. This knowledge may allow the Broker-Dealer to structure its Bid in a manner that increases the likelihood that its Bid will be accepted at Auction. Bids by a Broker-Dealer may also adversely affect the

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Applicable Rate and the allocation of APS at an Auction. See "Description of
APS," "The Auctions--Auction Procedures" and "The
Auctions--General--Broker-Dealer Agreements."

SECONDARY MARKET RISK
It may not be possible to sell APS between Auctions or it may only be possible to sell them for a price of less than $25,000 per share plus any accumulated dividends. If the Fund has designated a Special Dividend Period (a Dividend Period of other than seven days), changes in interest rates could affect the price of APS sold in the secondary market. Broker-dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the broker-dealers). The APS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long-Term Dividend Period, likely will have an adverse effect on the secondary market price of the APS, and a selling APS Shareholder may sell APS between Auctions at a price per share of less than $25,000. Accrued APS dividends, however, should at least partially compensate for the increased market interest rate.

RATINGS AND ASSETS COVERAGE RISKS
While Fitch assigns a rating of "AA" and Moody's a rating of "Aa1" to the APS, the ratings do not eliminate or necessarily mitigate the risks of investing in APS. A Rating Agency could downgrade APS, which may make APS less liquid at an Auction or in the secondary market, although the downgrade would probably result in higher dividend rates. If a Rating Agency downgrades APS of the Fund, the Fund will alter its portfolio or redeem APS. The Fund may voluntarily redeem APS under certain circumstances. A preferred share rating is an assessment of the capacity and willingness of an issuer to pay preferred share obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold, or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The Rating Agency guidelines described above also do not address the likelihood that an owner of APS will be able to sell such shares in an Auction or otherwise. See "Description of APS--Rating Agency guidelines and asset coverage" for a description of the asset maintenance tests the Fund must meet.

INCOME RISK
The income investors receive from the Fund is based primarily on the interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, investors' income from the Fund could drop as well. The Fund's income could also be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage, although this risk is mitigated to the extent the Fund's investments include floating-rate Loans and other floating-rate instruments.

CREDIT RISK
Credit risk is the risk that one or more debt obligations in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences a decline in its financial status.

PREPAYMENT RISK
During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled, potentially causing the Fund to incur capital loss and/or to reinvest in lower yielding obligations. This is known as call or prepayment risk. Certain debt obligations have call protection features that permit the issuer to redeem the security or instrument

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prior to a stated date only if certain prescribed conditions are met ("call protection"). An issuer may redeem a security or instrument if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Corporate Bonds typically have limited call protection. Loans typically have little or no call protection. For premium Bonds and premium Loans (Bonds and Loans priced above their par or principal value) held by the Fund, prepayment risk is enhanced.

ISSUER RISK
The value of credit-related obligations may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

NON-INVESTMENT GRADE BONDS RISK
The Fund's investments in Non-Investment Grade Bonds are predominantly speculative because of the credit risk of their issuers. While normally offering higher yields, Non-Investment Grade Bonds typically entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of Non-Investment Grade Bonds are more likely to default on their payments of interest and principal owed to the Fund, and such defaults will reduce the Fund's net asset value and income distributions. The prices of these lower rated obligations are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer's revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates. Adverse publicity and changing investor perceptions may affect the ability to obtain prices for or to sell these securities.

SENIOR LOANS RISK
The risks associated with Senior Loans of below investment grade quality are similar to the risks of Non-Investment Grade Bonds, although Senior Loans are typically senior and secured in contrast to Non-Investment Grade Bonds, which are generally subordinated and unsecured. Senior Loans' higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than Non-Investment Grade Bonds, which are typically fixed rate. The Fund's investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund's net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Loan may decline in value or become illiquid, which would adversely affect the Loan's value.

Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are substantially less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Loans.

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SECOND LIEN LOANS RISK
Second Lien Loans are subject to the same risks associated with investment in Senior Loans and Non-Investment Grade Bonds. However, Second Lien Loans are second in right of payment to Senior Loans and therefore are subject to additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure. See "Investment objectives, policies and risks--Portfolio Contents--Second Lien Loans" for a discussion of the valuation of Second Lien Loans.

OTHER SECURED LOANS RISK
Secured Loans other than Senior Loans and Second Lien Loans are subject to the same risks associated with investment in Senior Loans, Second Lien Loans and Non-Investment Grade Bonds. However, such Loans may rank lower in right of payment than any outstanding Senior Loans and Second Lien Loans of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the higher ranking secured obligations of the borrower. Lower ranking secured Loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in lower ranking secured Loans, which would create greater credit risk exposure. See "Investment objectives, policies and risks--Portfolio Contents--Other secured Loans" for a discussion of the valuation of other secured Loans.

UNSECURED LOANS RISK
Unsecured Loans are subject to the same risks associated with investment in Senior Loans, Second Lien Loans, other secured Loans and Non-Investment Grade Bonds. However, because unsecured Loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Unsecured Loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and other secured Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in unsecured Loans, which would create greater credit risk exposure. See "Investment objectives, policies and risks--Portfolio Contents--Unsecured Loans" for a discussion of the valuation of Unsecured Loans.

PRIVATE DEBT INVESTMENTS RISK
The Fund may invest in privately issued secured and unsecured debt of both public and private companies. Private debt investments generally are of non-investment grade quality, frequently are unrated and present many of the same risks as investing in non-investment grade Loans and Non-Investment Grade Bonds. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Adviser's ability to obtain and evaluate applicable information concerning such companies' creditworthiness and other investment considerations. Because there is often no readily available trading market for private debt investments, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Private debt investments are also more difficult to value. Valuation may require more research, and elements of judgment may play a greater role in the valuation of private debt investments as compared to investments in public debt securities because there is less reliable objective data available. Investing in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.

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OTHER INVESTMENT COMPANIES AND OTHER POOLED VEHICLES RISK
In addition to direct investments in Bonds and Loans, the Fund may obtain exposure to credit-related investments by investing in other investment companies and/or other pooled investment vehicles holding primarily credit-related investments. The Fund may invest up to 10% of its total assets in other registered investment companies and up to 20% of its total assets collectively in private investment funds and other pooled investment vehicles holding primarily credit-related investments. Investments in other investment companies and other pooled vehicles present certain special considerations and risks not present in making direct investments in Bonds and Loans. Investments in other investment companies and other pooled vehicles involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund's investment in another investment company or pooled vehicle are borne indirectly by common shareholders. Accordingly, investment in such entities involves expense and fee layering. Fees charged by other investment companies and other pooled vehicles in which the Fund invests may be similar to the fees charged by the Fund and can include asset-based management fees and administrative fees payable to such entities' advisers and managers, thus resulting in duplicative fees. To the extent management fees of private investment funds and other pooled vehicles are based on total gross assets, it may create an incentive and therefore a potential conflict of interest for such entities' managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk. Fees payable to advisers and managers of other investment companies and other pooled investment vehicles in which the Fund invests may include performance-based incentive fees calculated as a percentage of profits. Such incentive fees directly reduce the return that otherwise would have been earned by investors over the applicable period. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Investments in other investment companies and other pooled vehicles frequently expose the Fund to an additional layer of financial leverage. Investments in other investment companies and other pooled vehicles expose the Fund to additional management risk. The success of the Fund's investments in other investment companies and other pooled vehicles will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Fund to incur losses or to miss profit opportunities. While the Adviser will seek to evaluate managers of private investment funds and other pooled vehicles and where possible independently evaluate the underlying assets, a substantial degree of reliance on such entities' managers is nevertheless present with such investments. Certain private investment funds in which the Fund participates may involve capital call provisions under which the Fund is obligated to make additional investments at specified levels even if it would otherwise choose not to. Investments in private investment funds may have very limited liquidity. Often there will be no secondary market for such investments and the ability to redeem or otherwise withdraw from a private investment fund may be infrequent. Certain private investment funds may be subject to "lock-up" periods of a year or more. The valuation of investments in private investment funds often will be based upon valuations provided by the adviser or manager and it may not always be possible to effectively assess the accuracy of such valuations, particularly if the fund holds substantial investments the values of which are determined by the adviser or manager based upon a fair valuation methodology. Incentive fees paid to the advisers and managers of pooled vehicles may cause conflicts in the fair valuation of investment holdings by a private investment fund's adviser or manager.

ASSET-BACKED SECURITIES RISK
The Fund may invest in certain asset-backed and structured credit securities (collectively, "Asset-Backed Securities"), including CDOs. Asset-Backed Securities are payment claims that are securitized in the form of negotiable paper that is issued by an SPV. These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. A CDO is a structured credit security issued by an SPV that was created to reapportion the risk and return

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characteristics of a pool of underlying assets consisting of debt obligations, typically Senior Loans and/or Non-Investment Grade Bonds. A CDO's assets are used as collateral to support various debt and equity tranches issued by the SPV. The underlying assets (e.g., debt obligations) of a CDO are subject to prepayments, which shorten the weighted average maturity and may lower the return of the securities issued by the CDO. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of CDO securities also may change because of changes in market value, that is changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

VALUATION OF BONDS AND LOANS
The Adviser normally uses an independent pricing service to value most Bonds and Loans held. The Adviser may use the fair value method to value investments if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value. Because the secondary markets for certain investments may be limited, they may be difficult to value. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

DISTRESSED DEBT OBLIGATIONS RISK
Distressed Debt Obligations generally present the same risks as investment in Non-Investment Grade Bonds and Loans of below investment grade quality. However, in most cases, the risks of Distressed Debt Obligations are of greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. An issuer of Distressed Debt Obligations may be in bankruptcy or undergoing some other form of financial restructuring. Interest and/or principal payments on Distressed Debt Obligations may be in default. Distressed Debt Obligations present a risk of loss of principal value, including potentially a total loss of value. Distressed Debt Obligations may be highly illiquid and the prices for which Distressed Debt Obligations may currently be sold may represent a substantial discount to what the Adviser believes to be the ultimate value of such obligations.

DERIVATIVES RISK
Positions in derivatives (such as options, swaps, and forward contracts and futures and options thereon) may subject the Fund to substantial loss of principal in relation to the Fund's investment amount. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives positions held by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

TAX RISK
The Fund may invest in derivative instruments such as swaps, SAMIs and other instruments in order to obtain investment exposure to its principal investment categories or for other purposes. The Fund intends to invest in such instruments only to an extent and in a manner consistent with the Fund's qualification as a regulated investment company for federal income tax purposes. In addition, the Fund intends to invest in MLPs only to an extent and in a manner consistent with the Fund's qualification as a regulated investment company. If the Fund were to fail to qualify as a regulated investment company in any year, then the Fund would be subject to federal (and state) income tax on its net

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income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). Fund income distributed to shareholders would also be taxable to shareholders as ordinary dividend income to the extent attributable to the Fund's earnings and profits. Accordingly, in such event, the Fund's ability to achieve its investment objectives would be adversely affected and shareholders would be subject to the risk of diminished investment returns.

INTEREST RATE RISK
The value of Fund shares will usually change in response to interest rate fluctuations. When interest rates decline, the value of fixed-rate investments held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of fixed-rate investments held by the Fund can be expected to decline. Floating-rate investments held by the Fund may also fluctuate in value due to changes in interest rates because of a time lag between when interest rates rise and when rates on the investments are reset. Because U.S. interest rates have recently been at low levels by historical standards, there may be a greater than normal risk that the Fund's portfolio will decline in value due to rising interest rates. Fluctuations in the value of fixed-rate investments held by the Fund will not affect interest income received on the investments, but will be reflected in the Fund's net asset value. Fixed-rate investments with longer durations tend to be more sensitive to changes in interest rates than investments with shorter durations, usually making them more volatile. During periods when the Fund's portfolio of investments has an intermediate or longer term average dollar-weighted duration (including the effects of anticipated leverage), the Fund's net asset value and market price per share will tend to fluctuate more in response to changes in market interest rates than when the Fund holds primarily shorter duration investments. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although there can be no assurance that it will do so or that such strategies will be successful.

EQUITY RISK
The Fund may hold equity interests acquired in conjunction with investments in Bonds or Loans of the same or a related issuer, which may include equity interests embedded in or attached to a Bond or a Loan, equity interests that are separate investments in which the Fund has the ability to invest by virtue of its ownership of a Bond or Loan of the same or a related issuer, and equity interests received in respect of ownership of a Bond or a Loan in connection with a financial restructuring or reorganization. Such investments may include, among other equity interests, common and preferred stock, warrants and stock participation rights. The Fund's investments in other investment companies and other pooled investment vehicles will also generally be in the form of equity interests. Each of these investments exposes the Fund to equity risk. Common stocks represent the residual interest in the assets of an issuer after meeting all claims and the interests of any preferred stock outstanding. As such, common stock is inherently more risky than the Bonds and Loans of the issuer. Although publicly traded common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concern about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real values during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

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Preferred stock represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer's common stock. As such, preferred stock is inherently more risky than the Bonds and Loans of the issuer, but less risky than its common stock. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of "non-cumulative" preferred stocks) or defer (in the case of "cumulative" preferred stocks) dividend payments. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers' call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

FOREIGN INVESTMENT RISK
The Fund may invest without limitation in securities and obligations of foreign issuers and obligors denominated in U.S. dollars, Euros, Canadian dollars, British pounds and other currencies. Investment in foreign issuers may involve certain special risks due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates in the case of investments denominated in foreign currencies, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. The laws of some foreign countries may limit the Fund's ability to invest in securities and obligations of certain issuers located in these foreign countries. There are also special tax considerations which apply to securities and obligations of foreign issuers and securities and obligations principally traded overseas.

FOREIGN CURRENCY RISK
The Fund's shares are priced in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars. To the extent the Fund's assets are denominated in currencies other than the U.S. dollar there is a risk that the value of such assets and/or the value of any distribution from such assets may decrease if the currency in which such assets or distributions are denominated falls in relation to the value of the U.S. dollar. The Fund expects initially to seek to hedge its exposures to foreign currencies but may, at the discretion of the Adviser, at any time limit or eliminate foreign currency hedging activity. To the extent the Fund does not hedge (or is unsuccessful in seeking to hedge) its foreign currency risk, the value of the Fund's assets and income could be adversely affected by currency exchange rate movements.

SHORT SALES RISK
The Fund may make use of short sales for investment and risk management purposes, including when the Adviser anticipates that the market price of a security or instrument will decline or will underperform relative to the investments held in the Fund's portfolio. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other

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--------------------------------------------------------------------------------

derivative contract) that it does not own. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund will ordinarily engage in "uncovered" short sales, where it does not own or have the immediate right to acquire the security sold short at no additional cost. The Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. The Adviser's use of short sales in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns.

LIQUIDITY RISK
The Fund may invest without limitation in securities and obligations for which there is no readily available trading market or which are otherwise illiquid, including certain Non-Investment Grade Bonds, Loans and Distressed Debt Obligations. The Fund may not be able to readily dispose of illiquid securities and obligations at prices that approximate those at which the Fund could sell such securities and obligations if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities and obligations, thereby adversely affecting the Fund's net asset value and ability to make distributions.

REINVESTMENT RISK
Income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations into lower yielding instruments.

INFLATION RISK
Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the APS and distributions thereon can decline. In an inflationary period, however, it is expected that through the Auction process, APS dividends would increase, tending to offset the risk.

DURATION AND MATURITY RISK
The Fund has no set policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain magnified risks. These risks include interest rate risk, credit risk and liquidity risks as discussed above.

MANAGEMENT RISK
The Fund is subject to management risk because it is an actively managed portfolio. Eaton Vance and the portfolio managers invest the assets of the Fund as they deem appropriate in implementing the Fund's investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of Eaton Vance and the portfolio managers to develop and effectively implement investment strategies that achieve the Fund's investment objectives. There is no assurance that Eaton Vance and the portfolio managers will be successful in developing and implementing the Fund's investment strategy. Decisions made by Eaton Vance and the portfolio managers may cause the Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

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INVESTMENT OBJECTIVES, POLICIES AND RISKS
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MARKET DISRUPTION
The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have raised short-term market risk and may have adverse long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact the value of investments held by the Fund, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the APS.

ANTI-TAKEOVER PROVISIONS
The Fund's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board and have the effect of depriving shareholders of an opportunity to sell their Shares at a premium over net asset value. See "Description of capital structure--Anti-takeover Provisions in the Declaration of Trust."

Management of the Fund

BOARD OF TRUSTEES

The management of the Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement (as defined below), is the responsibility of the Fund's Board under the laws of The Commonwealth of Massachusetts and the 1940 Act.

THE ADVISER

Eaton Vance acts as the Fund's investment adviser under an Investment Advisory Agreement (the "Advisory Agreement"). The Adviser's principal office is located at The Eaton Vance Building, 255 State Street, Boston, MA 02109. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment funds since 1931. As of June 30, 2006, Eaton Vance and its subsidiaries managed approximately $118.5 billion on behalf of funds, institutions and individual clients, including approximately $47.3 billion in fixed income and floating-rate income assets. Eaton Vance is a direct, wholly owned subsidiary of Eaton Vance Corp., a publicly held holding company that, through its subsidiaries and affiliates, engages primarily in investment management, administration and marketing activities.

Under the general supervision of the Fund's Board, Eaton Vance will be responsible for managing the Fund's overall investment program, determining the Fund's allocations among its principal investment categories and other permitted investments, and selecting individual holdings. The Adviser will furnish to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser will compensate all Trustees and officers of the Fund who are members of the Adviser's organization and who render investment services to the Fund, and will also compensate all other Adviser personnel who provide research and investment services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement an annual fee in the amount of 0.75% of the average daily gross assets of the Fund. For purposes of the Advisory Agreement, gross assets of the Fund means total assets of the Fund, including any form of investment leverage that the Fund may in the future determine to utilize, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to any future investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit

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facility/commercial paper program or the issuance debt securities), (ii) the issuance of Preferred Shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies, and/or (iv) any other means. During any future periods in which the Fund is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's gross assets, including proceeds from any borrowings and from the issuance of Preferred Shares.

A discussion regarding the basis for the approval of the Advisory Agreement by the Fund's Board will be available in the Fund's initial semi-annual report to shareholders for the period ending October 31, 2006.

PORTFOLIO MANAGEMENT TEAM
Scott H. Page, Payson F. Swaffield, Michael W. Weilheimer and other Eaton Vance investment professionals comprise the investment team responsible for the overall management of the Fund's investments, including asset allocation and selection of holdings. The following members of the team are responsible for the day-to-day management of the Fund's investments within its principal investment categories:

Loans. Mr. Page and Mr. Swaffield are responsible for the day-to-day management of the Fund's Loan strategies. Mr. Page and Mr. Swaffield are co-heads of Eaton Vance's bank loan investment department, have each been Eaton Vance portfolio managers since 1996, and are Vice Presidents of Eaton Vance. Both of them are Chartered Financial Analysts. Among other portfolios, they currently co-manage Floating Rate Portfolio, a registered open-end fund, Eaton Vance VT Floating-Rate Income Fund, a registered open end fund offered primarily to insurance company separate accounts, Senior Debt Portfolio, a registered closed-end fund, Eaton Vance Senior Income Trust, a registered closed-end fund listed on the New York Stock Exchange, Eaton Vance Senior Floating Rate Trust, a registered closed-end fund listed on the New York Stock Exchange, and Eaton Vance Senior Floating-Rate Trust, a registered closed-end fund listed on the New York Stock Exchange, all of which employ investment strategies primarily focused on Loans. Mr. Page and Mr. Swaffield are also members of the portfolio management team of Eaton Vance Limited Duration Income Fund and Eaton Vance Short Duration Diversified Income Fund, which are registered closed-end funds listed on the American Stock Exchange and New York Stock Exchange, respectively. Mr. Page and Mr. Swaffield are responsible for the portion of their portfolios invested in Loans. As of March 31, 2006, funds for which Mr. Page and Mr. Swaffield are co-managers or members of the portfolio management team had combined assets of approximately $16 billion.

Bonds. Mr. Weilheimer is responsible for the day-to-day management of the Fund's Bond strategies. Mr. Weilheimer is head of Eaton Vance's high yield bond investment department, has been an Eaton Vance portfolio manager since 1996, and is a Vice President of Eaton Vance. He is a Chartered Financial Analyst. Among other portfolios, he currently co-manages High Income Portfolio and Boston Income Portfolio, which are registered open-end funds that employ investment strategies primarily focused on Non-Investment Grade Bonds. Mr. Weilheimer is also a member of the portfolio management team of Eaton Vance Limited Duration Income Fund, a registered closed-end fund listed on the American Stock Exchange. Mr. Weilheimer is responsible for the portion of the fund's portfolio invested in Non-Investment Grade Bonds. As of March 31, 2006, funds for which Mr. Weilheimer is co-manager or a member of the portfolio management team had combined assets of approximately $6 billion (of which approximately $3 billion is in a fund for which Mr. Page and Mr. Swaffield also serve as members of the portfolio management team).

The Fund and the Adviser have adopted codes of ethics relating to personal securities transactions (the "Codes of Ethics"). The Codes of Ethics permit Adviser personnel to invest in securities (including

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 42
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MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

securities that may be purchased or held by the Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes of Ethics.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS
The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

THE ADMINISTRATOR

Eaton Vance serves as administrator of the Fund. Under an Administration Agreement with the Fund (the "Administration Agreement"), Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Board and shareholders' meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Fund's business. Eaton Vance currently receives no compensation for providing administrative services to the Fund. In addition to the management fee, the Fund pays all costs and expenses of its operation, including compensation of its Trustees (other than those affiliated with the Adviser), custodial expenses, dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of preparing Fund documents and reports to governmental agencies, and taxes and filing or other fees, if any.

Description of APS

The following is a brief description of the terms of the APS. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund's Declaration of Trust and Amended By-Laws, including the provisions thereof establishing the APS. The Fund's Declaration of Trust and the form of Amended By-Laws establishing the terms of the APS have been filed as exhibits to or incorporated by reference in the Registration Statement of which this Prospectus is a part. The Amended By-Laws for the Fund may be found in Appendix C to the Fund's Statement of Additional Information.

GENERAL

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including Preferred Shares, having a par value of $0.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Shareholders. The Fund's Amended By-Laws currently authorize 3,250 shares of APS, Series A. The APS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). See "Description of APS--Liquidation rights."

The APS will rank on parity with shares of any other series of APS and with shares of other series of Preferred Shares of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. All shares of APS carry one vote per share on all matters on which such shares are entitled to be voted. APS, when issued, will be fully paid and, subject to matters discussed in "Description of capital structure" non-assessable and have no preemptive, conversion or cumulative voting rights. The

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DESCRIPTION OF APS
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APS will not be convertible into Common Shares or other capital stock of the
Fund, and the holders thereof will have no preemptive or cumulative voting rights.

DIVIDENDS AND DIVIDEND PERIODS

GENERAL
After the Initial Dividend Period, each Subsequent Dividend Period for the APS will generally consist of seven days (a "7-Day Dividend Period"); provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period as discussed below. The holders of the Fund's APS will be entitled to receive, when, as and if declared by the Fund's Board of Trustees, out of funds legally-available therefor, cumulative cash dividends on their APS, at the Applicable Rate determined as set forth below under "--Determination of dividend rate," payable on the dates set forth below. Dividends on the APS of the Fund so declared and payable shall be paid in preference to and in priority over any dividends declared and payable on the Fund's Common Shares.

Dividends on the APS will accumulate from the date on which the Fund originally issues the APS (the "Date of Original Issue") and will be payable on the APS on the dates described below. Dividends on the APS with respect to the Initial Dividend Period shall be payable on the applicable Initial Dividend Payment Date. Following the Initial Dividend Payment Date, dividends on the APS will be payable, at the option of the Fund, either (i) with respect to any 7-Day Dividend Period, and any Short-Term Dividend Period of 28 or fewer days, on the day next succeeding the last day thereof or (ii) with respect to any Short-Term Dividend Period of more than 28 days and with respect to any Long-Term Dividend Period, monthly on the first Business Day of each calendar month during such Short-Term Dividend Period or Long-Term Dividend Period and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being referred to herein as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next Business Day following originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Trustees shall fix the Dividend Payment Date. The Board of Trustees by resolution prior to authorization of a dividend by the Board of Trustees may change a Dividend Payment Date if such change does not adversely affect the contract rights of the APS Shareholders set forth in the Amended By-Laws. The Initial Dividend Period, 7-Day Dividend Periods and Special Dividend Periods are hereinafter sometimes referred to as "Dividend Periods." Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."

Each dividend will be paid to the record holder of the APS, which holder is expected to be the nominee of the Securities Depository. See "The Auctions--General--Securities Depository." The Securities Depository will credit the accounts of the Agent Members of the Existing Holders in accordance with the Securities Depository's normal procedures which provide for payment in same-day funds. The Agent Member of an Existing Holder will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Existing Holder in accordance with the instructions of such Existing Holder. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the nominee of the Securities Depository. Any dividend payment made on the APS first shall be credited against the earliest declared but unpaid dividends accumulated with respect to such shares.

APS Shareholders will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends except as described under "Non-Payment Period; late charge"

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DESCRIPTION OF APS
--------------------------------------------------------------------------------

below. No interest will be payable in respect of any dividend payment or payments on the APS which may be in arrears.

The amount of cash dividends per share of APS payable (if declared) on each Dividend Payment Date shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

NOTIFICATION OF DIVIDEND PERIOD
The Fund, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for the APS will be a number of days (other than seven) evenly divisible by seven, and not fewer than seven nor more than three hundred sixty-four in the case of a Short-Term Dividend Period or one year but not greater than five years in the case of a Long-Term Dividend Period, specified in such notice, provided that the Fund may not give a Request for Special Dividend Period of greater than 28 days (and any such request shall be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids shall have existed in the last occurring Auction and unless full cumulative dividends and any amounts due with respect to redemptions to such date have been paid in full. Such Request for Special Dividend Period, in the case of a Short-Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the APS and, in the case of a Long-Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the APS. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly shall determine whether, given the factors set forth below, it is advisable that the Fund issue a Notice of Special Dividend Period as contemplated by such Request for Special Dividend Period and shall determine the Optional Redemption Price of the APS during such Special Dividend Period and the Specific Redemption Provisions and shall give the Fund and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In making such determination, the Broker-Dealers will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the APS, (iv) industry and financial conditions which may affect the APS, (v) the investment objectives of the Fund and (vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of the APS would remain or become beneficial holders.

If the Broker-Dealers shall not give the Fund and the Auction Agent a Response by such second Business Day or if the Response states that given the factors set forth above it is not advisable that the Fund give a Notice of Special Dividend Period for the APS, the Fund may not give a Notice of Special Dividend Period in respect of such Request for Special Dividend Period. In the event the Response indicates that it is advisable that the Fund give a Notice of Special Dividend Period for the APS, the Fund, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer, which notice will specify (i) the duration of the Special Dividend Period, (ii) the Optional Redemption Price as specified in the related Response and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Fund also shall provide a copy of such Notice of Special Dividend Period to Fitch and Moody's. The Fund shall not give a Notice of Special Dividend Period, and, if such Notice of Special Dividend Period shall have been given already, shall give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer,

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DESCRIPTION OF APS
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and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act APS Asset Coverage is not satisfied or the Fund shall fail to maintain Fitch Eligible Assets with an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount or Moody's Eligible Assets with an aggregate Discounted Value at least equal to 1.0 times the APS Basic Maintenance Amount, on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate which the Broker-Dealers shall advise the Fund is an approximately equal rate for securities similar to the APS with an equal dividend period), (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (z) the Broker-Dealers jointly advise the Fund that, after consideration of the factors listed above, they have concluded that it is advisable to give a Notice of Revocation. The Fund also shall provide a copy of such Notice of Revocation to Fitch and Moody's. If the Fund is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x), (y) or (z) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Dividend Period, the next succeeding Dividend Period will be a 7-Day Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in any Auction, including an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, or an Auction is not held for any reason, the next succeeding Dividend Period will be a 7-Day Dividend Period, and the Fund may not again give a Notice of Special Dividend Period (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 7-Day Dividend Period.

With respect to each Dividend Period, the Fund may, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Change in Dividend Period") to the Auction Agent and to each Broker-Dealer, request that each succeeding Dividend Period for a series of APS be changed to a number of days, evenly divisible by seven and not fewer than 7 nor more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than 5 years in the case of a Long Term Dividend Period, specified in such notice, provided that the Fund may not give a Request for Change in Dividend Period of greater length than the immediately preceding Dividend Period (and any such request shall be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends and any amounts due with respect to redemptions to such date have been paid in full. Such Request for Change in Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for a series of APS and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for a series of APS. Upon receiving such Request for Change in Dividend Period, the Broker-Dealer(s) shall jointly determine whether, given the factors set forth below, it is advisable that the Fund issue a Notice of Change in Dividend Period for the series of APS as contemplated by such Request for Change in Dividend Period and the Optional Redemption Price of the APS during such Dividend Period and the Specific Redemption Provisions, if applicable, and shall give the Fund and the Auction Agent written notice (a "Dividend Change Response") of such determination by no later than the second Business Day prior to such Auction Date. In making such determination, the Broker-Dealer(s) will consider (1) existing short-term and long-term market rates and indices of such short-term and long-term rates, (2) existing market supply and demand for short-term and long-term securities, (3) existing yield curves for short-term and long-term securities comparable to the APS, (4) industry and financial conditions which may affect the APS, (5) the investment objective of the Fund, and (6) the Dividend Periods and dividend rates at which current and potential beneficial holders of the APS would remain or become beneficial

--------------------------------------------------------------------------------
 46

DESCRIPTION OF APS
--------------------------------------------------------------------------------

holders. If the Broker-Dealer(s) shall not give the Fund and the Auction Agent a Dividend Change Response by such second Business Day or if the Dividend Change Response states that given the factors set forth above it is not advisable that the Fund give a Notice of Change in Dividend Period for the series of APS, the Fund may not give a Notice of Change in Dividend Period in respect of such Request for Change in Dividend Period. In the event the Dividend Change Response indicates that it is advisable that the Fund give a Notice of Change in Dividend Period for the series of APS, the Fund may by no later than the second Business Day prior to such Auction Date give a notice (a "Notice of Change in Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer which notice will specify (i) the duration of the new Dividend Period, (ii) the Optional Redemption Price as specified in the related Dividend Change Response and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Fund also shall provide a copy of such Notice of Change in Dividend Period to Moody's, and/or Fitch, as may be applicable. The Fund shall not give a Notice of Change in Dividend Period and, if the Fund has given a Notice of Change in Dividend Period, the Fund is required to give telephonic and written notice of its revocation (a "Notice of Revocation of Dividend Change") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act APS Asset Coverage is not satisfied or the Fund shall fail to maintain Fitch Eligible Assets, or Moody's Eligible Assets, as may be applicable, with an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount, on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed new Dividend Period (using as a pro forma dividend rate with respect to such Dividend Period the dividend rate which the Broker-Dealers shall advise the Fund is an approximately equal rate for securities similar to the APS with an equal dividend period), (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (z) the Broker-Dealer(s) jointly advise the Fund that after consideration of the factors listed above they have concluded that it is advisable to give a Notice of Revocation of Dividend Change. The Fund also shall provide a copy of such Notice of Revocation of Dividend Change to Fitch and/or Moody's, as may be applicable. If the Fund is prohibited from giving a Notice of Change in Dividend Period as a result of any of the factors enumerated in clause (x), (y) or (z) above or if the Fund gives a Notice of Revocation of Dividend Change with respect to a Notice of Change in Dividend Period for any series of APS, the next succeeding Dividend Period will consist of the same number of days as the immediately prior Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in the applicable Auction or such Auction is not held for any reason, such next succeeding Dividend Period will consist of the same number of days as such immediately prior Dividend Period and the Fund may not again give a Notice of Change in Dividend Period for the APS (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a Dividend Period of such length.

The Fund may, at its sole option and to the extent permitted by law, by telephonic and written notice to the Auction Agent and to each Broker-Dealer, request that the Business Day on which the Auction for the succeeding Dividend Period that is a Short Term Dividend Period for a series of APS occurs be changed such that the immediately succeeding Dividend Period will be a period that is not evenly divisible by seven (a "Transitional Dividend Period"). For example, if the normal Auction Date for a Series that has a Dividend Period of seven days is Monday and the Fund desires to change the normal Auction Date to Tuesday the Fund may request a Transitional Dividend Period of eight days pursuant to this sub-paragraph and thereafter each subsequent Dividend Period would be a Dividend Period of seven days with an Auction held each Tuesday. The Fund may also request a Transitional Dividend Period in connection with a Request for Change in Dividend Period. For example, if the normal

--------------------------------------------------------------------------------

DESCRIPTION OF APS
--------------------------------------------------------------------------------

Dividend Period for a Series is twenty-eight days with the next Auction to occur on a Monday, and the Fund desires to change such Series to a seven day Dividend Period with Auctions normally occurring on Tuesday, the Fund may make a Request for Change in Dividend Period such that the immediately succeeding Dividend Period would be an eight day Dividend Period with the next Auction to occur on Tuesday and each Dividend Period thereafter would be a seven day Dividend Period with an Auction occurring each succeeding Tuesday. A request for a Transitional Dividend Period must be made in accordance with the procedures described above applicable to a Request for Change in Dividend Period regardless of whether the normal number of days in Dividend Periods succeeding a Transitional Dividend Period would be different than the current normal number of days in the Dividend Period for such Series.

DETERMINATION OF DIVIDEND RATE
The dividend rate on the APS during the period from and including the Date of Original Issue for the APS to but excluding the Initial Dividend Payment Date for the APS (the "Initial Dividend Period") will be the rate per annum set forth on the inside cover page hereof. Commencing on the Initial Dividend Payment Date for the APS, the Applicable Rate on the APS for each Subsequent Dividend Period, which Subsequent Dividend Period shall be a period commencing on and including a Dividend Payment Date and ending on and including the calendar day prior to the next Dividend Payment Date (or last Dividend Payment Date in a Dividend Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from the Auction with respect to such Subsequent Dividend Period. The Initial Dividend Period and Subsequent Dividend Period for the APS is referred to herein as a "Dividend Period." Cash dividends shall be calculated as set forth above under "--Dividends and Dividend Periods--General."

NON-PAYMENT PERIOD; LATE CHARGE
A Non-Payment Period will commence if the Fund fails to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted as described below) within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on the APS payable on such Dividend Payment Date or (ii) deposit, irrevocably in Fund, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares (if declared) payable on such Dividend Payment Date or (B) on any redemption date for the APS called for redemption, the Mandatory Redemption Price per share of such APS or, in the case of an optional redemption, the Optional Redemption Price per share. Such Non-Payment Period will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or otherwise shall have been made available to the applicable holders in same-day funds, provided that a Non-Payment Period for the APS will not end unless the Fund shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, the Securities Depository and all APS Shareholders. Notwithstanding the foregoing, the failure by the Fund to deposit funds as provided for by clauses
(ii)(A) or (ii)(B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated below, shall not constitute a "Non-Payment Period." The Applicable Rate for each Dividend Period for the APS, commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate; and each Dividend Period commencing after the first day of, and during, a Non-Payment Period shall be a 7-Day Dividend Period. Any dividend on the APS due on any Dividend Payment Date for such shares (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Fund has declared such dividend

--------------------------------------------------------------------------------
 48

DESCRIPTION OF APS
--------------------------------------------------------------------------------

payable on such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may be paid to such persons in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. In the case of a willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any APS on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day.

The Non-Payment Period Rate initially will be 275% of the applicable Reference Rate, provided that the Board of Trustees of the Fund shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees of the Fund determines and Fitch and Moody's (or any Substitute Rating Agency in lieu of Fitch and Moody's in the event such party shall not rate the APS) advises the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then-current rating on the APS.

RESTRICTIONS ON DIVIDENDS AND OTHER PAYMENTS
Under the 1940 Act, the Fund may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding APS would be less than 200% (or such other percentage as in the future may be required by law). Under the Code, the Fund must, among other things, distribute each year at least 90% of the sum of its investment company taxable income and certain other income in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, other distributions and purchases in certain circumstances may impair the Fund's ability to maintain such qualification. See "Taxes."

Upon any failure to pay dividends on the APS for two years or more, the APS Shareholders will acquire certain additional voting rights. See "--Voting rights" below.

For so long as any APS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the APS as to dividends or upon liquidation) in respect of Common Shares or any other shares of beneficial interest of the Fund ranking junior to or on a parity with the APS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or shares of any other such junior shares of beneficial interest (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to APS as to dividends and upon liquidation) or any such parity shares of beneficial interest (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to or on a parity with APS as to dividends and upon liquidation), unless (A) immediately after such transaction, the Fund would have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount and Moody's Eligible Assets with an aggregate Discounted Value

--------------------------------------------------------------------------------

DESCRIPTION OF APS
--------------------------------------------------------------------------------

equal to or greater than the APS Basic Maintenance Amount and the 1940 Act APS Asset Coverage (see "--Rating Agency guidelines and asset coverage" and "--Redemption" below) would be satisfied, (B) full cumulative dividends on the APS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, and (C) the Fund has redeemed the full number of APS required to be redeemed by any provision for mandatory redemption contained in the Amended By-Laws.

REDEMPTION

MANDATORY REDEMPTION
The Fund will be required to redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, the APS to the extent permitted under the 1940 Act and Massachusetts law, on a date fixed by the Board of Trustees, if the Fund fails to maintain Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than 1.0 times the APS Basic Maintenance Amount or to satisfy the 1940 Act APS Asset Coverage and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. "Mandatory Redemption Price" of APS means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. Any such redemption will be limited to the lesser number of APS necessary to restore the Discounted Value or the 1940 Act APS Asset Coverage, as the case may be, or the maximum number that can be redeemed with funds legally available under the Declaration of Trust and applicable law.

OPTIONAL REDEMPTION
To the extent permitted under the 1940 Act and under Massachusetts law, upon giving a notice of redemption, as provided below, the Fund, at its option, may redeem the APS, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share on any Dividend Payment Date; provided that no APS may be redeemed at the option of the Fund during (a) the Initial Dividend Period with respect to the APS or (b) a Non-Call Period to which such share is subject. "Optional Redemption Price" means $25,000 per share of APS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium, if any, attributable to the designation of a Premium Call Period. The Fund has the authority to redeem the APS for any reason and may redeem all or part of the outstanding APS if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of Common Shares for any significant period of time than that obtainable if the Common Shares were unleveraged.

Notwithstanding the provisions for redemption described above, no APS shall be subject to optional redemption (i) unless all dividends in arrears on all remaining outstanding APS, and all capital shares of the Fund ranking on a parity with the APS with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or declared and set aside for payment and (ii) if redemption thereof would result in the Fund's failure to maintain Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than 1.0 times the APS Basic Maintenance Amount; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding APS pursuant to a successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding APS.

--------------------------------------------------------------------------------
 50

DESCRIPTION OF APS
--------------------------------------------------------------------------------

LIQUIDATION RIGHTS

Upon any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the APS Shareholders will be entitled to receive, out of the assets of the Fund available for distribution to Shareholders, before any distribution or payment is made upon any Common Shares or any other shares of beneficial interest of the Fund ranking junior in right of payment upon liquidation of APS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the APS Shareholders will be entitled to no other payment. If such assets of the Fund shall be insufficient to make the full liquidation payment on outstanding APS and liquidation payments on any other outstanding class or series of Preferred Shares of the Fund ranking on a parity with the APS as to payment upon liquidation, then such assets will be distributed among the APS Shareholders and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the APS Shareholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation, merger or share exchange of the Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.

RATING AGENCY GUIDELINES AND ASSET COVERAGE

The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Amended By-Laws. These requirements are summarized below.

1940 ACT APS ASSET COVERAGE
The Fund will be required under the Amended By-Laws to maintain, with respect to the APS, as of the last Business Day of each month in which any APS are outstanding, asset coverage of at least 200% with respect to senior securities which are beneficial interests in the Fund, including the APS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are beneficial interests of a closed-end investment company as a condition of paying dividends on its common shares) ("1940 Act APS Asset Coverage"). If the Fund fails to maintain 1940 Act APS Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the APS. See "Redemption" above.

The 1940 Act APS Asset Coverage immediately following the issuance of APS offered hereby (after giving effect to the deduction of the sales load and offering expenses for the APS and repayment of outstanding borrowings) computed using the Fund's net assets as of June 30, 2006 and assuming the APS had been issued as of such date will be as follows:

Value of Fund assets less liabilities not
     constituting senior securities        $213,918,566   =     263%
-----------------------------------------  ------------

     Senior securities representing        $ 81,250,000
              indebtedness
      plus liquidation value of APS

APS BASIC MAINTENANCE AMOUNT
The Fund intends that, so long as APS are outstanding, the composition of its portfolio will reflect guidelines established by Fitch and Moody's in connection with the Fund's receipt of a rating for such shares on or prior to their Date of Original Issue of at least AA/Aa1 from Fitch and Moody's. Fitch and Moody's, which are Rating Agencies, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines described below have been developed by Fitch and Moody's in connection with issuances of asset-backed and similar securities, including debt obligations

--------------------------------------------------------------------------------

DESCRIPTION OF APS
--------------------------------------------------------------------------------

and variable rate preferred shares, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred shares will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by the Fund in order to satisfy current requirements necessary for Fitch and Moody's to issue the above-described ratings for APS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

The Fund intends to maintain a Discounted Value for its portfolio at least equal to the Fitch Basic Maintenance Amount and at least equal to the Moody's Basic Maintenance Amount. Both Fitch and Moody's have established guidelines for determining Discounted Value. These guidelines define eligible portfolio assets ("Fitch Eligible Assets" and "Moody's Eligible Assets"). To the extent any particular portfolio holding does not satisfy these guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value of the Fund's portfolio assets. The Fitch and Moody's guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio of the Fund at any time may vary depending upon the rating, diversification and other characteristics of eligible assets included in the portfolio, although it is not anticipated in the normal course of business that the value of such assets will exceed 20% of the Fund's total assets. The Fitch Basic Maintenance Amount and Moody's Basic Maintenance Amount include the sum of (a) the aggregate liquidation preference of APS then outstanding and (b) certain accrued and projected payment obligations of the Fund.

Upon any failure to maintain the required aggregate Discounted Value, the Fund will seek to alter the composition of its portfolio to retain a Discounted Value at least equal to the Fitch Basic Maintenance Amount and at least equal to the Moody's Basic Maintenance Amount on or prior to the APS Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the APS will be subject to mandatory redemption. See "--Redemption" above.

The Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by Fitch and Moody's. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency providing a rating for the APS, at any time, may change or withdraw any such rating. As set forth in the Amended By-Laws, the Fund's Board of Trustees, without Shareholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the Rating Agency guidelines, provided the Board of Trustees has obtained written confirmation from Fitch or Moody's that any such change would not impair the ratings then assigned by Fitch or Moody's to the APS as applicable.

As recently described by Fitch and Moody's, a preferred shares rating is an assessment of the capacity and willingness of an issuer to pay preferred shares obligations. The ratings on the APS are not recommendations to purchase, hold or sell APS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the Rating Agency guidelines described above address the likelihood that a holder of APS will be able to sell such shares in an Auction. The ratings are based on current information furnished to Fitch and Moody's by the Fund and the Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by a Rating Agency.

--------------------------------------------------------------------------------
 52

DESCRIPTION OF APS
--------------------------------------------------------------------------------

A Rating Agency's guidelines will apply to the Fund's APS only so long as such agency is rating such shares. The Fund will pay certain fees to each Rating Agency that rates the Fund's APS.

VOTING RIGHTS

Except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, APS Shareholders of the Fund will be entitled to one vote per share on each matter submitted to a vote of Shareholders and will vote together with holders of Common Shares and other Preferred Shares of the Fund as a single class.

In connection with the election of the Fund's Trustees, APS Shareholders and any other Preferred Shares, voting as a separate class, shall be entitled at all times to elect two of the Fund's Trustees, and the remaining Trustees will be elected by holders of Common Shares and APS and any other Preferred Shares, voting together as a single class. In addition, if at any time dividends on outstanding APS shall be unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any Preferred Shares are entitled, together with the APS Shareholders, to elect a majority of the Trustees of the Fund under the 1940 Act, then the number of Trustees constituting the Board of Trustees automatically shall be increased by the smallest number that, when added to the two Trustees elected exclusively by the APS Shareholders and any other holders of Preferred Shares as described above, would constitute a majority of the Board of Trustees as so increased by such smallest number, and at a special meeting of Shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which Trustees are to be elected, the APS Shareholders and any other Preferred Shares, voting as a separate class, will be entitled to elect the smallest number of additional Trustees that, together with the two Trustees which such holders in any event will be entitled to elect, constitutes a majority of the total number of Trustees of the Fund as so increased. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding APS and any other Preferred Shares for all past Dividend Periods, the additional voting rights of the APS Shareholders and any other holders of Preferred Shares as described above shall cease, and the terms of office of all of the additional Trustees elected by the APS Shareholders and any other holders of Preferred Shares (but not of the Trustees with respect to whose election the holders of Common Shares were entitled to vote or the two Trustees the APS Shareholders and any other holders of Preferred Shares have the right to elect in any event) will terminate automatically.

The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS and any other Preferred Shares, voting as a separate class, will be required to (i) authorize, create or issue any class or series of shares ranking prior to the APS or any other series of Preferred Shares with respect to the payment of dividends or the distribution of assets on liquidation; provided, however, that no vote is required to authorize the issuance of another class of Preferred Shares which is substantially identical in all respects to the APS or
(ii) amend, alter or repeal the provisions of the Declaration of Trust or the Amended By-Laws, whether by merger, consolidation or otherwise, so as to affect adversely any of the contract rights expressly set forth in the Declaration of Trust or the Amended By-Laws of APS Shareholders or any other Preferred Shares. To the extent permitted under the 1940 Act, in the event shares of more than one series of APS are outstanding, the Fund shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Declaration of Trust of a holder of shares of a series of APS differently than those of a holder of shares of any other series of APS without the affirmative vote of at least a majority of votes entitled to be cast by APS Shareholders of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Board of Trustees, however, without Shareholder approval, may amend, alter or repeal any or all of the various Rating Agency guidelines described herein in the event the Fund receives confirmation from the Rating

--------------------------------------------------------------------------------

DESCRIPTION OF APS
--------------------------------------------------------------------------------

Agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to the APS. Unless a higher percentage is provided for under "Certain provisions in the Declaration of Trust," the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS and any other Preferred Shares, voting as a separate class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under
Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objectives or changes in the investment restrictions described as fundamental policies under "Investment objectives, policies and risks." The class vote of APS Shareholders and any other holders of Preferred Shares described above in each case will be in addition to a separate vote of the requisite percentage of Common Shares and APS and any other Preferred Shares, voting together as a single class, necessary to authorize the action in question.

The foregoing voting provisions will not apply to the APS if, at or prior to the time when the act with respect to which such vote otherwise would be required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in Fund to effect such redemption.

The Auctions

GENERAL

APS Shareholders will be entitled to receive cumulative cash dividends on their shares when, as and if declared by the Board of Trustees of the Fund, out of the funds legally available therefor, on the Initial Dividend Payment Date with respect to the Initial Dividend Period and, thereafter, on each Dividend Payment Date with respect to a Subsequent Dividend Period at the rate per annum equal to the Applicable Rate for each such Dividend Period.

The provisions of the Amended By-Laws establishing the terms of the APS offered hereby will provide that the Applicable Rate for each Dividend Period after the Initial Dividend Period therefor will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Dividend Period due to implementation of the auction procedures set forth in the Amended By-Laws (the "Auction Procedures") in which persons determine to hold or offer to purchase or sell the APS. The Amended By-Laws, which contain the Auction Procedures, are attached as Appendix B to the Fund's Statement of Additional Information. Each periodic operation of such procedures with respect to the APS is referred to hereinafter as an "Auction." If, however, the Fund should fail to pay or duly provide for the full amount of any dividend on or the redemption price of the APS called for redemption, the Applicable Rate for the APS will be determined as set forth under "Description of APS--Dividends and Dividend Periods-Determination of dividend rate."

AUCTION AGENT AGREEMENT
The Fund will enter into an agreement (the "Auction Agent Agreement") with Deutsche Bank Fund Company Americas ("Auction Agent" and together with any successor bank or Fund company or other entity entering into a similar agreement with the Fund, the "Auction Agent"), which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate for the APS. The Fund will pay the Auction Agent compensation for its services under the Auction Agent Agreement.

The Auction Agent may terminate the Auction Agent Agreement upon notice to the Fund, which termination may be no earlier than 60 days following delivery of such notice. If the Auction Agent resigns, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agent Agreement. The Fund

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may terminate the Auction Agent Agreement, provided that prior to such termination the Fund shall have entered into such an agreement with respect thereto with a successor Auction Agent.

In addition to serving as the Auction Agent, the Auction Agent will be the transfer agent, registrar, dividend disbursing agent and redemption agent for the APS. The Auction Agent, however, will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions and will not be responsible for any evaluation or verification of any matters certified to it.

BROKER-DEALER AGREEMENTS
The Auctions require the participation of one or more broker-dealers. The Auction Agent will enter into an agreement with UBS Securities LLC with respect to the Fund and may enter into similar agreements (collectively, the "Broker-Dealer Agreements") with one or more other broker-dealers (collectively, the "Broker-Dealers") selected by the Fund, which provide for the participation of such Broker-Dealers in Auctions. A Broker-Dealer Agreement may be terminated by the Auction Agent or a Broker-Dealer on five days' notice to the other party and thirty days' notice to the Fund.

The Auction Agent after each Auction will pay a service charge from funds provided by the Fund to each Broker-Dealer on the basis of the purchase price of APS placed by such Broker-Dealer at such Auction. The service charge (i) for any 7-Day Dividend Period in shall be payable at the annual rate of 0.25% of the purchase price of the APS placed by such Broker-Dealer in any such Auction and
(ii) for any Special Dividend Period shall be determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, the APS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of the following Orders submitted by such Broker-Dealer: (A) a Submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such shares as a result of the Auction, (B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such shares as a result of the Auction or (C) a Submitted Hold Order.

Bidding by Broker-Dealers. Each Broker-Dealer is permitted, but not obligated, to submit Orders in Auctions for its own account, either as a buyer or a seller, in its sole discretion. If a Broker-Dealer submits an Order for its own account, it would have an advantage over other Bidders because such Broker-Dealer would have knowledge of some or all of the other Orders placed through such Broker-Dealer in that Auction. Therefore, a Broker-Dealer could determine the rate and size of its Order to increase the likelihood that its Order will be accepted in the Auction or that the Auction will clear at a particular rate. For this reason, and because each Broker-Dealer is appointed and paid by the Fund to serve as a Broker-Dealer in the Auction, a Broker-Dealer's interests in conducting an Auction may differ from those of Existing Holders and Potential Holders who participate in Auctions. A Broker-Dealer would not have knowledge of Orders submitted to the Auction Agent by any other firm that is, or may in the future be, appointed to accept Orders pursuant to a Broker-Dealer Agreement.

Each Broker-Dealer may routinely place one or more Bids in an Auction for its own account to acquire APS for its inventory, to seek to prevent an "Auction Failure Event" (i.e., an Auction in which where there are insufficient clearing Bids, which would result in the Applicable Rate being set at the Maximum Applicable Rate) or to seek to prevent an Auction from clearing at a rate that such Broker-Dealer believes does not reflect the market for the APS. Each Broker-Dealer may place such Bids even after obtaining knowledge of some or all of the other Orders submitted through it. When bidding for its own account, each Broker-Dealer may bid inside the range of rates that it posts in its "price talk"

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or outside that range if such Broker-Dealer believes that the fair market value of the APS is outside the range of rates that it posts in its "price talk." See "--Price talk" below.

Bids by any Broker-Dealer are likely to affect (i) the Applicable Rate, including preventing the Applicable Rate from being set at the Maximum Applicable Rate or otherwise causing Bidders to receive a higher or lower Applicable Rate than they might have received had such Broker-Dealer not bid, and (ii) the allocation of APS being auctioned, including displacing some Bidders who may have their Bids rejected or who may receive fewer APS than they would have received if such Broker-Dealer had not bid. Because of these practices, the fact that an Auction clears successfully does not mean that an investment in the APS involves no significant liquidity risk. No Broker-Dealer is obligated to continue to place such Bids in any particular Auction to prevent an Auction from failing or clearing at an Applicable Rate such Broker-Dealer believes does not reflect the market for the APS. Investors should not assume that any Broker-Dealer will do so or that Auction Failure Events will not occur.

In any particular Auction, if all outstanding APS are the subject of Submitted Hold Orders, the Applicable Rate for the next succeeding Dividend Period will be the all-hold rate (such a situation is called an "all-hold Auction"). When an all-hold Auction appears likely, a Broker-Dealer may, but is not obligated to, advise Existing Holders of that fact, which might facilitate the submission of Bids by Existing Holders that would avoid the occurrence of an all-hold Auction. If a Broker-Dealer holds any APS for its own account on an Auction date, such Broker-Dealer will submit a Sell Order into the Auction with respect to such APS. If such a Broker-Dealer (or any other Existing Holder) submits a Sell Order into the Auction, such Auction will not be an all-hold Auction. Such Broker-Dealer may, but is not obligated to, submit Bids in that same Auction, as set forth above.

"Price talk." Before the start of an Auction, each Broker-Dealer may, in its discretion, make available to Existing Holders and Potential Holders such Broker-Dealer's good faith judgment of the range of likely clearing Applicable Rates for the Auction based on market and other information. This is known as "price talk." Price talk is not a guarantee that the Applicable Rate established through the Auction will be an Applicable Rate within the price talk, and Existing Holders and Potential Holders are free to use it or ignore it. A Broker-Dealer may occasionally update and change the price talk based on changes in issuer credit quality or macroeconomic factors that are likely to result in a change in Applicable Rate levels, such as an announcement by the Federal Reserve Board of a change in the Federal Funds rate or an announcement by the Bureau of Labor Statistics of unemployment numbers.

"All-or-nothing" Bids. None of the Broker-Dealers accepts "all-or-nothing" Bids (i.e., Bids whereby the Bidder proposes to reject an allocation smaller than the entire quantity bid) or any other type of Bid that allows the Bidder to avoid Auction Procedures that require the pro rata allocation of APS when there are not sufficient Sell Orders to fill all Bids at the clearing Applicable Rate.

No assurances regarding Auction outcomes. None of the Broker-Dealers provides any assurance as to the outcome of any Auction. Nor does any Broker-Dealer provide any assurance that any Bid will be accepted or that the Auction will clear at an Applicable Rate that a Bidder considers acceptable. Bids may be rejected or may be only partially filled, and the Applicable Rate on any APS purchased or retained may be lower than the Bidder expected.

Deadlines/auction periods. Each particular auction has a formal time deadline by which all Bids must be submitted by each Broker-Dealer to the Auction Agent. This deadline is called the "Auction Submission Deadline." To provide sufficient time to process and submit customer Bids to the Auction Agent before the Auction Submission Deadline, each Broker-Dealer imposes an earlier deadline--called the "Internal Submission Deadline"--by which Bidders must submit Bids to such Broker-Dealer. The Internal Submission Deadline is subject to change by such Broker-Dealer. A Broker-Dealer may allow correction of clerical errors after the Internal Submission Deadline and prior to the Auction Submission Deadline. A Broker-Dealer may submit Bids for its own account at any time until the Auction

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Submission Deadline. The Auction Agent may allow for the correction of clerical errors for a specified period of time after the Auction Submission Deadline.

Existing Holder's ability to resell APS may be limited. Existing Holders will be able to sell their APS in an Auction only if there are sufficient Bidders willing to purchase all the APS offered for sale in the Auction. If Sufficient Clearing Bids have not been made, Existing Holders that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, APS subject to such Submitted Sell Orders. As discussed above (see "--Bidding by Broker-Dealers"), a Broker-Dealer may submit a Bid in an Auction to seek to keep it from failing, but it is not obligated to do so. There may not always be enough Bidders to prevent an Auction from failing in the absence of a Broker-Dealer bidding in the Auction for its own account. Therefore, Auction Failure Events are possible, especially if the credit quality of the APS were to deteriorate, if a market disruption were to occur or if, for any reason, each Broker-Dealer were unable or unwilling to bid.

Between Auctions, there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide Existing Holders the ability to resell APS in the secondary market on the terms or at the times desired by an Existing Holder. Each Broker-Dealer may, in its own discretion, decide to buy or sell APS in the secondary market for its own account to or from investors at any time and at any price, including at prices equivalent to, below, or above the par value of the APS. However, no Broker-Dealer is obligated to conduct such between-Auction trading in the APS, and any Broker-Dealer may discontinue trading in the APS without notice for any reason at any time. Existing Holders who resell between Auctions may receive less than par value, depending on market conditions.

The ability to resell the APS (whether during or between Auctions) will depend on various factors affecting the market for the APS, including news relating to the Fund or the Adviser, the attractiveness of alternative investments, the perceived risk of owning the APS (whether related to credit, liquidity or any other risk), the tax or accounting treatment accorded the APS, reactions of market participants to regulatory actions (such as those described in "--SEC inquiries" below) or press reports, financial reporting cycles and market conditions generally. Demand for the APS may change without warning, and declines in demand may be short-lived or continue for longer periods.

Resignation of the Auction Agent under the Auction Agency Agreement or of any Broker-Dealer under the Broker-Dealer Agreement could affect the ability to hold auctions. The Auction Agency Agreement provides that the Auction Agent may resign from its duties as auction agent by giving at least 60 days' notice to the Fund. The Auction Agent may also terminate the Auction Agency Agreement if, after notifying the Fund that it has not received payment of any Auction Agent fee due it in accordance with the terms of such Agreement, the Auction Agent does not receive such payment within 30 days. Each Broker-Dealer Agreement provides that the Broker-Dealer thereunder may resign upon 5 days' notice and does not require, as a condition to the effectiveness of such resignation, that a replacement Broker-Dealer be in place. For any period during which there is no duly appointed Auction Agent, or during which there is no duly appointed Broker-Dealer, it will not be possible to hold Auctions, with the result that the Applicable Rate on the APS will be the Maximum Applicable Rate.

SEC inquiries. UBS Securities LLC, as the Underwriter of the APS, has advised the Fund that it and various other firms that participate in the auction rate securities market, which includes the market for APS, received letters from the SEC staff in May 2004 requesting information about their respective practices and procedures in the auction rate securities market. Pursuant to these requests, the Underwriter and other firms provided information to the SEC staff. On May 31, 2006, the SEC announced that a number of firms who were active participants in the auction rate securities market settled allegations against them by agreeing to be censured, to pay in the aggregate approximately

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$13 million in penalties and to agree to certain undertakings. No action was taken by the SEC against the Underwriter, and the Underwriter is not aware of any ongoing inquiries on this matter related to it.

SECURITIES DEPOSITORY
The Depository Trust Company initially will act as the Securities Depository for the Agent Members with respect to the APS. One or more registered certificates for all of the shares the APS initially will be registered in the name of Cede & Co., as nominee of the Securities Depository. The certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of the APS contained in the Amended By-Laws. Cede & Co. initially will be the holder of record of all APS, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such shares. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of the APS held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Fund to APS Shareholders will be duly made by making payments to the nominee of the Securities Depository.

AUCTION PROCEDURES

The following is a brief summary of the procedures to be used in conducting Auctions. This summary is qualified by reference to the Amended By-Laws set forth in Appendix C to the Fund's Statement of Additional Information.

AUCTION DATE
An Auction to determine the Applicable Rate for the APS offered hereby for each Dividend Period for such shares (other than the Initial Dividend Period therefor) will be held on the last Business Day preceding the first day of such Dividend Period, which first day is also the Dividend Payment Date for the preceding Dividend Period (the date of each Auction being referred to herein as an "Auction Date").

The Auction Date and the first day of the related Dividend Period (both of which must be Business Days) need not be consecutive calendar days. See "Description of APS--Dividends and Dividend Periods" for information concerning the circumstances under which a Dividend Payment Date may fall on a date other than the days specified above, which may affect the Auction Date.

ORDERS BY BENEFICIAL OWNER, POTENTIAL BENEFICIAL OWNERS, EXISTING HOLDERS AND POTENTIAL HOLDERS
On or prior to each Auction Date for the APS:

    (a) each Beneficial Owner may submit to its Broker-Dealer by telephone orders ("Orders") with respect to the APS as follows:

       (i) Hold Order--indicating the number of outstanding APS, if any, that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next Dividend Period for such shares;

       (ii) Bid--indicating the number of outstanding APS, if any, that such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum then specified by such Beneficial Owner; and/or

       (iii) Sell Order--indicating the number of outstanding APS, if any, that such Beneficial Owner offers to sell without regard to the Applicable Rate for the next Dividend Period for such shares; and

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    (b)  Broker-Dealers will contact customers who are Potential Beneficial
         Owners of APS to determine whether such Potential Beneficial Owners desire to submit Bids indicating the number of APS which they offer to purchase provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rates per annum specified in such Bids.

A Beneficial Owner or a Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder" and collectively as "Bidders." Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

In an Auction, a Beneficial Owner may submit different types of Orders with respect to APS then held by such Beneficial Owner, as well as Bids for additional APS. For information concerning the priority given to different types of Orders placed by Beneficial Owners, see "--Submission of Orders by Broker-Dealers to Auction Agent" below.

For Subsequent Dividend Periods, APS will pay dividends based on a rate set at Auctions. The rate set at an Auction will not exceed the Maximum Applicable Rate. The Maximum Applicable Rate for the APS will be the higher of the "Applicable Percentage of the Reference Rate" or the "Applicable Spread Over the Reference Rate" (as more particularly described below). The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The Auction Agent will not round the applicable Reference Rate as part of its calculation of the Maximum Applicable Rate.

The Maximum Applicable Rate for the APS will depend on the credit rating or ratings assigned to such shares. The Maximum Applicable Rate for any Dividend Period will be the higher of the Applicable Percentage of the Reference Rate or the Applicable Spread Over the Reference Rate. The Applicable Percentage of the Reference Rate or Applicable Spread Over the Reference Rate will be determined based on the credit rating assigned on such date to such shares by Fitch and Moody's (or if Fitch and Moody's shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency) as follows:

        CREDIT RATINGS
-------------------------------  APPLICABLE PERCENTAGE      APPLICABLE SPREAD
   MOODY'S          FITCH        OF THE REFERENCE RATE   OVER THE REFERENCE RATE
   -------          -----        ---------------------   -----------------------
     Aaa             AAA                 125%                    125 bps
 Aa3 to Aa1       AA- to AA+             150%                    150 bps
  A3 to A1         A- to A+              200%                    200 bps
Baa3 to Baa1     BBB- to BBB+            250%                    250 bps
Ba1 and lower   BB+ and lower            300%                    300 bps

Assuming the Fund maintains an AA/Aa1 rating on the APS, the practical effect of the different methods used to calculate the Maximum Applicable Rate is shown in the table below:

                        MAXIMUM APPLICABLE RATE USING          MAXIMUM APPLICABLE RATE            METHOD USED TO
      REFERENCE        THE APPLICABLE PERCENTAGE OF THE      USING THE APPLICABLE SPREAD           DETERMINE THE
        RATE                    REFERENCE RATE                 OVER THE REFERENCE RATE        MAXIMUM APPLICABLE RATE
      ---------        --------------------------------      ---------------------------      -----------------------
         1%                        1.25%                                2.25%                      Spread
         2%                        2.50%                                3.25%                      Spread
         3%                        3.75%                                4.25%                      Spread
         4%                        5.00%                                5.25%                      Spread
         5%                        6.25%                                6.25%                      Either
         6%                        7.50%                                7.25%                    Percentage

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Prior to each Dividend Payment Date, the Fund is required to deposit with the
Auction Agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any Auction. The Fund does not intend to establish any reserves for the payment of dividends.

There is no minimum Applicable Rate in respect of any Dividend Period.

The Fund will take all reasonable action necessary to enable Fitch and Moody's to provide a rating for the APS. If Fitch and Moody's shall not make such a rating available, the Adviser or their affiliates and successors, after consultation with the Fund and the Broker-Dealers, will select another Rating Agency (a "Substitute Rating Agency") to act as a Substitute Rating Agency.

Any Bid by a Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will be treated as a Sell Order, and any Bid by a Potential Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will not be considered. See "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "Acceptance and rejection of Submitted Bids and Submitted Sell Orders and allocation of shares."

Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. A Broker-Dealer also may hold APS in its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any APS held by it or its customers who are Beneficial Owners will be treated in the same manner as an Existing Holder's failure to submit to its Broker-Dealer an Order in respect to APS held by it, as described in the next paragraph. Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby. For information concerning the priority given to different types of Orders placed by Existing Holders, see "--Submission of Orders by Broker-Dealers to Auction Agent." Each purchase or sale in an Auction will be settled on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "--Notification of results; settlement."

If one or more Orders covering in the aggregate all of the outstanding APS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, either because a Broker-Dealer failed to contact such Existing Holder or otherwise, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period, which is not a Special Dividend Period) and a Sell Order (in the case of an Auction relating to a Special Dividend Period) to have been submitted by or on behalf of such Existing Holder covering the number of outstanding APS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

If all of the outstanding APS are subject to Submitted Hold Orders, the Dividend Period next succeeding the Auction automatically shall be the same length as the immediately preceding Dividend Period, and the Applicable Rate for the next Dividend Period for all the APS will be 90% of the Reference Rate on the date of the applicable Auction.

For the purposes of an Auction, the APS for which the Fund shall have given notice of redemption and deposited moneys therefor with the Auction Agent in Fund or segregated in an account at the Fund's

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custodian bank for the benefit of the Auction Agent, as set forth under
"Description of APS--Redemption," will not be considered as outstanding and will not be included in such Auction. Pursuant to the Amended By-Laws of the Fund, the Fund will be prohibited from reissuing and its affiliates (other than the Underwriter) will be prohibited from transferring (other than to the Fund) any APS they may acquire. Neither the Fund nor any affiliate of the Fund (other than the Underwriter) may submit an Order in any Auction, except that an affiliate of the Fund that is a Broker-Dealer may submit an Order.

SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT
Prior to 1:30 p.m., New York City time, on each Auction Date, or such other time on the Auction Date as may be specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder in respect of the APS subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (0.001) of 1%. If one or more Orders of an Existing Holder are submitted to the Auction Agent and such Orders cover in the aggregate more than the number of outstanding APS held by such Existing Holder, such Orders will be considered valid in the following order of priority:

    (i) any Hold Order will be considered valid up to and including the number of outstanding APS held by such Existing Holder, provided that if more than one Hold Order is submitted by such Existing Holder and the number of APS subject to such Hold Orders exceeds the number of outstanding APS held by such Existing Holder, the number of APS subject to each of such Hold Orders will be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of outstanding APS held by such Existing Holder;

    (ii) any Bids will be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted by such Existing Holder, up to and including the excess of the number of outstanding APS held by such Existing Holder over the number of outstanding APS subject to any Hold Order referred to in clause (i) above (and if more than one Bid submitted by such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of clause (i) above and of the foregoing portion of this clause (ii) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids will be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to Bids not valid under this clause (ii) shall be treated as the subject of a Bid by a Potential Holder; and

    (iii) any Sell Order will be considered valid up to and including the excess of the number of outstanding APS held by such Existing Holder over the sum of the number of APS subject to Hold Orders referred to in clause (i) above and the number of APS subject to valid Bids by such Existing Holder referred to in clause (ii) above; provided that, if more than one Sell Order is submitted by any Existing Holder and the number of APS subject to such Sell Orders is greater than such excess, the number of APS subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of APS equal to such excess.

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If more than one Bid of any Potential Holder is submitted in any Auction, each
Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of APS therein specified.

DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE Not earlier than the Submission Deadline for each Auction, the Auction Agent will assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such "Hold Order," "Bid" or "Sell Order" as submitted or deemed submitted by a Broker-Dealer hereinafter being referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and will determine the excess of the number of outstanding APS over the number of outstanding APS subject to Submitted Hold Orders (such excess being referred to as the "Available APS") and whether Sufficient Clearing Bids have been made in such Auction. Sufficient Clearing Bids will have been made if the number of outstanding APS that are the subject of Submitted Bids of Potential Holders with rates per annum not higher than the Maximum Applicable Rate equals or exceeds the number of outstanding shares that are the subject of Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates per annum higher than the Maximum Applicable Rate). If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") which would result in the number of shares subject to Submitted Bids specifying such rate per annum or a lower rate per annum being at least equal to the available APS. If Sufficient Clearing Bids have been made, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for the APS then outstanding. If Sufficient Clearing Bids have not been made (other than because all outstanding APS are the subject of Submitted Hold Orders), the Dividend Period next following the Auction automatically will be a 7-Day Dividend Period, and the Applicable Rate for such Dividend Period will be equal to the Maximum Applicable Rate.

If Sufficient Clearing Bids have not been made, Beneficial Owners that have Submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, of the APS subject to such Submitted Sell Orders. See "--Acceptance and rejection of Submitted Bids and Submitted Sell Orders and allocation of shares." Thus, under some circumstances, Beneficial Owners may not have liquidity of investment.

ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES
Based on the determinations described under "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and subject to the discretion of the Auction Agent to round, the Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling or a Potential Holder purchasing, a number of shares of APS that is fewer than the number of shares specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. See the Fund's Amended By-Laws set forth in Appendix B to the Fund's Statement of Additional Information.

NOTIFICATION OF RESULTS; SETTLEMENT
The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Dividend Period for the related APS by telephone approximately 3:00 p.m., New York City time, on the Auction Date for such Auction. Each such Broker-Dealer that submitted an Order for the account of a customer then will advise such customer whether such Bid or Sell Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling APS as a result of the Auction and will advise each customer purchasing or selling APS to give

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 62

THE AUCTIONS
--------------------------------------------------------------------------------

instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate.

In accordance with the Securities Depository's normal procedures, on the day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of APS as determined in such Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to APS shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds. If the certificates for the APS are not held by the Securities Depository or its nominee, payment will be made in same-day funds to the Auction Agent against delivery of such certificates.

The following is a simplified example of how a typical Auction works. Assume that the Fund has 1,000 outstanding APS and three Existing Holders. The three Existing Holders and three Potential Holders submit orders through Broker-Dealers at the Auction:

Existing Holder A......................  Owns 500 shares, wants to sell    Bid order of 2.10% rate for all
                                         all 500 shares if Applicable      500 shares
                                         Rate is less than 2.10%
Existing Holder B......................  Owns 300 shares, wants to hold    Hold Order--will take the
                                                                           Applicable Rate
Existing Holder C......................  Owns 200 shares, wants to sell    Bid order of 1.90% rate for all
                                         all 200 shares if Applicable      200 shares
                                         Rate is less than 1.90%
Potential Holder D.....................  Wants to buy 200 shares           Places order to buy at or above
                                                                           2.00%
Potential Holder E.....................  Wants to buy 300 shares           Places order to buy at or above
                                                                           1.90%
Potential Holder F.....................  Wants to buy 200 shares           Places order to buy at or above
                                                                           2.10%

The lowest dividend rate that will result in all 1,000 APS continuing to be held is 2.00% (the offer by D). Therefore, the Applicable Rate will be 2.00%. Existing Holders B and C will continue to own their shares. Existing Holder A will sell its shares because A's dividend rate bid was higher than the Applicable Rate. Potential Holder D will buy 200 shares and Potential Holder E will buy 300 shares because their bid rates were at or below the Applicable Rate. Potential Holder F will not buy shares because its bid rate was above the Applicable Rate. The foregoing dividend rates are for illustrative purposes only and do not reflect rates APS Shareholders should expect to receive.

SECONDARY MARKET TRADING AND TRANSFER OF APS

The Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The APS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long-Term Dividend Period, likely will have an adverse effect on the secondary market price of the APS, and a selling APS Shareholder may sell APS between Auctions at a price per share of less than $25,000.

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                                                                              63

--------------------------------------------------------------------------------

Federal income tax matters

The following is a summary discussion of the material U.S. federal income tax consequences that may be relevant to a Shareholder of acquiring, holding and disposing of the APS of the Fund as of the date of this Prospectus. This discussion addresses only U.S. federal income tax consequences to U.S. Shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular Shareholders in light of their individual circumstances. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations (possibly with retroactive effect). No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its Shareholders, and the discussion set forth herein does not constitute tax advice. A more complete discussion of the tax rules applicable to the Fund can be found in the Statement of Additional Information that is incorporated by reference into this Prospectus. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Fund intends to elect to be treated and qualify each year for the special tax treatment afforded to regulated investment companies ("RICs") under the Code. As long as the Fund so qualifies, in any taxable year in which it distributes at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain and net realized gains from certain hedging transactions) and certain other income, the Fund (but not its Shareholders) will not be subject to federal income tax to the extent that it distributes its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss). The Fund intends to distribute substantially all of such income and gain each year.

The APS will constitute stock of the Fund, and distributions by the Fund with respect to its APS (other than distributions in redemption of APS that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current and accumulated earnings and profits as calculated for federal income tax purposes. It is possible, however, that the IRS might take a contrary position, asserting, for example, that the APS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Fund to APS Shareholders would constitute interest, would be included in full in the income of the recipient whether or not they exceeded the earnings and profits of the Fund, and would be taxed as ordinary income. Kirkpatrick & Lockhart Nicholson Graham LLP, counsel to the Fund, believes that such a position, if asserted by the IRS, would be unlikely to prevail if the issue were properly litigated. The following discussion assumes the APS are treated as equity.

Distributions of any taxable net investment income and net short-term capital gain will generally be taxable as ordinary income. Distributions of the Fund's net capital gain designated as capital gain dividends, if any, will be taxable to Shareholders as long-term capital gains, regardless of the length of time they held their shares. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after that basis has been reduced to zero, will constitute capital gains to the Shareholder (assuming the shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends). The Fund's distributions generally will not qualify either for the dividends received deduction generally available to corporate taxpayers or as qualified dividend income subject to favorable tax treatment for individual taxpayers. "Qualified dividend income" means dividends received by the Fund from

--------------------------------------------------------------------------------
 64

FEDERAL INCOME TAX MATTERS
--------------------------------------------------------------------------------

U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.

Dividends and other distributions declared by the Fund in October, November or December of any year and payable to Shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the Shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to Shareholders for the year in which that December 31 falls.

The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class's proportionate share of particular types of income for that year, including ordinary income and net capital gain. A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class. Accordingly, the Fund intends to designate a portion of its distributions of net capital gain as capital gain dividends in compliance with the IRS position.

Although the matter is not free from doubt, due to the absence of direct regulatory or judicial authority, in the opinion of Kirkpatrick & Lockhart Nicholson Graham LLP, counsel to the Fund, under current law the manner in which the Fund intends to allocate items of ordinary income, net capital gain and qualified dividend income among the Fund's Common Shares and APS will be respected for federal income tax purposes. It is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gain, qualified dividend income or other taxable income.

If, at any time when APS are outstanding, the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of Common Shares until the asset coverage is restored. See "Description of APS--Dividends and Dividend Periods--Restrictions on dividends and other payments." Such a suspension may prevent the Fund from distributing at least 90% of the sum of its investment company taxable income and certain other income and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may redeem APS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its Shareholders of failing to qualify for treatment as a RIC. See "Description of APS--Redemption." There can be no assurance, however, that any such action would achieve that objective.

Certain of the Fund's investment practices are subject to special Code provisions that, among other things, may defer the use of certain losses of the Fund and affect the holding period of securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable its Shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any

--------------------------------------------------------------------------------

FEDERAL INCOME TAX MATTERS
--------------------------------------------------------------------------------

foreign taxes paid by the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to its Shareholders and each Shareholder (1) would be required to include in gross income, and treat as paid by such Shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such Shareholder's own income from those sources, and (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against federal income tax. The Fund will report to its Shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

The Fund believes that substantially all of its investment strategies will generate qualifying income for purposes of the Fund meeting the requirements for treatment as a RIC under current federal income tax law. However, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a fund's business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund's foreign currency gains as non-qualifying income for RIC purposes, which may affect the Fund's status as a RIC for all years to which such regulations are applicable.

SALES OF APS

A selling Shareholder will generally recognize gain or loss in an amount equal to the difference between the Shareholder's adjusted tax basis in the APS sold and the amount of cash plus the fair market value of any property received. If the APS are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate in the case of gains recognized on the sale of capital assets held for one year or less or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends) (5% for individuals in the 10% or 15% tax brackets). Any loss on a disposition of APS held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those APS. For purposes of determining whether APS have been held for six months or less, the holding period is suspended for any periods during which the Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of APS will be disallowed to the extent those APS are replaced by other APS within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the APS (whether through the reinvestment of distributions, which could occur, for example, if the Shareholder is a participant in the Fund's dividend reinvestment plan or otherwise). In that event, the basis of the replacement APS will be adjusted to reflect the disallowed loss.

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income, if any, may be impacted by the application of the alternative minimum tax to individual Shareholders.

BACKUP WITHHOLDING

The Fund is required to withhold a percentage of all ordinary income dividends, capital gain dividends and repurchase proceeds payable to any individuals and certain other non-corporate Shareholders who do not provide the Fund with a correct taxpayer identification number. Such withholding from ordinary income dividends and capital gain dividends is also required for such Shareholders who fail to

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 66

FEDERAL INCOME TAX MATTERS
--------------------------------------------------------------------------------

provide certain certifications or otherwise are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a Shareholder may be refunded or credited against the Shareholder's U.S. federal income tax liability, provided that the required information is furnished to the IRS.

Description of capital structure

The Fund is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated October 5, 2006 ("Declaration of Trust"). The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees of the Fund have authorized an unlimited number of shares of beneficial interest, par value $0.01 per share, all of which shares were initially classified as Common Shares. The Declaration of Trust also authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including Preferred Shares, having a par value of $0.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Shareholders. For a description of the APS, see "Description of APS." The following table shows the amount of (i) shares authorized, (ii) shares held by the Fund for its own account and (iii) shares outstanding, for each class of authorized securities of the Fund as of July 31, 2006.

                                                                                          AMOUNT
                                                                                     OUTSTANDING
                                                                                   (EXCLUSIVE OF
                                                                 AMOUNT HELD BY   AMOUNT HELD BY
                                                                   FUND FOR ITS     FUND FOR ITS
TITLE OF CLASS                               AMOUNT AUTHORIZED      OWN ACCOUNT     OWN ACCOUNT)
------------------------------------------------------------------------------------------------
Common Shares..............................      Unlimited             -0-          7,005,000
Auction Preferred Shares Series A..........          3,250             -0-                -0-

Holders of Common Shares are entitled to share equally in dividends declared by a Board of Trustees payable to holders of Common Shares and in the net assets of the Fund available for distribution to holders of Common Shares after payment of the preferential amounts payable to holders of any outstanding Preferred Shares, including the APS. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive or conversion rights and Common Shares are not redeemable. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding Preferred Shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares. The Declaration of Trust provides that Shareholders are not liable for any liabilities of the Fund, permits inclusion of a clause to that effect in every agreement entered into by the Fund and in coordination with the Fund's By-Laws indemnifies Shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust and the Fund's By-Laws described in the foregoing sentence make the likelihood of such personal liability remote.

Holders of Common Shares are entitled to one vote for each share held and will vote with the holders of any outstanding APS or other Preferred Shares on each matter submitted to a vote of holders of Common Shares, except as described under "Description of APS--Voting rights."

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                                                                              67

DESCRIPTION OF CAPITAL STRUCTURE
--------------------------------------------------------------------------------

Shareholders are entitled to one vote for each share held. The Common Shares, APS and any other Preferred Shares do not have cumulative voting rights, which means that the holders of more than 50% of the Common Shares, APS and any other Preferred Shares voting for the election of Trustees can elect all of the Trustees standing for election by such holders, and, in such event, the holders of the remaining Common Shares, APS and any other Preferred Shares will not be able to elect any of such Trustees.

So long as any APS or any other Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any dividends of or other distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on Preferred Shares or accrued interest on borrowings has been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the Preferred Shares from a Rating Agency. These requirements include an asset coverage test more stringent than under the 1940 Act. See "Description of APS--Dividends and Dividend Periods--Restrictions on dividends and other payments."

The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its Shareholders.

The Common Shares of the Fund commenced trading on the NYSE on May 31, 2006. As of July 31, 2006, the net asset value per share of Common Shares and the closing price per share of Common Shares on the NYSE were $19.13, and $18.88, respectively.

PREFERRED SHARES

Under the 1940 Act, the Fund is permitted to have outstanding more than one series of Preferred Shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive rights to purchase any APS or any other Preferred Shares that might be issued. It is anticipated that the net asset value per share of the APS will equal its original purchase price per share plus accumulated dividends per share.

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 68

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Certain provisions of the Declaration of Trust

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board, and could have the effect of depriving holders of Common Shares of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of holders of Common Shares and Preferred Shares. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and is entitled to vote on the matter.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of holders of Common Shares and Preferred Shares generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

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                                                                              69

CERTAIN PROVISIONS OF THE DECLARATION OF TRUST
--------------------------------------------------------------------------------

CONVERSION TO OPEN-END FUND

The Fund may be converted to an open-end investment company at any time if approved by the lesser of (i) two-thirds or more of the Fund's then outstanding Common Shares and Preferred Shares, each voting separately as a class, or (ii) more than 50% of the then outstanding Common Shares and Preferred Shares, voting separately as a class if such conversion is recommended by at least 75% of the Trustees then in office. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the Shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all Shareholders. Conversion of the Fund to an open-end investment company also would require the redemption of any outstanding Preferred Shares, including the APS, and could require the repayment of borrowings. The Board believes that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end investment company.

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 70

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Underwriting

UBS Securities LLC, 299 Park Avenue, New York, New York, has agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund and the Adviser, to purchase from the Fund the number of APS set forth below. The Underwriter is committed to purchase and pay for all of the Fund's APS if any are purchased.

                        UNDERWRITER                            NUMBER OF APS
------------------------------------------------------------------------------
UBS Securities LLC..........................................             3,250

The Underwriter has advised the Fund that it proposes initially to offer the APS of the Fund to the public at the public offering price set forth on the cover page of this Prospectus, and to certain dealers at such price less a concession not in excess of $137.50 per share. The Underwriter may allow, and such dealers may reallow, a discount not in excess of $100.00 per share to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any APS purchased on or before August 11, 2006.

The Underwriter will act in Auctions as a Broker-Dealer as set forth under "The Auctions--General--Broker-Dealer Agreements" and will be entitled to fees for services as a Broker-Dealer as set forth therein. The Underwriter also may provide information to be used in ascertaining the Reference Rate.

The Fund anticipates that the Underwriter may from time to time act as a broker and dealer in connection with the execution of the Fund's portfolio transactions after it has ceased to be the principal underwriter of the Fund under the 1940 Act and, subject to certain conditions, may act as a broker while it is principal underwriter.

In connection with this offering, the Underwriter or selected dealers may distribute prospectuses electronically.

The Fund and the Adviser have agreed to indemnify the Underwriter against certain liabilities including liabilities under the Securities Act of 1933, as amended.

Custodian and transfer agent

Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116 is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. IBT maintains the Fund's general ledger and computes net asset value per share at least weekly. IBT also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Fund's investments and receives and disburses all funds. IBT also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027 is the transfer agent and dividend disbursing agent of the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Legal opinions

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Kirkpatrick & Lockhart Nicholson Graham LLP, Boston, Massachusetts, and for the Underwriter by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois.

Independent registered public accounting firm

Deloitte & Touche, LLP, Boston, Massachusetts, are the independent registered public accounting firm for the Fund and will audit the Fund's financial statements.

Additional information

The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling 1-800-225-6265.

Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

--------------------------------------------------------------------------------
 72

--------------------------------------------------------------------------------

Table of contents for the
Statement of Additional Information

                                                              PAGE
                                                              ----
Additional investment information and restrictions..........    2
Trustees and officers.......................................   12
Investment advisory and other services......................   20
Determination of net asset value............................   25
Portfolio trading...........................................   29
Taxes.......................................................   32
Other information...........................................   39
Independent registered public accounting firm...............   39
Independent registered public accounting firm report........   40
Financial statements........................................   41
Appendix A: Ratings.........................................  A-1
Appendix B: Proxy voting policy and procedures..............  B-1
Appendix C: Amended By-Laws.................................  C-1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Fund's privacy policy

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

- We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage:
  www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

--------------------------------------------------------------------------------
 74

--------------------------------------------------------------------------------

Glossary

"7-Day Dividend Period" means a Dividend Period consisting of seven days.

"1940 Act" means the Investment Company Act of 1940, as amended from time to time.

"1940 Act APS Asset Coverage" has the meaning set forth on page 51 of this Prospectus.

"1940 Act Cure Date" has the meaning set forth on page 51 of this Prospectus.

"Adviser" means Eaton Vance Management.

"Agent Member" means the member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more APS or on behalf of a Potential Beneficial Owner.

"Amended By-Laws" means the By-laws of the Fund, as amended June 12, 2006, specifying the powers, preferences and rights of the APS. The Fund's Amended By-Laws are contained in Appendix C to the Fund's Statement of Additional Information.

"Applicable Percentage of the Reference Rate" has the meaning set forth on page 59 of this Prospectus.

"Applicable Rate" means the rate per annum at which cash dividends are payable on APS for any Dividend Period.

"Applicable Spread Over the Reference Rate" has the meaning set forth on page 59 of this Prospectus.

"APS" means the Auction Preferred Shares with a par value of $0.01 per share and a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), of the Fund.

"APS Basic Maintenance Amount" has the meaning set forth on page 51 of this Prospectus.

"APS Basic Maintenance Cure Date" with respect to the failure by the Fund to satisfy the APS Basic Maintenance Amount as of given Valuation Date, means the second Business Day following such Valuation Date.

"APS Shareholders" has the meaning set forth on the inside cover page of this Prospectus.

"Auction" means a periodic operation of the Auction Procedures.

"Auction Agent" means Deutsche Bank Trust Company Americas, unless and until another commercial bank, Fund company or other financial institution appointed by a resolution of the Board of Trustees of the Fund or a duly authorized committee thereof enters into an agreement with each to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the APS.

"Auction Agent Agreement" means the agreement entered into between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.

"Auction Date" has the meaning set forth on page 58 of this Prospectus.

"Auction Procedures" means the procedures for conducting Auctions set forth in
Section 10 of Article VII of the Fund's Amended By-Laws contained in Appendix C to the Fund's Statement of Additional Information.

"Available APS" has the meaning specified in Paragraph 10(d)(i) of the Auction Procedures.

--------------------------------------------------------------------------------

GLOSSARY
--------------------------------------------------------------------------------

"Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or if applicable, the Auction Agent) as a holder of APS or a Broker-Dealer that holds APS for its own account.

"Bid" has the meaning specified in Subsection 10(b)(i) of the Auction
Procedures.

"Bidder" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

"Board of Trustees" or "Board" means the Board of Trustees of the Fund.

"Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

"Broker-Dealer Agreement" means an agreement entered into between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

"Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

"Cede & Co." means the nominee of DTC, and in whose name the shares of APS initially will be registered.

"Code" means the Internal Revenue Code of 1986, as amended.

"Common Shares" means the common shares of beneficial interest, par value $0.01 per share, of the Fund.

"Date of Original Issue" means, with respect to the APS, the date on which such share first is issued by the Fund.

"Declaration of Trust" means the Agreement and Declaration of Trust of the Fund.

"Discounted Value" of any asset of each means with respect to a Fitch Eligible Asset and Moody's Eligible Asset, the quotient of the market value thereof divided by the applicable Fitch Discount Factor and Moody's Discount Factor.

"Dividend Change Response" has the meaning set forth on page 46 of this Prospectus.

"Dividend Payment Date" has the meaning set forth on page 44 of this Prospectus.

"Dividend Periods" has the meaning set forth on page 44 of this Prospectus.

"DTC" means The Depository Trust Company.

"Eligible Assets" means Fitch Eligible Assets and Moody's Eligible Assets.

"Existing Holder" means a Broker-Dealer or any such other person as may be permitted by the Fund that is listed as the holder of record of APS in the records of the Auction Agent.

"Fitch" means Fitch Ratings or its successors.

"Fitch Basic Maintenance Amount" has the meaning set forth on page 52 of this Prospectus.

"Fitch Eligible Assets" has the meaning set forth on page 52 of this Prospectus.

"Fund" means Eaton Vance Credit Opportunities Fund, a Massachusetts business trust that is the issuer of APS.

"Hold Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

--------------------------------------------------------------------------------
 76

GLOSSARY
--------------------------------------------------------------------------------

"IBT" means Investors Bank & Trust Company, the custodian of the Fund's assets.

"Initial Dividend Payment Date" has the meaning set forth on the inside cover page of this Prospectus.

"Initial Dividend Period" means, with respect to the APS, the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date of the APS.

"IRS" means the Internal Revenue Service.

"LIBOR" means the London Interbank Offered Rate.

"LIBOR Rate" has the meaning specified in Subsection 1(a) of Article VII of the Fund's Amended By-Laws contained in Appendix C to the Fund's Statement of Additional Information.

"Long-Term Dividend Period" has the meaning set forth on page 45 of this Prospectus.

"Mandatory Redemption Price" has the meaning set forth on page 50 of this Prospectus.

"Maximum Applicable Rate" has the meaning specified under "The Auctions--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

"Moody's" means Moody's Investors Service, Inc. or its successors.

"Moody's Basic Maintenance Amount" has the meaning set forth on page 52 of this Prospectus.

"Moody's Eligible Assets" has the meaning set forth on page 52 of this Prospectus.

"Non-Call Period" has the meaning set forth under "Specific Redemption Provisions" below.

"Non-Payment Period" has the meaning set forth on page 48 of this Prospectus.

"Non-Payment Period Rate" has the meaning set forth on page 48 of this Prospectus.

"Notice of Change in Dividend Period" has the meaning set forth on page 47 of this Prospectus.

"Notice of Revocation" has the meaning set forth on page 45 of this Prospectus.

"Notice of Revocation of Dividend Change" has the meaning set forth on page 47 of this Prospectus.

"Notice of Special Dividend Period" has the meaning set forth on page 45 of this Prospectus.

"Optional Redemption Price" has the meaning set forth on page 50 of this Prospectus.

"Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

"Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of APS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional APS.

"Potential Holder" means any Broker-Dealer or any such other person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring APS (or, in the case of an Existing Holder, additional APS).

"Preferred Shares" means preferred shares of beneficial interest, par value $0.01 per share, of the Fund.

"Premium Call Period" has the meaning set forth under "Specific Redemption Provisions" below.

"Rating Agencies" has the meaning set forth on page 51 of this Prospectus.

--------------------------------------------------------------------------------

GLOSSARY
--------------------------------------------------------------------------------

"Reference Rate" means (i) with respect to a Dividend Period having 364 or fewer days, the applicable LIBOR Rate and (ii) with respect to a Dividend Period having 365 or more days, the applicable U.S. Treasury Note Rate.

"Request for Change in Dividend Period" has the meaning set forth on page 46 of this Prospectus.

"Request for Special Dividend Period" has the meaning set forth on page 45 of this Prospectus.

"Response" has the meaning set forth on page 45 of this Prospectus.

"S&P" means Standard & Poor's, or its successors.

"Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the APS.

"Sell Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

"Shareholder" means holders of Common Shares or Preferred Shares of the Fund.

"Shares" means Common Shares and/or APS.

"Short-Term Dividend Period" has the meaning set forth on page 45 this Prospectus.

"Special Dividend Period" has the meaning set forth on page 45 of this Prospectus.

"Specific Redemption Provisions" means, with respect to a Special Dividend Period, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Trustees of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during which the APS subject to such Dividend Period shall not be subject to redemption at the option of the Fund and
(ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the APS subject to such Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Trustees of the Fund after consultation with the Auction Agent and the Broker-Dealers.

"Submission Deadline" has the meaning specified in Subsection 10(a)(x) of the Auction Procedures.

"Submitted Bid" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

"Submitted Hold Order" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

"Submitted Order" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

"Submitted Sell Order" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

"Subsequent Dividend Period" means each Dividend Period after the Initial Dividend Period.

"Substitute Rating Agency" and "Substitute Rating Agencies" shall mean a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations, respectively, selected by the Adviser, or its respective affiliates and successors, after consultation with the Fund and the Broker-Dealers, to act as a substitute Rating Agency or substitute Rating Agencies, as the case may be, to determine the credit ratings of the APS.

"Sufficient Clearing Bids" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

"Transitional Dividend Period" has the meaning set forth on page 47 of this Prospectus.

--------------------------------------------------------------------------------
 78

GLOSSARY
--------------------------------------------------------------------------------

"U.S. Treasury Note Rate" on any date means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Note Rate on such date. "Alternate Treasury Note Rate" on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. government securities dealers selected by the Auction Agent.

"Valuation Date" means, for purposes of determining whether the Fund is maintaining the APS Basic Maintenance Amount, each Business Day commencing with August 11, 2006.

"Winning Bid Rate" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

--------------------------------------------------------------------------------

                               [EATON VANCE LOGO]

STATEMENT OF ADDITIONAL INFORMATION                               August 9, 2006
--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
AUGUST 9, 2006

EATON VANCE CREDIT OPPORTUNITIES FUND

THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MASSACHUSETTS 02109
(800) 225-6265

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                              PAGE
                                                              ----
Additional investment information and restrictions..........    2
Trustees and officers.......................................   12
Investment advisory and other services......................   20
Determination of net asset value............................   25
Portfolio trading...........................................   29
Taxes.......................................................   32
Other information...........................................   39
Independent registered public accounting firm...............   39
Independent registered public accounting firm report........   40
Financial statements........................................   41
Appendix A: Ratings.........................................  A-1
Appendix B: Proxy voting policy and procedures..............  B-1
Appendix C: Amended By-Laws.................................  C-1

THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EATON VANCE CREDIT OPPORTUNITIES FUND (THE "FUND") DATED AUGUST 9, 2006, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-225-6265.

Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Fund's Prospectus.

Additional investment information and restrictions

Primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. Eaton Vance may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve the Fund's investment objectives.

SENIOR LOANS

A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans to corporations and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of, a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

The Fund typically purchases "Assignments" from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

The Fund also may invest in "Participations." Participations by the Fund in a Loan Investor's portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, the Fund may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Fund with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

--------------------------------------------------------------------------------
 2

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

The effect of industry characteristics and market compositions may be more pronounced. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

LOAN COLLATERAL
In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including, but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

CERTAIN FEES PAID TO THE FUND
In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When the Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Fund may include amendment fees.

BORROWER COVENANTS
A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the "Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the Borrower to monitor the Borrower's compliance with covenants may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

--------------------------------------------------------------------------------

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

ADMINISTRATION OF LOANS
In a typical Senior Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Fund has direct recourse against the Borrower, the Fund will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Fund and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care, becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.

PREPAYMENTS
Senior Loans can require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Fund's performance because the Fund typically is able to reinvest prepayments in other Senior Loans that have similar yields and because receipt of such fees may mitigate any adverse impact on the Fund's yield.

OTHER INFORMATION REGARDING SENIOR LOANS
From time to time, the Adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to or acquire them from the Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Loans held by the Fund.

--------------------------------------------------------------------------------
 4

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

The Fund may acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund may also invest in Senior Loans of Borrowers that have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

The Fund will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans themselves.

If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund's security interest in the loan collateral or subordinate the Fund's rights under the Senior Loan to the interests of the Borrower's unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively affect the Fund's performance. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund's security interest in loan collateral. If the Fund's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan.

The Fund may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Fund's purchase of a Senior Loan. The Fund may also acquire equity securities or debt securities (including non-dollar-denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of the Adviser, may enhance the value of a Senior Loan or would otherwise be consistent with the Fund's investment policies.

REGULATORY CHANGES
To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for

--------------------------------------------------------------------------------

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

CREDIT QUALITY
Many of the Loans in which the Fund may invest are of below investment grade credit quality. Accordingly, these Loans are subject to similar or identical risks and other characteristics described below in relation to Non-Investment Grade Bonds.

NON-INVESTMENT GRADE BONDS

Investments in Non-Investment Grade Bonds generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Non-Investment Grade Bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of higher quality securities.

Non-Investment Grade Bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in Non-Investment Grade Bonds prices because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of Non-Investment Grade Bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of Non-Investment Grade Bonds structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. Eaton Vance seeks to reduce these risks through diversification, credit analysis and attention to current developments in both the economy and financial markets.

The secondary market on which Non-Investment Grade Bonds are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the net asset value of the Common Shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market. When secondary markets for non-investment grade bonds are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling these securities. The Fund will be more dependent on Eaton Vance's research and analysis when investing in non-investment grade bonds. Eaton Vance seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rate and market conditions.

A general description of the ratings of securities by S&P, Fitch and Moody's is set forth in Appendix A to this Statement of Additional Information. Such ratings represent these rating organizations' opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating Non-Investment Grade Bonds can involve certain risks. For example, credit

--------------------------------------------------------------------------------
 6

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

ratings evaluate the safety or principal and interest payments, not the market value risk of Non-Investment Grade Bonds. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Eaton Vance does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

In the event that a rating agency or Eaton Vance downgrades its assessment of the credit characteristics of a particular issue, the Fund is not required to dispose of such security. In determining whether to retain or sell a downgraded security, Eaton Vance may consider such factors as Eaton Vance's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of high quality debt securities.

CERTAIN BOND FEATURES
Fixed-rate Bonds may have a demand feature allowing the holder to redeem the Bonds at specified times. These Bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, since they may be retained if interest rates decline. Acquiring these kinds of Bonds provides the contractual right to require the issuer of the bonds to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement or instrument. Since this right is assignable only with the Bond, it will not be assigned any separate value.

Certain securities may permit the issuer at its option to "call," or redeem, the securities. If an issuer were to redeem securities during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The rating assigned to a security by a rating agency does not reflect assessment of the volatility of the security's market value or of the liquidity of an investment in the securities. Credit ratings are based largely on the issuer's historical financial condition and the rating agency's investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition. Credit quality in the high yield, high risk bond market can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. In addition to lower rated securities, the Fund also may invest in higher rated securities. For a description of corporate bond ratings, see Appendix A.

ZERO COUPON BONDS
Zero coupon Bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. The Fund is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash and the Fund is required to distribute its income for each taxable year. Thus, the Fund may have to sell other investments to obtain cash needed to make required distributions to its shareholders.

INDEXED SECURITIES AND DERIVATIVES
The Fund may invest in indexed securities, structured notes and derivatives based on indices or financial indicators. Indexed securities are securities the redemption values and/or the coupons of which are indexed to the prices of a specific instrument or statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to inflation, other securities, securities indices, currencies or other financial indicators such as

--------------------------------------------------------------------------------

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

economic statistics and pre-payment rates. Various indices or financial indicators may also be invested in through the use of derivative instruments. Inflation-indexed securities, for example, typically provide for a maturity value that depends on the rate of inflation, resulting in a security whose price tends to rise and fall together with the rate of inflation. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a short position in the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

SHORT SALES
The Fund may utilize short sales for investment and risk management. A short sale is affected by selling a security which the Fund does not own, or, if the Fund does own the security, is not to be delivered upon consummation of the sale. If the price of the security in the short sale decreases, the Fund will realize a profit to the extent that the short sale price for the security exceeds the market price. If the price of the security increases, the Fund will realize a loss to the extent that the market price exceeds the short sale price. Selling securities short runs the risk of losing an amount greater than the initial investment therein.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, the Adviser is under no obligation to utilize shorts at all.

FOREIGN INVESTMENTS
The Fund may have exposure to foreign securities. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United

--------------------------------------------------------------------------------
 8

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

OPTIONS
Call options may be purchased to provide exposure to increases in the market (e.g., with respect to temporary cash positions) or to hedge against an increase in the price of securities or other investments that the Fund intends to purchase or has sold short. Similarly, put options may be purchased for speculative purposes or to hedge against a decrease in the market generally or in the price of securities or other investments held by the Fund. Buying options may reduce the Fund's returns, but by no more than the amount of the premiums paid for the options.

The Fund may write covered and uncovered call options (i.e., where the Fund owns the security or other investment that is subject to the call) to enhance returns when the Adviser perceives that the option premium offered is in excess of the premium that the Adviser would expect to be offered under existing market conditions, or if the exercise price of the option is in excess of the price that the Adviser expects the security or other underlying investment to reach during the life of the option. Writing covered call options may limit the Fund's gain on portfolio investments if the option is exercised because the Fund will have to sell the underlying investments below the current market price. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

SHORT-TERM TRADING
Securities may be sold in anticipation of market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of fixed income securities or changes in the investment objectives of investors.

INVESTMENT RESTRICTIONS
The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy the Fund may not:

(1) Borrow money, except as permitted by the Investment Company Act of 1940 (the "1940 Act"). The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%;

(2) Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines "senior security" as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;

--------------------------------------------------------------------------------

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

(4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio investment;

(5) Make loans to other persons, except by (a) the acquisition of loans, loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

(6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

(7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

(8) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; and

(9) Invest 25% or more of its total assets in any single industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

In regard to restriction (5)(c), the value of the securities loaned by the Fund may not exceed 33 1/3% of its total assets.

For purposes of construing restriction (9), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries.

The Fund has adopted the following nonfundamental investment policy which may be changed by the Board without approval of the Fund's shareholders. Upon the Board's approval, the Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

--------------------------------------------------------------------------------
 10

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the Adviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policy limitation set forth above and any restrictive covenants under a credit facility agreement.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trustees and officers

The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "independent Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

                                                                                   NUMBER OF
                                                                               PORTFOLIOS IN
                                      TERM OF OFFICE                            FUND COMPLEX               OTHER
NAME AND                 POSITION(S)      AND LENGTH  PRINCIPAL OCCUPATION(S)    OVERSEEN BY       DIRECTORSHIPS
DATE OF BIRTH          WITH THE FUND      OF SERVICE   DURING PAST FIVE YEARS     TRUSTEE(1)                HELD
----------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
James B. Hawkes       Trustee(2) and  Since 10/5/05   Chairman and Chief            166       Director of EVC
11/9/41               Vice President  Three Years     Executive Officer of
                                                      BMR, Eaton Vance, EVC
                                                      and EV; Director of EV;
                                                      Vice President and
                                                      Director of EVD.
                                                      Trustee and/or officer
                                                      of 166 registered
                                                      investment companies in
                                                      the Eaton Vance Fund
                                                      Complex. Mr. Hawkes is
                                                      an interested person
                                                      because of his
                                                      positions with BMR,
                                                      Eaton Vance, EVC and
                                                      EV, which are
                                                      affiliates of the Fund.
INDEPENDENT TRUSTEES
Benjamin C. Esty      Trustee(2)      Since 10/14/05  Roy and Elizabeth             166       None
1/2/63                                Three Years     Simmons Professor of
                                                      Business
                                                      Administration, Harvard
                                                      University Graduate
                                                      School of Business
                                                      Administration (since
                                                      2003). Formerly
                                                      Associate Professor,
                                                      Harvard University
                                                      Graduate School of
                                                      Business Administration
                                                      (2000-2003).

--------------------------------------------------------------------------------
 12

TRUSTEES AND OFFICERS

--------------------------------------------------------------------------------


                                                                                   NUMBER OF
                                                                               PORTFOLIOS IN
                                      TERM OF OFFICE                            FUND COMPLEX               OTHER
NAME AND                 POSITION(S)      AND LENGTH  PRINCIPAL OCCUPATION(S)    OVERSEEN BY       DIRECTORSHIPS
DATE OF BIRTH          WITH THE FUND      OF SERVICE   DURING PAST FIVE YEARS     TRUSTEE(1)                HELD
----------------------------------------------------------------------------------------------------------------
Samuel L. Hayes,      Chairman of     Chairman of     Jacob H. Schiff               166       Director of
III(A) 2/23/35        the Board and   the Board and   Professor of Investment                 Tiffany & Co.
                      Trustee(2)      Trustee since   Banking Emeritus,                       (specialty
                                      10/14/05 Three  Harvard University                      retailer)
                                      Years           Graduate School of
                                                      Business
                                                      Administration.
                                                      Director of Yakima
                                                      Products, Inc.
                                                      (manufacturer of
                                                      automotive accessories)
                                                      (since 2001) and
                                                      Director of Telect,
                                                      Inc. (telecommunication
                                                      services company).

William H. Park       Trustee(3)      Since 10/14/05  Vice Chairman,                166       None
9/19/47                               Three Years     Commercial Industrial
                                                      Finance Corp.
                                                      (specialty finance
                                                      company) (since 2005).
                                                      Formerly, President and
                                                      Chief Executive
                                                      Officer, Prizm Capital
                                                      Management, LLC
                                                      (investment management
                                                      firm) (2002-2005),
                                                      Executive Vice
                                                      President and Chief
                                                      Financial Officer,
                                                      United Asset Management
                                                      Corporation (a holding
                                                      company owning
                                                      institutional
                                                      investment management
                                                      firms (1982-2001).

Ronald A. Pearlman    Trustee(3)      Since 10/14/05  Professor of Law,             166       None
7/10/40                               Three Years     Georgetown University
                                                      Law Center.

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS

--------------------------------------------------------------------------------


                                                                                   NUMBER OF
                                                                               PORTFOLIOS IN
                                      TERM OF OFFICE                            FUND COMPLEX               OTHER
NAME AND                 POSITION(S)      AND LENGTH  PRINCIPAL OCCUPATION(S)    OVERSEEN BY       DIRECTORSHIPS
DATE OF BIRTH          WITH THE FUND      OF SERVICE   DURING PAST FIVE YEARS     TRUSTEE(1)                HELD
----------------------------------------------------------------------------------------------------------------
Norton A. Reamer(A)   Trustee(4)      Since 10/14/05  President, Chief              166       None
9/21/35                               Three Years     Executive Officer and a
                                                      Director of Asset
                                                      Management Finance
                                                      Corp. (a specialty
                                                      finance company serving
                                                      the investment
                                                      management industry)
                                                      (since October 2003).
                                                      President, Unicorn
                                                      Corporation (an
                                                      investment and
                                                      financial services
                                                      company) (since
                                                      September 2000).
                                                      Formerly, Chairman and
                                                      Chief Operating
                                                      Officer, Hellman,
                                                      Jordan Management Co.,
                                                      Inc. (an investment
                                                      management company)
                                                      (2000-2003). Formerly,
                                                      Advisory Director of
                                                      Berkshire Capital
                                                      Corporation (investment
                                                      banking firm) (2002-
                                                      2003).

Lynn A. Stout         Trustee(4)      Since 10/14/05  Professor of Law,             166       None
9/14/57                               Three Years     University of
                                                      California at Los
                                                      Angeles School of Law
                                                      (since July 2001).
                                                      Formerly, Professor of
                                                      Law, Georgetown
                                                      University Law Center.

Ralph F. Verni        Trustee(4)      Since 10/14/05  Consultant and private        166       None
1/26/43                               Three Years     investor.

------------
(1)  Includes both master and feeder funds in master-feeder structure.
(2)  Class I Trustees whose term expires in 2007.
(3)  Class II Trustees whose term expires in 2008.
(4)  Class III Trustees whose term expires in 2009.
(A)  Auction Preferred Share Trustee

--------------------------------------------------------------------------------
 14

TRUSTEES AND OFFICERS

--------------------------------------------------------------------------------

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                           TERM OF OFFICE
                             POSITION(S)       AND LENGTH
NAME AND DATE OF BIRTH     WITH THE FUND       OF SERVICE   PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------

Scott H. Page            President and     Since 10/5/05    Vice President of Eaton Vance and BMR.
11/30/59                 Chief Executive                    Officer of 14 registered investment
                         Officer                            companies managed by Eaton Vance or BMR.

Thomas E. Faust Jr.      Vice President    Since 10/5/05    President of EVC, Eaton Vance, BMR and EV,
5/31/58                                                     and Director of EVC. Chief Investment
                                                            Officer of EVC, Eaton Vance and BMR. Officer
                                                            of 68 registered investment companies and 5
                                                            private investment companies managed by
                                                            Eaton Vance or BMR.

Payson F. Swaffield      Vice President    Since 10/5/05    Vice President of Eaton Vance and BMR.
8/13/56                                                     Officer of 14 registered investment
                                                            companies managed by Eaton Vance or BMR.

Michael W. Weilheimer    Vice President    Since 10/5/05    Vice President of Eaton Vance and BMR.
2/11/61                                                     Officer of 9 registered investment companies
                                                            managed by Eaton Vance or BMR.

Barbara E. Campbell      Treasurer and     Since 10/5/05    Vice President of BMR and Eaton Vance.
6/19/57                  Principal                          Officer of 166 registered investment
                         Financial and                      companies managed by Eaton Vance or BMR.
                         Accounting
                         Officer

Alan R. Dynner           Secretary         Since 10/5/05    Vice President, Secretary and Chief Legal
10/10/40                                                    Officer of BMR, Eaton Vance, EVD, EV and
                                                            EVC. Officer of 166 registered investment
                                                            companies managed by Eaton Vance or BMR.

Paul M. O'Neil           Chief             Since 10/5/05    Vice President of Eaton Vance and BMR.
7/11/53                  Compliance                         Officer of 166 registered investment
                         Officer                            companies managed by Eaton Vance or BMR.

The Board of Trustees of the Fund has several standing Committees, including the Governance Committee, the Audit Committee, and the Special Committee. Each such Committee is comprised of only independent Trustees.

Messrs. Esty, Hayes, Park, Pearlman, Reamer, Verni and Ms. Stout are members of the Governance Committee of the Board of Trustees of the Fund. Ms. Stout currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of independent Trustees and a Chairperson of the Board of Trustees and compensation of such persons.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for independent Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS

--------------------------------------------------------------------------------

including evidence the candidate is willing to serve as an independent Trustee if selected for the position and is received in a sufficiently timely manner.

Messrs. Reamer (Chair), Hayes, Park, Verni and Ms. Stout are members of the Audit Committee of the Board of Trustees of the Fund. The Board of Trustees has designated Messrs. Hayes, Park and Reamer, each an independent Trustee, as audit committee financial experts.

The Audit Committee's purposes are to (i) oversee the Fund's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of the Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of the Fund.

Messrs. Hayes (Chair), Esty, Park, Pearlman and Reamer are currently members of the Special Committee of the Board of Trustees of the Fund. The purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund, including advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any of the Fund service providers (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund, or investors therein; and (iii) any other matter appropriate for review by the independent Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee of the Fund.

As of the date of this SAI, the Governance Committee has met five times, the Audit Committee has met four times and the Special Committee has met nine times.

When considering approval of the Advisory Agreement between the Fund and the Adviser, the Special Committee considered, among other things, the following:

+ A report comparing the fees and expenses of the Fund and certain profitability analyses prepared by Eaton Vance;

+  Information on the relevant peer group(s) of funds;

+ The economic outlook and the general investment outlook in the relevant investment markets;

+ Eaton Vance's results and financial condition and the overall organization of the Adviser;

+  Arrangements regarding the distribution of Fund shares;

+  The procedures used to determine the fair value of the Fund's assets;

+ The allocation of brokerage and the benefits received by the Adviser as the result of brokerage allocation, including allocations to soft dollar brokerage and allocations to firms that sell Eaton Vance fund shares;

--------------------------------------------------------------------------------
 16

TRUSTEES AND OFFICERS

--------------------------------------------------------------------------------


+ Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

+ The resources devoted to Eaton Vance's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

+ The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates;

+ The terms of the Advisory Agreement, and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein;

+ Operating expenses (including transfer agency expenses) to be paid to third parties; and

+  Information to be provided to investors, including the Fund's shareholders.

In evaluating the Advisory Agreement between the Fund and Eaton Vance, the Special Committee reviewed material furnished by Eaton Vance at the initial Board meeting held on October 17, 2005, including the above referenced considerations and information relating to the education, experience and number of investment professionals and other personnel who would provide services under the Advisory Agreement. The Special Committee also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Fund and concluded that the human resources available at Eaton Vance were appropriate to fulfill effectively the duties of the Adviser on behalf of the Fund. The Special Committee also considered the business reputation of the Adviser, its financial resources and professional liability insurance coverage and concluded that Eaton Vance would be able to meet any reasonably foreseeable obligations under the Advisory Agreement.

The Special Committee received information concerning the investment philosophy and investment process to be applied by Eaton Vance in managing the Fund. In this regard, the Special Committee considered Eaton Vance's in-house research capabilities as well as other resources available to Eaton Vance personnel, including research services that may be available to Eaton Vance as a result of securities transactions effected for the Fund and other investment advisory clients. The Special Committee concluded that Eaton Vance's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objective and policies.

In addition to the factors mentioned above, the Special Committee also reviewed the level of the Adviser's profits in respect of the management of the Eaton Vance funds, including the Fund. The Special Committee considered the other profits realized by Eaton Vance and its affiliates in connection with the operation of the Fund. The Special Committee also considered profit margins of Eaton Vance in comparison with available industry data. In addition, the Special Committee considered the fiduciary duty assumed by the Adviser in connection with the service rendered to the Fund and the business reputation of the Adviser, its financial resources and its professional liability insurance coverage.

The Special Committee did not consider any single factor as controlling in determining whether or not to approve the Advisory Agreement. Nor are the items described herein all encompassing of the matters considered by the Special Committee. In assessing the information provided by Eaton Vance, and their affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of all factors that it deemed material and assisted by the advice of its independent counsel, the Special Committee concluded that the approval of the Advisory Agreement,

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS

--------------------------------------------------------------------------------

including the fee structure (described herein) is in the interests of shareholders. The Special Committee also considered that the Adviser would enter into a Structuring Fee Agreement with UBS Securities LLC, whereby the Adviser (and not the Fund) would pay UBS Securities LLC for advice relating to the structure and design of the Fund and the organization of the Fund as well as services related to the sale and distribution of the Fund's shares.

SHARE OWNERSHIP
The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and all Eaton Vance Funds overseen by the Trustee as of December 31, 2005.

                                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                               DOLLAR RANGE OF         SECURITIES OWNED IN ALL REGISTERED
                                             EQUITY SECURITIES           FUNDS OVERSEEN BY TRUSTEE IN THE
NAME OF TRUSTEE                              OWNED IN THE FUND                   EATON VANCE FUND COMPLEX
---------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
  James B. Hawkes........................          None                          over $100,000
INDEPENDENT TRUSTEES
  Benjamin C. Esty.......................          None                          over $100,000
  Samuel L. Hayes, III...................          None                          over $100,000
  William H. Park........................          None                          over $100,000
  Ronald A. Pearlman.....................          None                          over $100,000
  Norton H. Reamer.......................          None                          over $100,000
  Lynn A. Stout..........................          None                          over $100,000*
  Ralph F. Verni.........................          None                          over $100,000*

------------

* Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

As of December 31, 2005, no independent Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD, or any person controlling, controlled by or under common control with EVC, EVD.

During the calendar years ended December 31, 2004 and December 31, 2005, no independent Trustee (or their immediate family members) had:

1. Any direct or indirect interest in Eaton Vance, EVC, EVD, or any person controlling, controlled by or under common control with EVC, EVD;

2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD, (iii) EVC, EVD, (iv) a person controlling, controlled by or under common control with EVC, EVD; or (v) an officer of any of the above; or

3. Any direct or indirect relationship with (i) the Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD, (iii) EVC, EVD, or; (iv) a person controlling, controlled by or under common control with EVC, EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2004 and December 31, 2005 no officer of EVC, EVD, or any person controlling, controlled by or under common control with EVC, EVD, served on the Board of Directors of a company where an independent Trustee of the Fund or any of their immediate family members served as an officer.

--------------------------------------------------------------------------------
 18

TRUSTEES AND OFFICERS

--------------------------------------------------------------------------------

Trustees of the Fund who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his or her deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. The Fund does not have a retirement plan for its Trustees.

The fees and expenses of the Trustees of the Fund are paid by the Fund. (A Trustee of the Fund who is a member of the Eaton Vance organization receives no compensation from the Fund.) For the Fund's fiscal year ending April 30, 2007, it is anticipated that the Trustees of the Fund will earn the following compensation in their capacities as Trustees. For the year ended December 31, 2005, the Trustees earned the compensation set forth below in their capacities as Trustees from the funds in the Eaton Vance fund complex(1).

SOURCE OF COMPENSATION     BENJAMIN C.    SAMUEL L.   WILLIAM H.      RONALD A.   NORTON H.     LYNN A.      RALPH F.
OF INDEPENDENT TRUSTEES         ESTY**   HAYES, III         PARK       PEARLMAN      REAMER       STOUT       VERNI**
---------------------------------------------------------------------------------------------------------------------
Fund*....................   $  1,254      $  2,035     $  1,215(2)    $  1,209    $  1,285     $  1,282(3)   $  1,246(4)
Fund Complex(1)..........   $180,000      $271,248     $180,000(5)    $180,000    $190,000     $190,000(6)   $180,000(7)

------------

*   Estimated

** Mssers. Esty and Verni were elected on April 29, 2005 and thus the compensation figures listed for the Fund Complex reflect amounts they would have received if they had been Trustees for the full calendar year.

(1) As of August 1, 2006, the Eaton Vance fund complex consisted of 166 registered investment companies or series thereof.

(2)  Includes $1,215 of deferred compensation

(3)  Includes $355 of deferred compensation

(4)  Includes $623 of deferred compensation

(5)  Includes $141,806 of deferred compensation

(6)  Includes $45,000 of deferred compensation

(7)  Includes $60,000 of deferred compensation

PROXY VOTING POLICY. The Fund is subject to the Eaton Vance Funds Proxy Voting Policy and Procedures, pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser and adopted the Adviser's proxy voting policies and procedures (the "Policies") which are attached as Appendix B to this SAI. The Trustees will review the Fund's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund's shareholders and the Adviser or any of its affiliates or any affiliate of the Fund, the Adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of the Fund, except as contemplated under the Fund Policy. The Board's Special Committee will instruct the Adviser on the appropriate course of action.

Information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investment advisory and other services

Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. They maintain a large staff of experienced fixed-income, senior loan and equity investment professionals to service the needs of their clients. The fixed-income group focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The senior loan group focuses on senior floating rate loans, unsecured loans and other floating rate debt securities such as notes, bonds and asset backed securities. The equity group covers stocks ranging from blue chip to emerging growth companies. Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts.

The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by Eaton Vance under the Advisory Agreement or Administration Agreement. Such costs and expenses to be borne by the Fund include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws; stock exchange listing fees and governmental fees; rating agency fees and preferred share remarketing expenses; expenses of reports to shareholders, proxy statements and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Fund shares; and investment advisory and administration fees. The Fund will also bear expenses incurred in connection with any litigation in which the Fund is a party and any legal obligation to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

The Advisory Agreement with the Adviser continues in effect to October 17, 2007 and from year to year so long as such continuance is approved at least annually
(i) by the vote of a majority of the independent Trustees of the Fund or of the Adviser cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Fund or by vote of a majority of the outstanding interests of the Fund. The Fund's Administration Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Fund's Trustees. Each agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Trustees of the Fund or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Fund. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of Eaton Vance, Eaton Vance shall not be liable to the Fund for any loss incurred, to the extent not covered by insurance.

Pursuant to an investment advisory agreement between the Adviser and the Fund, the Fund has agreed to pay an investment advisory fee, payable on a monthly basis, at an annual rate of 0.75% of the average daily gross assets of the Fund. Gross assets of the Fund shall be calculated by deducting accrued liabilities of the Fund not including the amount of any preferred shares outstanding or the principal amount of any indebtedness for money borrowed. Eaton Vance has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% of average daily total assets of the Fund for the first 5 full years of the Fund's operations, 0.15% of average daily total assets of the Fund in year 6, 0.10% in year 7 and 0.05% in year 8. For this purpose, total assets shall be

--------------------------------------------------------------------------------
 20

INVESTMENT ADVISORY AND OTHER SERVICES

--------------------------------------------------------------------------------

calculated by deducting accrued liabilities of the Fund not including the amount of any Preferred Shares outstanding or the principal amount of any indebtedness for money borrowed. Without the reimbursement, total net annual expenses would be estimated to be 2.28% of average daily net assets (or, assuming no issuance of Preferred Shares or borrowings, 0.94% of average daily net assets) attributable to Common Shares. Eaton Vance may voluntarily reimburse additional fees and expenses but is under no obligation to do so. Any such voluntary reimbursements may be terminated at any time.

Eaton Vance is a business trust organized under Massachusetts law. EV serves as trustee of Eaton Vance. Eaton Vance and EV are wholly-owned subsidiaries of EVC, a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., Ann E. Berman, John G.L. Cabot, Leo I. Higdon, Jr., Vincent M. O'Reilly, Dorothy E. Puhy and Winthrop H. Smith, Jr. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Cynthia J. Clemson, Alan R. Dynner, Michael R. Mach, Robert B. Macintosh, Thomas M. Metzold, Scott H. Page, Duncan W. Richardson, G. West Saltonstall, Judith A. Saryan, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization," all of the officers of the Fund (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such banks.

PORTFOLIO MANAGERS. The portfolio managers of the Fund are Scott H. Page, Payson F. Swaffield, and Michael Weilheimer. Each portfolio manager manages other investment companies and/or investment accounts in addition to the Fund. The following tables show, as of March 31, 2006, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to

--------------------------------------------------------------------------------

INVESTMENT ADVISORY AND OTHER SERVICES

--------------------------------------------------------------------------------

which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

                                                                          NUMBER OF    TOTAL ASSETS OF
                                                                          ACCOUNTS        ACCOUNTS
                                             NUMBER                       PAYING A        PAYING A
                                               OF      TOTAL ASSETS OF   PERFORMANCE     PERFORMANCE
                                            ACCOUNTS      ACCOUNTS*          FEE            FEE*
------------------------------------------------------------------------------------------------------
SCOTT H. PAGE
  Registered Investment Companies**.......        12   $      14,028.1             0   $             0
  Other Pooled Investment Vehicles........         5   $       2,953.3             4   $       1,191.4
  Other Accounts..........................         3   $       2,484.6             0   $             0
PAYSON F. SWAFFIELD
  Registered Investment Companies**.......        12   $      14,028.1             0   $             0
  Other Pooled Investment Vehicles........         5   $       2,953.3             4   $       1,191.4
  Other Accounts..........................         3   $       2,484.6             0   $             0
MICHAEL WEILHEIMER
  Registered Investment Companies**.......         5   $       8,500.7             0   $             0
  Other Pooled Investment Vehicles........         0   $             0             0   $             0
  Other Accounts..........................         7   $         644.8             0   $             0

------------

 * In millions of dollars.

** For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

None of the portfolio managers beneficially owned shares of the Fund as of the date of this SAI. As of December 31, 2005, Scott Page and Michael Weilheimer each beneficially owned over $1,000,000 and Payson Swaffield beneficially owned between $500,000-$1,000,000 of funds in the Eaton Vance Fund Complex.

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts for which the Fund manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.

COMPENSATION STRUCTURE. Compensation of the Adviser's portfolio managers and other investment professionals has three primary components: (1) a base salary,
(2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC's nonvoting common stock and/or restricted shares of EVC's nonvoting common stock. The Adviser's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the Adviser's employees. Compensation of the Adviser's investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in

--------------------------------------------------------------------------------
 22

INVESTMENT ADVISORY AND OTHER SERVICES

--------------------------------------------------------------------------------

base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.

METHOD TO DETERMINE COMPENSATION. The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year-end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, emphasis is normally placed on three-year performance, with consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund's success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers' performance in meeting them.

The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The Adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the Adviser's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

CODE OF ETHICS
The Adviser and the Fund have adopted a Code of Ethics governing personal securities transactions. Under the Code of Ethics, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to certain pre-clearance and reporting requirements and other procedures.

The Code of Ethics can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:/www.sec.gov); or, upon payment of copying fees, by writing the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

INVESTMENT ADVISORY SERVICES
Under the general supervision of the Fund's Board of Trustees, Eaton Vance will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or

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INVESTMENT ADVISORY AND OTHER SERVICES

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exchanged, and will implement such determinations. Eaton Vance will furnish to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render investment services to the Fund, and will also compensate all other Eaton Vance personnel who provide research and investment services to the Fund.

ADMINISTRATIVE SERVICES
Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board of Trustees. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render executive and administrative services to the Fund, and will also compensate all other Eaton Vance personnel who perform management and administrative services for the Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Trustees and shareholders' meetings, providing services in connection with quarterly repurchase offers and other administrative services necessary to conduct the Fund's business.

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

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Determination of net asset value

The net asset value per Common Share of the Fund is determined no less frequently than weekly, generally on the last day of the week that the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per Common Share is determined by IBT, in the manner authorized by the Trustees of the Fund. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities by the number of shares outstanding.

The Trustees of the Fund have established the following procedures for fair valuation of the Fund's assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, at the mean between the last bid and asked prices.

The Adviser and the Valuation Committee may implement new pricing methodologies or expand mark-to-market valuation of debt securities whose market prices are not readily available in the future, which may result in a change in the Fund's net asset value per share. The Fund's net asset value per share will also be affected by fair value pricing decisions and by changes in the market for such debt securities. In determining the fair value of a debt security, the Adviser will consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the debt security, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the debt security, the terms and conditions of the debt security and any related agreements, and the position of the debt security in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the debt security, including price quotations for and trading in the debt security and interests in similar debt securities and the market environment and investor attitudes towards the debt security and interests in similar debt securities;
(v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the debt security; and (vi) general economic and market conditions affecting the fair value of the debt security. The fair value of each debt security is reviewed and approved by the Adviser's Valuation Committee and the Fund's Trustees.

The Adviser uses an independent pricing service to value most loans, and other debt securities at their market value. The Adviser may use the fair value method to value loans or other securities if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.

The Trustees have approved and monitor the procedures under which Senior Loans are valued. Senior Loans that meet certain criteria and are deemed to have prices that are readily available and reliable are valued by an independent pricing service. Other Senior Loans are valued at their fair value by the

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DETERMINATION OF NET ASSET VALUE
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investment adviser. In connection with determining the fair value of a Senior
Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on its assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include, but are not limited to (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of, among other things, its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the Agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by Eaton Vance that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by Eaton Vance that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Portfolio's Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Non-loan holdings (other than certain pooled investment vehicles and debt securities, including short term obligations) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the average of the last quoted bid price and asked price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Marketable

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 26
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DETERMINATION OF NET ASSET VALUE
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securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation.

Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. OTC options are valued at the mean between the bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. Mortgage-backed "pass-through" securities are valued through use of an independent matrix pricing system applied by the Adviser which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates provided by dealers. Securities for which there is no such quotation or valuation and all other assets are valued at fair value as determined in good faith by or at the direction of the Fund's Trustees.

The Fund will value its investments in private investment funds at fair value. As a general matter, the fair value of the Fund's interest in a private investment fund will represent the amount that the Fund could reasonably expect to receive from the private investment fund or from a third party if the Fund's interest were redeemed or sold at the time of valuation, based on information available at the time the valuation is made and that the Fund reasonably believes to be reliable. In accordance with these procedures, fair value as of each fiscal period end ordinarily will be the value determined as of such fiscal period end for each private investment fund in accordance with such fund's valuation policies and reported to the Fund by the fund or its manager at the time of such valuation. The values provided by the private investment funds will ordinarily be reviewed by the Adviser. The Fund may not have a private investment fund's reported valuation as of a particular fiscal period end--if, for example, a private investment fund does not report a fiscal period end value to the Fund on a timely basis. In such cases, the Fund would determine the fair value of its investment therein based on any relevant information available at the time of valuation, including the most recent value reported by the private investment fund.

When investing in any private investment fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the private investment fund. As a general matter, such review will include a determination of whether the private investment fund utilizes market values when available, and otherwise utilizes principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Fund's Board provide that the Adviser will review the valuations provided by private investment fund managers, neither the Adviser nor the Fund's Board will be able to confirm independently the accuracy of valuation calculations provided by the managers.

The Fund's valuation procedures require the Fund and the Adviser to consider relevant information available at the time that the Fund values its investment. The Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by a private investment fund's manager does not represent the fair value of the Fund's interests therein. Although redemptions of interests in private investment funds are usually subject to advance notice requirements, private investment funds will typically make available net asset value information to their investors which represents the price at which, even in the absence of redemption activity, the private investment fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific

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                                                                              27
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DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

transaction activity in interests in a particular private investment fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Consistent with industry practice, the Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular private investment fund. In other cases, as when a private investment fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in private investment fund interests, the Fund may determine that it is appropriate to apply a discount to the net asset value of the private investment fund. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by private investment funds and managers thereof may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of private investment funds are subject to audit by the funds' independent auditors, and may be revised as a result of such audits. Other adjustments may occur from time to time. Any material adjustments in the valuations of private investment funds will be reflected in the Fund's net asset values for the relevant periods. The procedures approved by the Board provide that, where deemed appropriate by the Adviser and/or the Board and consistent with the 1940 Act, investments in private investment funds may be valued at cost. Cost would be used only when determined to best approximate the fair value of the particular investment under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund's investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the valuation policies utilized by the Adviser are fair and consistent with applicable regulatory guidelines.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for an asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser and/or the Board will reevaluate its fair value methodology to determine what, if any, adjustments should be made to the methodology.

Generally, trading in the foreign securities owned by the Fund is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund generally are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value (unless the Fund deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). The Fund may rely on an independent fair valuation service in making any such adjustment. Foreign securities and currency held by the Fund will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

All other securities and holdings are valued at fair value as determined in good faith by or at the direction of the Trustees.

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Portfolio trading

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by the Adviser. The Adviser is also responsible for the execution of transactions for all other accounts managed by it. The Adviser places the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many firms. The Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services, the value of the brokerage and research services provided, the responsiveness of the firm to the Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

The Fund will acquire Senior Loans from major international banks, selected domestic regional banks, insurance companies, finance companies and other financial institutions. In selecting financial institutions from which Senior Loans may be acquired, the Adviser will consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While these financial institutions are generally not required to repurchase Senior Loans which they have sold, they may act as principal or on an agency basis in connection with their sale by the Fund.

Other fixed income obligations which may be purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. The Fund may also purchase fixed income and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.

Although spreads or commissions paid on portfolio security transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Adviser's clients in part for providing brokerage and research services to the Adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of that

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PORTFOLIO TRADING
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particular transaction or on the basis of overall responsibilities which the
Adviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer ("Third Party Research Services"). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an Adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the Adviser. The Adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the Adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the Adviser. For example, the Adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the Adviser is referred to herein as the "Third Party Research Services Payment Ratio."

Consistent with the foregoing practices, the Adviser receives Research Services from many broker-dealer firms with which the Adviser places the Fund's transactions and from third parties with which these broker-dealers have arrangements. The Fund and the Adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the Adviser in connection with its investment responsibilities.

Research Services received by the Advisers may include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities market, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, databases and services. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Fund is not reduced because the Adviser receives such

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PORTFOLIO TRADING
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Research Services. The Adviser evaluates the nature and quality of the various
Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

In the event that the Adviser executes Fund securities transactions with a broker-dealer and the associated commission is consideration for Third Party Research Services (as described above), the Adviser has agreed to reduce the advisory fee payable by the Fund by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services ("Proprietary Research Services"). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the independent cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Fund will not be reduced in connection with the receipt of Proprietary Research Services by the Adviser.

The investment companies sponsored by the Adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Directors or Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the Adviser. Such companies may also pay cash for such information.

Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the Adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

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                                                                              31
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Taxes

The following discussion of federal income tax matters is based on the advice of Kirkpatrick & Lockhart Nicholson Graham LLP, counsel to the Fund.

The following is a summary discussion of the material U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of the APS of the Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations (possibly with retroactive effect). No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

    (i) The Fund must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in "qualified publicly traded partnerships" (as defined in the Code).

    (ii) The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more "qualified publicly traded partnerships" (as defined in the Code).

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders provided that it distributes each taxable year at least the sum of
(i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed

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deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

Gain or loss on the sales of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss. If the Fund has capital loss carryforwards, distributions derived from capital gains in the Fund's portfolio may constitute ordinary income, rather than capital gains, to shareholders.

In order to avoid incurring a 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (and not taking into account any capital gain or loss) for such year, (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. While the Fund intends to distribute any ordinary income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in The Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Distributions paid by the Fund from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Fund's current or accumulated earnings and profits. For purposes of determining whether distributions are out of the Fund's current or accumulated earnings and profits, the Fund's earnings and profits will be allocated first to the Fund's Preferred Shares, including the APS, and then to the Fund's Common Shares. Under current law, certain ordinary income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund Shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the Common Shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, "qualified dividend income"means dividends received by the Fund from certain United States corporations and "qualified foreign corporations," provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends do not constitute qualified dividend income. Any dividends received by the Fund from REITs are qualified dividend income eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends paid by RICs generally apply to taxable years beginning before January 1, 2011. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully

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taxable at ordinary income tax rates unless further Congressional action is taken. There can be no assurance that a portion of the Fund's income distributions will not be fully taxable as ordinary income.

Subject to certain exceptions, a "qualified foreign corporation" is any foreign corporation that is either (i) incorporated in a possession of the United States (the "possessions test"), or (ii) eligible for benefits of a comprehensive income tax treaty with the United States, which the Secretary of the Treasury determines is satisfactory for these purposes and which includes an exchange of information program (the "treaty test"). The Secretary of the Treasury has currently identified tax treaties between the United States and 52 other countries that satisfy the treaty test. Subject to the same exceptions, a foreign corporation that does not satisfy either the possessions test or the treaty test will still be considered a "qualified foreign corporation" with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. The Treasury Department has issued a notice stating that common or ordinary stock, or an American Depositary Receipt in respect of such stock, is considered readily tradable on an established securities market in the Unites States if it is listed on a national securities exchange that is registered under section 6 of the Securities Exchange Act of 1934, as amended, or on the Nasdaq Stock Market. A qualified foreign corporation does not include any foreign corporation which for the taxable year of the corporation in which the dividend is paid, or the preceding taxable year, is a foreign personal holding company, a foreign investment company or a passive foreign investment company.

A dividend (whether paid in cash or reinvested in additional Fund shares) will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes exdividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

The Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Any such recognition of income without a corresponding distribution to the Fund might prevent the Fund from distributing 90% of its investment company taxable income, thus causing it to incur Fund-level federal income taxation on all of its income. It also might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the 4% excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make required distributions to its shareholders.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The tax laws

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TAXES
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are not entirely clear regarding the federal income tax consequences of the
Fund's taking certain positions in connection with ownership of such distressed securities. For example, federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, in the event that it invests in such debt securities, in order to seek to preserve its status as a RIC and to avoid becoming subject to U.S. federal income or excise tax.

Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., on obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

The Fund's investments in options, futures contracts, hedging transactions, forward contracts, other derivative instruments (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund may be required to limit its activities in options, futures contracts and other derivative instruments in order to enable it to maintain its RIC status. The Fund will monitor its transactions and make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

The Fund believes that its investment strategies, including its investments in deposits of banks, bonds and other debt obligations in foreign denominated currencies and positions in foreign currencies, will generate qualifying income for RIC purposes under current federal income tax law. However, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a fund's business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund's foreign currency gains as non-qualifying income, which may affect the Fund's status as a RIC for all years to which such regulations are applicable.

Foreign currency gain or loss recognized by the Fund on non-U.S.
dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined in the Code) generally will be treated as ordinary income and loss.

Any loss realized by a shareholder upon the sale or exchange of Fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain

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distributions received with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquires other substantially identical shares (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made. Dividends paid out of the Fund's investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits. Dividends paid with respect to the APS generally will not constitute "qualified dividend income" for federal income tax purposes and thus will not be eligible for the favorable long-term capital gains tax rates.

Shareholders may be entitled to offset their capital gain dividends (but not distributions eligible for qualified dividend income treatment, if any) with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisers.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign issuers, the Fund will be eligible to, and may, file an election with the Internal Revenue Service (the "IRS") that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such shareholder's own income from those sources, and (3) could either deduct the foreign taxes deemed paid in computing taxable income or,

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alternatively, use the foregoing information in calculating the foreign tax credit against federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the complicated foreign tax credit limitation, in which event such individual would be able to claim a foreign tax credit without needing to file the detailed Form 1116 that otherwise is required.

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain--which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax--even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the IRS as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the gross proceeds of sales of shares, at the current rate of 28%. An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The Fund will designate dividends paid out of the Fund's current or

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                                                                              37
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accumulated earnings and profits to holders of Common Shares and to holders of
Preferred Shares, including the APS, in accordance with each class's proportionate share of each item of Fund income (such as net capital gains and other taxable income). A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class. Distributions in excess of the Fund's current and accumulated earnings and profits, if any, will not be allocated proportionately among the holders of Common Shares and holders of Preferred Shares, including the APS. Since the Fund's current and accumulated earnings and profits will first be used to pay dividends on its Preferred
Shares, including the APS, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.

Although the matter is not free from doubt, due to the absence of direct regulatory or judicial authority, in the opinion of Kirkpatrick & Lockhart Nicholson Graham LLP, counsel to the Fund, under current law the manner in which the Fund intends to allocate items of ordinary income, net capital gain and qualified dividend income among the Fund's Common Shares and its Preferred Shares, including the APS, will be respected for federal income tax purposes. It is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gain or other taxable income.

If at any time when APS are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of Common Shares until the asset coverage is restored. Such a suspension may prevent the Fund from distributing at least 90% of the sum of its investment company taxable income and certain other income and may, therefore, jeopardize the Fund's qualification for taxation as a RIC, or may prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the 4% excise tax. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may redeem APS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify for treatment as a RIC. There can be no assurance, however, that any such action would achieve that objective.

STATE AND LOCAL TAXES
Shareholders should consult their own tax advisers as the federal, state or local tax consequences of investing in the Fund.

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

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Other information

The Fund is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares. In conformity with the requirements of Section 16(c) of the 1940 Act the Fund will assist such shareholders by providing information as reasonably requested regarding other Fund shareholders.

The Fund's Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

Independent registered public accounting firm

Deloitte & Touche LLP, Boston, Massachusetts is the independent registered public accounting firm for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

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                                                                              39

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of the
Eaton Vance Credit Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Credit Opportunities Fund (the "Fund") as of May 9, 2006 and the related statement of operations for the period from October 5, 2005 (date of organization) through May 9, 2006. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eaton Vance Credit Opportunities Fund as of May 9, 2006, and the results of its operations for the period from October 5, 2005 (date of organization) through May 9, 2006 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts

May 10, 2006

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

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Eaton Vance Credit Opportunities Fund

STATEMENT OF ASSETS AND LIABILITIES
AS OF MAY 9, 2006

ASSETS
  Cash......................................................  $100,000
  Offering costs............................................   500,000
  Receivable from Adviser...................................    15,500
                                                              --------
  Total assets..............................................  $615,500
                                                              ========
LIABILITIES
  Accrued offering costs....................................  $500,000
  Accrued organizational costs..............................    15,500
                                                              --------
  Total liabilities.........................................  $515,500
                                                              ========
Net assets applicable to 5,000 common shares of beneficial
  interest issued and outstanding...........................  $100,000
                                                              ========
NET ASSET VALUE AND OFFERING PRICE PER SHARE................  $  20.00
                                                              ========

STATEMENT OF OPERATIONS
PERIOD FROM OCTOBER 5, 2005 (DATE OF ORGANIZATION) THROUGH MAY 9, 2006

INVESTMENT INCOME...........................................  $     --
                                                              --------
EXPENSES
  Organization costs........................................  $ 15,500
  Expense reimbursement.....................................  $(15,500)
                                                              --------
     Net expenses...........................................  $     --
                                                              --------
NET INVESTMENT INCOME.......................................  $     --
                                                              ========

                       See notes to financial statements.

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                                                                              41

Notes to financial statements

NOTE 1:  ORGANIZATION

The Eaton Vance Credit Opportunities Fund (the "Fund") was organized as a Massachusetts business trust on October 5, 2005, and has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 5,000 common shares to Eaton Vance Management (the "Adviser"), the Fund's Investment Adviser.

Eaton Vance Management, or an affiliate, has agreed to reimburse all organizational costs, estimated at approximately $15,500. Eaton Vance Management, or an affiliate, directly provided certain organizational services to the Fund at no expense. The costs of such services are not material.

Eaton Vance Management, or an affiliate, has agreed to pay all offering costs (other than sales loads) that exceed $0.04 per common share. The total estimated fund offering costs are $535,250, of which the Fund would pay $500,000 and Eaton Vance Management would pay $35,250 based on such estimate.

The Fund is a newly organized, diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income with a secondary objective of capital appreciation.

NOTE 2:  ACCOUNTING POLICIES

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates. Actual results may differ from those estimates.

The Fund's share of offering costs will be recorded within paid in capital as a reduction of the proceeds from the sale of common shares upon the commencement of Fund operations. The offering costs reflected above assume the sale of 12,500,000 common shares or $238,750,000 after taking account of the Fund's sales load.

NOTE 3:  INVESTMENT ADVISORY AGREEMENT

Pursuant to an investment advisory agreement between the Adviser and the Fund, the Fund has agreed to pay an investment advisory fee, payable on a monthly basis, at an annual rate of 0.75% of the average daily gross assets of the Fund. Gross assets of the Fund shall be calculated by deducting accrued liabilities of the Fund not including the amount of any preferred shares outstanding or the principal amount of any indebtedness for money borrowed.

Eaton Vance has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% of average daily total assets of the Fund for the first 5 full years of the Fund's operations, 0.15% of average daily total assets of the Fund in year 6, 0.10% in year 7 and 0.05% in year 8. This reimbursement is exclusive of the Fund's organizational and offering costs.

NOTE 4:  FEDERAL INCOME TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments.

--------------------------------------------------------------------------------
 42

Portfolio of investments (unaudited) as of June 30, 2006

SENIOR, FLOATING RATE INTERESTS--52.1% (1)

                                                             PRINCIPAL
BORROWER/TRANCHE DESCRIPTION                                   AMOUNT             VALUE
-------------------------------------------------------------------------------------------
AIR TRANSPORT--0.8%
UNITED AIRLINES, INC.
Term Loan, 8.63%, Maturing February 1, 2012...............   $  875,000             884,935
Term Loan, 9.13%, Maturing February 1, 2012...............      125,000             126,419
                                                                               ------------
                                                                               $  1,011,354
                                                                               ============
AUTOMOTIVE--2.3%
DURA OPERATING CORP.
Term Loan, 8.95%, Maturing May 3, 2011....................   $1,000,000           1,015,000
GOODYEAR TIRE & RUBBER CO.
Term Loan, 8.70%, Maturing March 1, 2011..................    1,000,000           1,011,125
R.J. TOWER CORP.
DIP Revolving Loan, 8.25%, Maturing February 2, 2007......    1,000,000           1,013,646
                                                                               ------------
                                                                               $  3,039,771
                                                                               ============
BEVERAGE AND TOBACCO--1.5%
LE-NATURE'S, INC.
Term Loan, 7.90%, Maturing June 23, 2010..................   $1,000,000           1,010,625
SUNNY DELIGHT BEVERAGES CO.
Term Loan, 11.13%, Maturing August 20, 2010...............    1,000,000             990,000
                                                                               ------------
                                                                               $  2,000,625
                                                                               ============
BUILDING AND DEVELOPMENT--1.5%
TRU 2005 RE HOLDING CO.
Term Loan, 8.11%, Maturing December 9, 2008...............   $1,000,000             993,125
UNITED SUBCONTRACTORS, INC.
Term Loan, 11.95%, Maturing May 27, 2013..................    1,000,000           1,000,000
                                                                               ------------
                                                                               $  1,993,125
                                                                               ============
BUSINESS EQUIPMENT AND SERVICES--4.7%
AFFINION GROUP, INC.
Term Loan, 7.92%, Maturing October 17, 2012...............   $2,000,000           2,011,876
AUDATEX NORTH AMERICA, INC.
Term Loan, 8.28%, Maturing January 13, 2013...............    1,000,000EUR        1,308,485
QUINTILES TRANSNATIONAL CORP.
Term Loan, 9.50%, Maturing March 31, 2014.................    1,000,000           1,015,625
SUNGARD DATA SYSTEMS, INC.
Term Loan, 7.66%, Maturing February 11, 2013..............    2,000,000           2,009,166
                                                                               ------------
                                                                               $  6,345,152
                                                                               ============

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                             PRINCIPAL
BORROWER/TRANCHE DESCRIPTION                                   AMOUNT             VALUE
-------------------------------------------------------------------------------------------
CABLE AND SATELLITE TELEVISION--1.5%
CHARTER COMMUNICATIONS OPERATING, LLC
Term Loan, 7.76%, Maturing April 28, 2013.................   $2,006,209           2,012,552
                                                                               ------------
                                                                               $  2,012,552
                                                                               ============
CHEMICALS AND PLASTICS--3.0%
BRENNTAG HOLDING GMBH AND CO. KG
Term Loan, 11.43%, Maturing December 23, 2015.............   $2,000,000           2,036,876
ROCKWOOD SPECIALTIES GROUP, INC.
Term Loan, 7.13%, Maturing December 10, 2012..............    1,000,000           1,003,194
SOLUTIA, INC.
DIP Loan, 8.72%, Maturing March 31, 2007..................    1,000,000           1,009,375
                                                                               ------------
                                                                               $  4,049,445
                                                                               ============
CONGLOMERATES--2.2%
JOHNSON DIVERSEY, INC.
Term Loan, 7.63%, Maturing November 3, 2009...............   $1,000,000           1,008,625
POLYMER GROUP, INC.
Term Loan, 7.74%, Maturing November 22, 2012..............      997,494           1,002,481
RGIS HOLDINGS, LLC
Term Loan, 8.00%, Maturing February 15, 2013..............    1,000,000             999,375
                                                                               ------------
                                                                               $  3,010,481
                                                                               ============
CONTAINERS AND GLASS PRODUCTS--1.0%
JSG ACQUISITIONS
Term Loan, 5.55%, Maturing December 31, 2014..............   $  500,000EUR          649,714
Term Loan, 6.03%, Maturing December 31, 2014..............      500,000EUR          649,714
                                                                               ------------
                                                                               $  1,299,428
                                                                               ============
DRUGS--0.7%
WARNER CHILCOTT CORP.
Term Loan, 7.63%, Maturing January 12, 2012...............   $   24,387              24,494
Term Loan, 7.80%, Maturing January 12, 2012...............      121,934             122,468
Term Loan, 7.61%, Maturing January 18, 2012...............      214,269             215,340
Term Loan, 7.61%, Maturing January 18, 2012...............       98,986              99,481
Term Loan, 7.62%, Maturing January 18, 2012...............      531,749             534,408
                                                                               ------------
                                                                               $    996,191
                                                                               ============
ECOLOGICAL SERVICES AND EQUIPMENT--1.4%
PHS GROUP PIC
Term Loan, 7.02%, Maturing July 5, 2010...................   $  500,000             924,775
Term Loan, 7.52%, Maturing July 5, 2011...................      500,000             924,775
                                                                               ------------
                                                                               $  1,849,550
                                                                               ============

--------------------------------------------------------------------------------
 44

PORTFOLIO OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                             PRINCIPAL
BORROWER/TRANCHE DESCRIPTION                                   AMOUNT             VALUE
-------------------------------------------------------------------------------------------
ELECTRONICS/ELECTRICAL--4.1%
ASPECT SOFTWARE, INC.
Term Loan, 7.94%, Maturing September 22, 2010.............   $  625,000             626,172
INFOR GLOBAL SOLUTIONS
Term Loan, 12.05%, Maturing April 18, 2011................       17,093              17,360
Term Loan, 12.05%, Maturing April 18, 2011................       79,503              80,745
Term Loan, 12.05%, Maturing April 18, 2011................      131,975             134,037
Term Loan, 12.30%, Maturing April 18, 2012................    1,044,643           1,060,965
Term Loan, 12.30%, Maturing April 18, 2012................      626,786             636,579
NETWORK SOLUTIONS, LLC
Term Loan, 10.50%, Maturing January 9, 2012...............    1,000,000           1,012,500
OPEN SOLUTIONS, INC.
Term Loan, 11.78%, Maturing March 3, 2012.................      900,000             923,625
TELCORDIA TECHNOLOGIES, INC.
Term Loan, 7.73%, Maturing September 15, 2012.............    1,000,000             974,167
                                                                               ------------
                                                                               $  5,466,150
                                                                               ============
EQUIPMENT LEASING--0.7%
AWAS CAPITAL INC.
Term Loan, 11.50%, Maturing March 22, 2013................   $  990,363             997,791
                                                                               ------------
                                                                               $    997,791
                                                                               ============
FINANCIAL INTERMEDIARIES--0.8%
LPL HOLDINGS, INC.
Term Loan, 8.67%, Maturing June 30, 2013..................   $1,000,000           1,010,938
                                                                               ------------
                                                                               $  1,010,938
                                                                               ============
FOOD PRODUCTS--1.2%
PICARD SURGELES S.A.
Term Loan, 5.44%, Maturing June 4, 2014...................   $  500,000EUR          644,519
QCE FINANCE, LLC
Term Loan, 11.25%, Maturing November 5, 2013..............    1,000,000           1,016,563
                                                                               ------------
                                                                               $  1,661,082
                                                                               ============
FOOD/DRUG RETAILERS--1.5%
ROUNDY'S SUPERMARKETS, INC.
Term Loan, 8.23%, Maturing November 3, 2011...............   $1,000,000           1,007,604
THE JEAN COUTU GROUP (PJC), INC.
Term Loan, 7.63%, Maturing July 30, 2011..................      997,236             999,937
                                                                               ------------
                                                                               $  2,007,541
                                                                               ============

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                             PRINCIPAL
BORROWER/TRANCHE DESCRIPTION                                   AMOUNT             VALUE
-------------------------------------------------------------------------------------------
FOREST PRODUCTS--0.8%
GEORGIA PACIFIC CORP.
Term Loan, 8.30%, Maturing December 23, 2013..............   $1,000,000           1,009,663
                                                                               ------------
                                                                               $  1,009,663
                                                                               ============
HEALTHCARE--4.0%
HEALTHSOUTH CORP.
Term Loan, 8.52%, Maturing March 10, 2013.................   $2,000,000           2,002,322
MATRIA HEALTHCARE, INC.
Term Loan, 11.94%, Maturing January 19, 2007..............    2,000,000           2,030,000
MOINLYCKE CO.
Term Loan, 5.46%, Maturing November 4, 2013...............    1,000,000EUR        1,297,335
                                                                               ------------
                                                                               $  5,329,657
                                                                               ============
INDUSTRIAL EQUIPMENT--0.8%
AEARO TECHNOLOGIES, INC.
Term Loan, 11.96%, Maturing September 24, 2013............   $1,000,000           1,018,750
                                                                               ------------
                                                                               $  1,018,750
                                                                               ============
LEISURE GOODS/ACTIVITIES/MOVIES--0.7%
SIX FLAGS THEME PARKS, INC.
Term Loan, 7.32%, Maturing June 30, 2009..................   $1,000,000           1,006,429
                                                                               ------------
                                                                               $  1,006,429
                                                                               ============
LODGING AND CASINOS--3.7%
ALLIANCE GAMING CORP.
Term Loan, 8.43%, Maturing September 5, 2009..............   $2,000,000           2,007,084
GALA ELECTRIC CASINOS, LTD.
Term Loan, 7.76%, Maturing December 12, 2014..............    1,000,000GBP        1,872,438
RESORTS INTERNATIONAL HOLDINGS, LLC
Term Loan, 9.50%, Maturing April 26, 2012.................    1,000,000           1,008,250
                                                                               ------------
                                                                               $  4,887,772
                                                                               ============
NONFERROUS METALS/MINERALS--0.7%
MAGNUM COAL CO.
Term Loan, 8.60%, Maturing March 15, 2013.................   $   90,909              91,591
Term Loan, 8.75%, Maturing March 15, 2013.................      909,091             915,909
                                                                               ------------
                                                                               $  1,007,500
                                                                               ============

--------------------------------------------------------------------------------
 46

PORTFOLIO OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                             PRINCIPAL
BORROWER/TRANCHE DESCRIPTION                                   AMOUNT             VALUE
-------------------------------------------------------------------------------------------
OIL AND GAS--4.6%
COFFEYVILLE RESOURCES, LLC
Term Loan, 12.19%, Maturing June 24, 2013.................   $2,000,000           2,061,876
EL PASO CORP.
Term Loan, 8.25%, Maturing November 23, 2009..............    1,069,755           1,076,664
PRIMARY NATURAL RESOURCES, INC.
Term Loan, 8.25%, Maturing July 28, 2010(2)...............    2,000,000           1,996,200
TARGA RESOURCES, INC.
Term Loan, 7.33%, Maturing October 31, 2012...............      805,668             807,934
Term Loan, 7.75%, Maturing October 31, 2012...............      194,332             194,879
                                                                               ------------
                                                                               $  6,137,553
                                                                               ============
PUBLISHING--0.3%
GATEHOUSE MEDIA OPERATING, INC.
Term Loan, 7.39%, Maturing June 6, 2013...................   $  400,000             400,000
                                                                               ------------
                                                                               $    400,000
                                                                               ============
RADIO AND TELEVISION--0.8%
PATRIOT MEDIA AND COMMUNICATIONS CNJ, LLC
Term Loan, 10.15%, Maturing October 4, 2013...............   $1,000,000           1,024,375
                                                                               ------------
                                                                               $  1,024,375
                                                                               ============
RETAILERS (EXCEPT FOOD AND DRUG)--0.8%
PEP BOYS-MANNY, MOE & JACK, (THE)
Term Loan, 8.21%, Maturing January 27, 2011...............   $1,000,000           1,012,500
                                                                               ------------
                                                                               $  1,012,500
                                                                               ============
SURFACE TRANSPORT--0.7%
VANGUARD CAR RENTAL USA
Term Loan, 8.32%, Maturing June 14, 2013..................   $1,000,000           1,003,750
                                                                               ------------
                                                                               $  1,003,750
                                                                               ============
TELECOMMUNICATIONS--3.0%
CROWN CASTLE OPERATING CO.
Term Loan, 7.65%, Maturing June 1, 2014...................   $1,000,000           1,005,313
NTELOS, INC.
Term Loan, 7.60%, Maturing August 24, 2011................    1,000,000           1,000,000
TRITON PCS, INC.
Term Loan, 8.60%, Maturing November 18, 2009..............    1,000,000           1,006,375
WESTCOM CORP.
Term Loan, 11.79%, Maturing June 17, 2011.................    1,000,000           1,010,000
                                                                               ------------
                                                                               $  4,021,688
                                                                               ============

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                             PRINCIPAL
BORROWER/TRANCHE DESCRIPTION                                   AMOUNT             VALUE
-------------------------------------------------------------------------------------------
UTILITIES--2.3%
ASTORIA GENERATING CO.
Term Loan, 7.45%, Maturing February 23, 2013..............   $2,000,000           2,000,178
CALPINE CORP.
DIP Loan, 9.50%, Maturing February 27, 2008...............    1,095,745           1,113,094
                                                                               ------------
                                                                               $  3,113,272
                                                                               ============
TOTAL SENIOR, FLOATING RATE INTERESTS (IDENTIFIED COST $69,887,073)....        $ 69,724,085
                                                                               ============

CORPORATE BONDS & NOTES--21.1%

                                                             PRINCIPAL
                                                               AMOUNT
                                                               (000'S
SECURITY                                                      OMITTED)            VALUE
-------------------------------------------------------------------------------------------
AUTOMOTIVE--4.4%
ALTRA INDUSTRIAL MOTION, INC.
9.00%, 12/1/11............................................   $    1,000           1,010,000
FORD MOTOR CREDIT CO.
6.625%, 6/16/08...........................................        2,000           1,904,432
GENERAL MOTORS ACCEPTANCE CORP.
6.125%, 1/22/08...........................................        1,000             980,629
8.00%, 11/1/31............................................          105             101,187
TENNECO AUTOMOTIVE, INC., SERIES B
10.25%, 7/15/13...........................................        1,000           1,101,250
VISTEON CORP., SR. NOTES
7.00%, 3/10/14............................................        1,000             821,250
                                                                               ------------
                                                                               $  5,918,748
                                                                               ============
BUILDING AND DEVELOPMENT--0.1%
INTERLINE BRANDS INC., SR. SUB. NOTES
8.125%, 6/15/14...........................................   $       50              50,125
NORTEK, INC., SR. SUB NOTES
8.50%, 9/1/14.............................................           70              68,075
                                                                               ------------
                                                                               $    118,200
                                                                               ============
BUSINESS EQUIPMENT AND SERVICES--1.6%
EDUCATION MANAGEMENT, LLC, SR. SUB. NOTES
10.25%, 6/1/16(3).........................................   $    1,000           1,000,000
HERTZ CORP., SR. NOTES
8.875%, 1/1/14(3).........................................        1,070           1,102,100
SUNGARD DATA SYSTEMS, INC., SR. SUB. NOTES
10.25%, 8/15/15(3)........................................           34              35,317
                                                                               ------------
                                                                               $  2,137,417
                                                                               ============

--------------------------------------------------------------------------------
 48

PORTFOLIO OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                             PRINCIPAL
                                                               AMOUNT
                                                               (000'S
SECURITY                                                      OMITTED)            VALUE
-------------------------------------------------------------------------------------------
CABLE AND SATELLITE TELEVISION--0.8%
CABLEVISION SYSTEMS CORP., SR. NOTES, SERIES B, VARIABLE
  RATE
9.62%, 4/1/09.............................................   $       75              79,875
NATIONAL CABLE PLC
8.75%, 4/15/14............................................        1,000             997,500
                                                                               ------------
                                                                               $  1,077,375
                                                                               ============
CHEMICALS AND PLASTICS--0.4%
EQUISTAR CHEMICAL, SR. NOTES
10.625%, 5/1/11...........................................   $       40              43,150
INEOS GROUP HOLDINGS PLC
8.50%, 2/15/16(3).........................................   $      600             564,750
                                                                               ------------
                                                                               $    607,900
                                                                               ============
CLOTHING/TEXTILES--0.7%
OXFORD INDUSTRIES, INC., SR. NOTES
8.875%, 6/1/11............................................   $    1,000           1,005,000
                                                                               ------------
                                                                               $  1,005,000
                                                                               ============
ELECTRONICS/ELECTRICAL--0.2%
AVAGO TECHNOLOGIES FINANCE PTE, SR. NOTES
10.125%, 12/1/13(3).......................................   $       50              52,875
NORTEL NETWORKS LTD.
10.75%, 7/15/16(3)........................................           95              98,028
NORTEL NETWORKS LTD., VARIABLE RATE
9.73%, 7/15/11(3).........................................           95              96,900
                                                                               ------------
                                                                               $    247,803
                                                                               ============
FOOD PRODUCTS--0.8%
NUTRO PRODUCTS, INC., SR. NOTES, VARIABLE RATE
9.23%, 10/15/13(3)........................................   $    1,000           1,023,750
                                                                               ------------
                                                                               $  1,023,750
                                                                               ============
FOOD SERVICE--0.7%
NPC INTERNATIONAL, INC., SR. SUB. NOTES
9.50%, 5/1/14(3)..........................................   $    1,000             972,500
                                                                               ------------
                                                                               $    972,500
                                                                               ============

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                             PRINCIPAL
                                                               AMOUNT
                                                               (000'S
SECURITY                                                      OMITTED)            VALUE
-------------------------------------------------------------------------------------------
HEALTHCARE--1.7%
MULTIPLAN, INC., SR. SUB. NOTES
10.375%, 4/15/16(3).......................................   $    1,000           1,017,500
NATIONAL MENTOR HOLDINGS, SR. SUB. NOTES
11.25%, 7/1/14(3).........................................           70              71,575
TRIAD HOSPITALS INC., SR. NOTES
7.00%, 5/15/12............................................           70              70,000
TRIAD HOSPITALS INC., SR. SUB. NOTES
7.00%, 11/15/13...........................................           85              83,087
VWR INTERNATIONAL, INC., SR. SUB. NOTES
8.00%, 4/15/14............................................        1,000             976,250
                                                                               ------------
                                                                               $  2,218,412
                                                                               ============
INDUSTRIAL EQUIPMENT--0.1%
STEWART & STEVENSON, LLC, SR. NOTES
10.00%, 7/15/14(3)........................................   $       95              95,950
                                                                               ------------
                                                                               $     95,950
                                                                               ============
LEISURE GOODS/ACTIVITIES/MOVIES--1.8%
MARQUEE HOLDINGS, INC., SR. DISC. NOTES, (0.00% UNTIL
  2009)
12.00%, 8/15/14...........................................   $    2,000           1,437,500
SIX FLAGS THEME PARKS, INC., SR. NOTES
9.625%, 6/1/14............................................        1,000             915,000
                                                                               ------------
                                                                               $  2,352,500
                                                                               ============
LODGING AND CASINOS--1.4%
TRUMP ENTERTAINMENT RESORTS, INC.
8.50%, 6/1/15.............................................   $    2,000           1,932,500
                                                                               ------------
                                                                               $  1,932,500
                                                                               ============
OIL AND GAS--2.5%
ALLIS-CHALMERS ENERGY, INC., SR. NOTES
9.00%, 1/15/14(3).........................................   $    1,000           1,005,000
PETROHAWK ENERGY CORP., SR. NOTES
9.125%, 7/15/13(3)........................................        1,210           1,210,000
QUICKSILVER RESOURCES, INC.
7.125%, 4/1/16............................................           50              47,125
UNITED REFINING CO., SR. NOTES
10.50%, 8/15/12...........................................        1,000           1,040,000
                                                                               ------------
                                                                               $  3,302,125
                                                                               ============

--------------------------------------------------------------------------------
 50

PORTFOLIO OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                             PRINCIPAL
                                                               AMOUNT
                                                               (000'S
SECURITY                                                      OMITTED)            VALUE
-------------------------------------------------------------------------------------------
RADIO AND TELEVISION--1.6%
ADVANSTAR COMMUNICATIONS, INC.
10.75%, 8/15/10...........................................   $    2,005           2,160,387
                                                                               ------------
                                                                               $  2,160,387
                                                                               ============
RAIL INDUSTRIES--0.0%
KANSAS CITY SOUTHERN RAILWAY CO.
9.50%, 10/1/08............................................   $       35              36,838
                                                                               ------------
                                                                               $     36,838
                                                                               ============
RETAILERS (EXCEPT FOOD AND DRUG)--0.8%
NEIMAN MARCUS GROUP, INC., SR. NOTES
9.00%, 10/15/15(3)........................................   $    1,000           1,050,000
NEIMAN MARCUS GROUP, INC., SR. SUB. NOTES
10.375%, 10/15/15(3)......................................           20              21,350
                                                                               ------------
                                                                               $  1,071,350
                                                                               ============
TELECOMMUNICATIONS--1.4%
INTELSAT BERMUDA LTD.
9.25%, 6/15/16(3).........................................   $      120             124,500
INTELSAT BERMUDA LTD., SR. NOTES
11.25%, 6/15/16(3)........................................          275             283,250
INTELSAT LTD., SR. NOTES
5.25%, 11/1/08............................................        1,050             992,250
QWEST CAPITAL FUNDING, INC.
7.00%, 8/3/09.............................................           40              39,500
WINDSTREAM CORP., SR. NOTES
8.125%, 8/1/13(3).........................................          145             148,625
8.625%, 8/1/16(3).........................................          290             297,975
                                                                               ------------
                                                                               $  1,886,100
                                                                               ============
UTILITIES--0.1%
NRG ENERGY INC.
7.25%, 2/1/14.............................................   $       50              48,875
NRG ENERGY, INC., SR. NOTES
7.375%, 2/1/16............................................           25              24,438
                                                                               ------------
                                                                               $     73,313
                                                                               ============
TOTAL CORPORATE BONDS & NOTES (IDENTIFIED COST
  $28,431,572)............................................                     $ 28,238,168
                                                                               ============

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

CLOSED-END INVESTMENT COMPANIES--2.6%

SECURITY                                                       SHARES             VALUE
-------------------------------------------------------------------------------------------
First Trust/Four Corners Senior Floating Rate Income Fund
  II......................................................       56,948           1,016,522
Nuveen Floating Rate Income Opportunities.................       75,873           1,009,111
Nuveen Senior Income Fund.................................       44,369             357,614
Pioneer Floating Rate Trust...............................       54,466           1,022,327
Van Kampen Senior Income Trust............................        5,000              41,650
                                                                               ------------
TOTAL CLOSED-END INVESTMENT COMPANIES (IDENTIFIED COST,
  $3,419,542).............................................                     $  3,447,224
                                                                               ============

COMMERCIAL PAPERS--12.6%

PRINCIPAL    MATURITY
  AMOUNT       DATE     BORROWER                                         RATE       AMOUNT
---------------------------------------------------------------------------------------------
 2,801,000   07/05/06   Abbey National North America, LLC............   5.25%       2,799,366
 2,801,000   07/03/06   Alcoa, Inc. .................................   5.33%       2,800,170
 2,801,000   07/06/06   American General Finance Corp. ..............   5.25%       2,798,958
 2,801,000   07/03/06   HSBC Finance Corp. ..........................   5.29%       2,800,177
 2,801,000   07/11/06   Novartis Finance Corp. ......................   5.28%       2,796,892
 2,801,000   07/11/06   Sheffield Receivables Corp. .................   5.29%       2,796,884
                                                                                 ------------
                        TOTAL COMMERCIAL PAPERS (AT AMORTIZED COST
                        $16,792,447).................................            $ 16,792,447
                                                                                 ============

DISCOUNT NOTE AND TIME DEPOSITS--12.5%

PRINCIPAL    MATURITY
  AMOUNT       DATE     BORROWER                                         RATE       AMOUNT
---------------------------------------------------------------------------------------------
11,955,000   07/03/06   Federal Home Loan Mortgage Corp. Discount
                        Note.........................................   4.75%      11,951,845
 2,000,000   07/03/06   Investors Bank and Trust Company Time
                        Deposit......................................   5.30%       2,000,000
 2,801,000   07/03/06   Societe Generale Time Deposit................   5.281%      2,801,000
                                                                                 ------------
                        TOTAL DISCOUNT NOTE AND TIME DEPOSITS (AT
                        AMORTIZED COST $16,752,845)..................            $ 16,752,845
                                                                                 ------------
                        TOTAL INVESTMENTS--100.9% (IDENTIFIED COST
                        $135,283,479)................................            $134,954,769
                                                                                 ============
                        OTHER ASSETS, LESS LIABILITIES--(0.9)%.......            $ (1,199,509)
                                                                                 ============
                        NET ASSETS--100.0%...........................            $133,755,260
                                                                                 ============

------------
EUR--Euro

GBP--British Pound

(1) Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately

--------------------------------------------------------------------------------
 52

PORTFOLIO OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

     two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust.

(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the aggregate value of the securities is $10,271,945 or 7.7% of the net assets.

                       See notes to financial statements.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2006

ASSETS
  Investments, at value (identified cost, $135,283,479).....  $134,954,769
  Cash......................................................     3,407,466
  Receivable for investments sold...........................        20,050
  Receivable from the Investment Adviser....................        15,500
  Dividends and interest receivable.........................       722,106
                                                              ------------
TOTAL ASSETS................................................  $139,119,891
                                                              ============
LIABILITIES
  Payable for investments purchased.........................  $  4,873,485
  Payable for open forward foreign currency contracts.......       116,989
  Payable to affiliate for investment advisory fees.........        62,389
  Payable to affiliate for Trustees' fees...................         1,240
  Accrued expenses..........................................       310,528
                                                              ------------
TOTAL LIABILITIES...........................................  $  5,364,631
                                                              ============
NET ASSETS APPLICABLE TO 7,005,000 COMMON SHARES
  OUTSTANDING...............................................  $133,755,260
                                                              ============
SOURCES OF NET ASSETS
  Common Shares, $0.01 par value, unlimited number of shares
     authorized, 7,005,000 shares issued and outstanding....  $     70,050
  Additional paid-in capital................................   133,449,950
  Accumulated net realized gain.............................        37,687
  Accumulated undistributed net investment income...........       643,054
  Net unrealized depreciation...............................      (445,481)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $133,755,260
                                                              ============
NET ASSET VALUE PER COMMON SHARE
($133,755,260 / 7,005,000 COMMON SHARES ISSUED AND
  OUTSTANDING)..............................................  $      19.09
                                                              ============

                       See notes to financial statements.

--------------------------------------------------------------------------------
 54

FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE PERIOD ENDED JUNE 30, 2006(1)

INVESTMENT INCOME
  Interest..................................................  $  716,832
  Dividends.................................................      19,879
                                                              ----------
TOTAL INVESTMENT INCOME.....................................  $  736,711
                                                              ==========
EXPENSES
  Investment adviser fee....................................  $   85,075
  Trustees' fees and expenses...............................       1,240
  Organization expenses.....................................      15,500
  Legal and accounting services.............................      11,105
  Transfer and dividend disbursing agent fees...............       5,270
  Custodian fee.............................................       4,537
  Printing and postage......................................       3,701
  Miscellaneous.............................................       5,415
                                                              ----------
TOTAL EXPENSES..............................................  $  131,843
                                                              ==========
Deduct--
  Reduction of investment adviser fee.......................  $   22,686
  Expense reimbursement.....................................      15,500
                                                              ----------
TOTAL EXPENSE REDUCTIONS....................................  $   38,186
                                                              ==========
NET EXPENSES................................................  $   93,657
                                                              ==========
NET INVESTMENT INCOME.......................................  $  643,054
                                                              ==========
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)--
     Investment transactions (identified cost basis)........  $    1,160
     Foreign currency transactions and forward foreign
      currency exchange contracts...........................      36,527
                                                              ----------
NET REALIZED GAIN...........................................  $   37,687
                                                              ==========
  Change in unrealized appreciation (depreciation)--
     Investments (identified cost basis)....................  $ (328,710)
     Foreign currency and forward foreign currency exchange
      contract transactions.................................    (116,771)
                                                              ----------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)........  $ (445,481)
                                                              ==========
NET REALIZED AND UNREALIZED LOSS............................  $ (407,794)
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  235,260
                                                              ==========

------------
(1) For the period from the start of business, May 31, 2006, to June 30, 2006.

                       See notes to financial statements.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                 PERIOD ENDED
                                                                JUNE 30, 2006
                                                               (UNAUDITED)(1)
                                                               --------------
-----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
From operations--
  Net investment income.....................................    $    643,054
  Net realized gain from investment transactions, foreign
     currency and forward foreign currency exchange contract
     transactions...........................................          37,687
  Net change in unrealized appreciation (depreciation) from
     investments, foreign currency, and forward foreign
     currency exchange contracts............................        (445,481)
                                                                ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $    235,260
                                                                ============
Capital share transactions--
  Proceeds from sale of shares(2)...........................    $133,700,000
  Offering cost.............................................        (280,000)
                                                                ------------
NET INCREASE IN NET ASSETS FROM CAPITAL SHARE
  TRANSACTIONS..............................................    $133,420,000
                                                                ============
NET INCREASE IN NET ASSETS..................................    $133,655,260
                                                                ============
NET ASSETS
At beginning of period......................................    $    100,000
                                                                ------------
AT END OF PERIOD............................................    $133,755,260
                                                                ============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN
  NET ASSETS
AT END OF PERIOD............................................    $    643,054
                                                                ============

------------
(1)  For the period from the start of business, May 31, 2006, to June 30, 2006.

(2)  Proceeds from sales of shares net of sales load paid of $6,300,000.

                       See notes to financial statements.

--------------------------------------------------------------------------------
 56

FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a common share outstanding during the periods stated

                                                                PERIOD ENDED
                                                                JUNE 30, 2006
                                                              (UNAUDITED)(1)(2)
                                                              -----------------
-------------------------------------------------------------------------------
Net asset value--Beginning of period(3).....................      $ 19.100
                                                                  --------
INCOME (LOSS) FROM OPERATIONS
Net investment income.......................................      $  0.092
Net realized and unrealized loss............................        (0.062)
                                                                  --------
TOTAL INCOME FROM OPERATIONS................................      $  0.030
                                                                  ========
COMMON SHARE OFFERING COSTS.................................      $ (0.040)
                                                                  ========
NET ASSET VALUE--END OF PERIOD..............................      $ 19.090
                                                                  ========
MARKET VALUE--END OF PERIOD.................................      $ 19.400
                                                                  ========
TOTAL INVESTMENT RETURN ON NET ASSET VALUE(4)...............         (0.05)%
                                                                  ========
TOTAL INVESTMENT RETURN ON MARKET VALUE(4)..................          1.57%
                                                                  ========
RATIOS/SUPPLEMENTAL DATA+
Net assets end of period (000's omitted)....................      $133,755
  Net expenses..............................................          0.82%(5)
  Net investment income.....................................          5.67%(5)(6)
Portfolio Turnover..........................................             2%

------------
+ The operating expenses of the Fund reflect a reduction of the investment adviser fee and a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
  Expenses..................................................      1.16%(5)
  Net investment income.....................................      5.33%(5)(6)
Net investment income per share.............................    $0.086

(1)  For the period from the start of business May 31, 2006, to June 30, 2006.

(2) Net investment income per share was computed using average common shares outstanding.

(3) Net asset value at beginning of period reflects the deduction of the sales load of $0.900 per share paid by the shareholder from the $20.000 offering price.

(4) Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported.

(5) Annualized. These expense numbers do not reflect the Fund's anticipated leverage. Expenses attributable to Common Shares will be higher once leverage is utilized.

(6) The Fund's past performance is no guarantee of future results. This annualized income is based on only a one month period during the start-up phase of the Fund's operations. The annualized income quoted should be considered in this context; the Fund's current income may be lower or higher than the quoted annualized income.

                       See notes to financial statements.

--------------------------------------------------------------------------------

Eaton Vance Credit Opportunities Fund
As of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1:  SIGNIFICANT ACCOUNTING POLICIES

The Eaton Vance Credit Opportunities Fund (the "Fund") is registered under the Investment Company Act of 1940 (the 1940 Act), as amended, as a diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on October 5, 2005. The Fund's primary investment objective is to provide a high level of current income. The Fund will, as a secondary objective, also seek capital appreciation. The Fund pursues its objectives primarily by investing opportunistically in various credit-related investments. The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A:  INVESTMENT VALUATION

The Fund's investments include interests in senior floating-rate loans (Senior Loans). Certain Senior Loans are deemed to be liquid because reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the Fund's investment adviser, Eaton Vance Management (EVM), under procedures approved by the Trustees. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on its assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include, but are not limited to (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Trust's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of, among other things, its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior

--------------------------------------------------------------------------------
 58

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

Loans; (v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan.

Debt obligations (other than short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by dealers or pricing services. Financial futures contracts and options thereon listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options are valued at the mean between the bid and asked prices provided by dealers. Marketable securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation. Short-term obligations and money market securities maturing in sixty days or less are valued at amortized cost which approximates value. Investments for which reliable market quotations are unavailable and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund.

Occasionally, events affecting the value of foreign securities may occur between the time trading is completed abroad and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value (unless the Fund deems that such event would materially affect its net asset value in which case an adjustment would be made and reflected in such computation). The Fund may rely on an independent fair valuation service in making any such adjustment as to the value of foreign equity securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service.

B:  INCOME

Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

C:  FEDERAL TAXES

The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

D:  FOREIGN CURRENCY TRANSLATION

Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

E:  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

F:  INVESTMENT TRANSACTIONS

Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuations during this period. To the extent that when-issued or delayed delivery purchases are outstanding, the Fund instructs the custodian to segregate assets in a separate account, with a current value at least equal to the amount of its purchase commitments.

G:  OFFERING COSTS

Costs incurred by the Fund in connection with the offering of the common shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

H:  EXPENSE REDUCTION

Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

I:  WRITTEN OPTIONS

Upon the writing of a call or a put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

J:  PURCHASED OPTIONS

Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund's policies on investment valuations discussed above. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund

--------------------------------------------------------------------------------
 60

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

K:  FINANCIAL FUTURES CONTRACTS

Upon entering into a financial futures contract, the Fund is required to deposit an amount (initial margin) either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Fund (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying securities, and are recorded for book purposes as unrealized gains or losses by the Fund.

If the Fund enters into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

L:  REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements. Under such an agreement, the Fund temporarily transfers possession, but not ownership, of a security to a counterparty, in return for cash. At the same time, the Fund agrees to repurchase the security at an agreed-upon price and time in the future. The Fund may enter into reverse repurchase agreements for temporary purposes, such as to Fund withdrawals, or for use as hedging instruments where the underlying security is denominated in a foreign currency. As a form of leverage, reverse repurchase agreements may increase the risk of fluctuation in the market value of the Fund's assets or in its yield. Liabilities to counterparties under reverse repurchase agreements are recognized in the Statement of Assets and Liabilities at the same time at which cash is received by the Fund. The securities underlying such agreements continue to be treated as owned by the Fund and remain in the Portfolio of Investments. Interest charged on amounts borrowed by the Fund under reverse repurchase agreements is accrued daily.

M:  TOTAL RETURN SWAPS

The Fund may enter into swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Fund makes monthly payments at a rate equal to a predetermined spread to the one-month LIBOR. In exchange, the Fund receives payments based on the rate of return of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Payments received or made at the end of the measurement period are recorded as realized gains and losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Fund does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates or the index.

N:  CREDIT DEFAULT SWAPS

The Fund may enter into credit default swap contracts for risk management purposes, including diversification. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the counterparty may be unable to fulfill the transaction.

O:  USE OF ESTIMATES

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

P:  INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Q:  INTERIM FINANCIAL STATEMENTS

The interim financial statements relating to June 30, 2006 and for the period then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

R:  OTHER

Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

2:  DISTRIBUTION TO SHAREHOLDERS

The Fund intends to make monthly distributions of net investment income. Distributions are recorded on the ex-dividend date. In addition, at least annually, the Fund intends to distribute net capital gain, if any. The Fund distinguishes between distribution on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid in capital. These differences relate primarily to the method for amortizing premiums.

3:  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

EVM serves as the administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund. The investment adviser fee is earned by EVM, as compensation for

--------------------------------------------------------------------------------
 62

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount equal to 0.75% annually of average daily gross assets of the Fund. For the period from the start of business, May 31, 2006 to June 30, 2006, the advisory fee amounted to $85,075.

In addition, the Adviser has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% of the average daily gross assets of the Fund for the first five full years of the Fund's operations, 0.15% of average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. Pursuant to this agreement, the Investment Adviser waived $22,686 of its advisory fee for the period from the start of business, May 31, 2006 to June 30, 2006. In addition, the Adviser has agreed to reimburse the Fund for all organizational costs, estimated at $15,500.

Certain officers and Trustees of the Fund are officers of the above organization.

4:  PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of investments, other than short-term obligations, aggregated $102,898,401 and $1,152,699 respectively, for the period from the start of business, May 31, 2006, to June 30, 2006.

5:  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at June 30, 2006, as computed on a federal income tax basis, were as follows:

AGGREGATE COST..............................................  $135,299,132
                                                              ------------
Gross unrealized appreciation...............................  $    218,062
Gross unrealized depreciation...............................      (562,425)
                                                              ------------
NET UNREALIZED DEPRECIATION.................................  $   (344,363)
                                                              ============

The net unrealized depreciation on foreign currency and forward foreign currency exchange contracts at June 30, 2006 was $116,771.

6:  COMMON SHARES OF BENEFICIAL INTEREST

The Agreement and Declaration of Fund permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

                                                                  PERIOD ENDED
                                                              JUNE 30, 2006(1)
------------------------------------------------------------------------------
Sales.......................................................     7,005,000
                                                                 ---------
NET INCREASE................................................     7,005,000
                                                                 =========

------------

(1)  For the period from the start of business, May 31, 2006 to June 30, 2006.

7:  FINANCIAL INSTRUMENTS

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to various market risks. These financial instruments include written options, financial futures contracts, forward foreign currency contracts, credit default swaps, and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at June 30, 2006 is as follows:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

SALES
------------------------------------------------------------------------------------------
                                                                            NET UNREALIZED
SETTLEMENT DATE                            DELIVER        IN EXCHANGE FOR     DEPRECIATION
---------------                            -------        ---------------   --------------
07/31/06...........................           Euro   United States Dollar
                                         3,567,886              4,497,856       (72,233)
07/31/06...........................  British Pound   United States Dollar
                                         2,023,050              3,699,001       (44,756)
                                                                              ---------
                                                                              $(116,989)
                                                                              =========

At June 30, 2006, the Portfolio had sufficient cash and/or securities segregated to cover potential obligations arising from forward foreign currency exchange contracts.

8:  SUBSEQUENT EVENT

On July 11, 2006, the Fund entered into an agreement with a group of banks to participate with other funds and portfolios managed by BMR or EVM and its affiliates in a $150 million unsecured line of credit agreement. Borrowings may be made by the Fund to obtain investment leverage and to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund or portfolio based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating funds and portfolios at the end of each quarter. The Fund did not have any borrowings or allocated fees during the period ended June 30, 2006. Outstanding borrowings on July 31, 2006 were approximately $27.8 million.

--------------------------------------------------------------------------------
 64

                                                                      APPENDIX A
--------------------------------------------------------------------------------

Description of securities ratings(+)
Moody's Investors Service, Inc.

LONG-TERM DEBT SECURITIES RATINGS

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

------------

(+) The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.

--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.  An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.  There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM DEBT SECURITIES RATINGS
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

STANDARD & POOR'S RATINGS GROUP

INVESTMENT GRADE
AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE
Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

P: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

COMMERCIAL PAPER RATING DEFINITIONS
A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

FITCH RATINGS

INVESTMENT GRADE BOND RATINGS
AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

L: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS
BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

DDD, DD AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR:  Indicates that Fitch does not rate the specific issue.

--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS
Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the 'F-1+' and 'F-1' categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                                   * * * * *

Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

--------------------------------------------------------------------------------

                                                                      APPENDIX B
--------------------------------------------------------------------------------

                               Eaton Vance Funds

                       Proxy voting policy and procedures

I.  OVERVIEW

The Boards of Trustees (the "Boards") of the Eaton Vance Funds (the "Funds") recognize that it is their fiduciary responsibility to actively monitor the Funds' operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds' investment strategies and the overall management of the Funds' investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds' portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds' shareholders to adopt these written proxy voting policy and procedures (the "Policy"). For purposes of this Policy the term "Fund" shall include a Fund's underlying portfolio in the case of a master-feeder arrangement and the term "Adviser" shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II.  DELEGATION OF PROXY VOTING RESPONSIBILITIES

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section IV below. In addition, the Boards will annually review and approve the Advisers' proxy voting policies and procedures.

III.  DELEGATION OF PROXY VOTING DISCLOSURE RESPONSIBILITIES

The Securities and Exchange Commission (the "Commission") recently enacted certain new reporting requirements for registered investment companies. The Commission's new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"), to file Form N-PX no later than August 31st of each year beginning in 2004. Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund's portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the "Administrator"), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

--------------------------------------------------------------------------------

IV.  CONFLICTS OF INTEREST

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a material conflict of interest arises between a Fund's shareholders and the Fund's Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund and the Proxy Administrator intends to vote the proxy in a manner inconsistent with the guidelines approved by the Board, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board(s), or a committee or sub-committee of such Board, concerning the material conflict.

Once the Adviser notifies the relevant Board(s), committee or sub-committee of the Board, of the material conflict, the Board(s), committee or sub-committee, shall convene a meeting to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Board, committee or sub-committee and make reasonably available appropriate personnel to discuss the matter upon request. The Board, committee or sub-committee will instruct the Adviser on the appropriate course of action. If the Board, committee or sub-committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Board, committee or sub-committee at its next meeting. Any determination regarding the voting of proxies of each Fund that is made by the committee or sub-committee shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V.  REPORTS

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards' review upon the Boards' request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser's proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser's proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser's proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds' disclosure relating to such policies and procedures.

                             Eaton Vance Management
                         Boston Management and Research
                      Proxy voting policies and procedures

I.  INTRODUCTION

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an "Adviser" and collectively the "Advisers") have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers' authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary

--------------------------------------------------------------------------------
standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.  OVERVIEW

Each Adviser manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies' economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company's stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company's management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service ("Agent") in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund's sub-adviser's proxy voting policies and procedures, if applicable.

No set of Guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent's recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, may change at the Advisers' discretion.

III.  ROLES AND RESPONSIBILITIES

A.  PROXY ADMINISTRATOR
The Proxy Administrator will assist in the coordination of the voting of each client's proxy in accordance with the Guidelines below and the Funds' Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

B.  AGENT
An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients' custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended. In addition, the Agent is responsible for

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                                                                             B-3
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maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.  PROXY GROUP
The Adviser shall establish a Proxy Group which shall assist in the review of the Agent's recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers' affiliates, may be amended from time to time at the Advisers' discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the
(i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV.  PROXY VOTING GUIDELINES ("GUIDELINES")

A.  GENERAL POLICIES
It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund's custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund's investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

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

B.  PROPOSALS REGARDING MERGERS AND CORPORATE RESTRUCTURINGS
The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C.  PROPOSALS REGARDING MUTUAL FUND PROXIES--DISPOSITION OF
    ASSETS/TERMINATION/LIQUIDATION AND MERGERS
The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/ Termination/Liquidation and Mergers contained in mutual fund proxies.

D.  CORPORATE STRUCTURE MATTERS/ANTI-TAKEOVER DEFENSES
As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E.  SOCIAL AND ENVIRONMENTAL ISSUES
The Advisers generally support management on social and environmental proposals.

F.  VOTING PROCEDURES
Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

      1. WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within the Guidelines and/or, where applicable, in accordance with the Agent's recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

      2.  NON-VOTES: Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a client's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for herein.

      3. OUT-OF-GUIDELINES VOTES: Votes Contrary to the Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy

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                                                                             B-5

Administrator will forward the Agent's analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V.  RECORDKEEPING

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

+  A copy of the Advisers' proxy voting policies and procedures;

+ Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC's EDGAR database or are kept by the Agent and are available upon request;

+  A record of each vote cast;

+ A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

+ Each written client request for proxy voting records and the Advisers' written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI. ASSESSMENT OF AGENT AND IDENTIFICATION AND RESOLUTION OF CONFLICTS WITH CLIENTS

A.  ASSESSMENT OF AGENT
The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

B.  CONFLICTS OF INTEREST
As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

+ Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. ("EVD") (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

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 B-6

+ A representative of the Legal and Compliance Department will compile a list of the companies identified (the "Conflicted Companies") and provide that list to the Proxy Administrator.

+ The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the "Proxy Companies"). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

+ If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the "Policies") or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and
   (iii) record the existence of the material conflict and the resolution of the matter.

+ If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or, the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

    +  The client, in the case of an individual or corporate client;

    + In the case of a Fund its board of directors, or any committee or sub-committee identified by the board; or

    + The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients' proxies would have a material adverse economic impact on the Advisers' clients' securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent's Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent's written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

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                                                                             B-7

                                                                      APPENDIX C
--------------------------------------------------------------------------------

                     EATON VANCE CREDIT OPPORTUNITIES FUND

                     AMENDMENT NO. 1 TO BY-LAWS--STATEMENT

                             CREATING ONE SERIES OF

                            AUCTION PREFERRED SHARES

WHEREAS, Section 5.1 of Article VI of the Agreement and Declaration of Trust dated October 5, 2005 of Eaton Vance Credit Opportunities Fund (the "Declaration of Trust"), a copy of which is on file in the office of the Secretary of the Commonwealth of The Commonwealth of Massachusetts, provides that the Trustees may, without shareholder approval, authorize one or more classes of shares (which classes may be divided into two or more series), shares of each such class or series having such preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, as the Trustees may determine and as shall be set forth in the By-laws; and

WHEREAS, pursuant to authority expressly vested in the Trustees of the Trust by
Section 5.1 of Article VI of the Declaration of Trust, the Trustees have authorized, in addition to that Trust's common shares, one series of 3,250 shares, of its authorized preferred shares, $0.01 par value, liquidation preference $25,000 per share plus accumulated but unpaid dividends thereon, if any (whether or not earned or declared), plus the premium, if any, resulting from the designation of a Premium Call Period, designated Series A Auction Preferred Shares.

NOW, THEREFORE, the By-laws of Eaton Vance Credit Opportunities Fund are hereby amended as follows:

     1. ARTICLES VII through XIII shall be redesignated as ARTICLES VIII through XIV and all affected cross references therein hereby are amended accordingly.

     2.  A new ARTICLE VII shall be added as follows:

                                  ARTICLE VII

           STATEMENT CREATING ONE SERIES OF AUCTION PREFERRED SHARES
                                  DESIGNATION

Auction Preferred Shares, Series A: 3,250 shares of beneficial interest of Preferred Shares, par value $0.01 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated "Auction Preferred Shares, Series A." Each share of Auction Preferred Shares, Series A (sometimes referred to herein as "Series A APS") may be issued on a date to be determined by the Board of Trustees of the Trust or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Trust or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in these Amended By-Laws. The Series A APS shall constitute a separate series of Preferred Shares of the Fund, and each share of Series A APS shall be identical.

1. DEFINITIONS. (a) Unless the context or use indicates another or different meaning or intent, in these Amended By-Laws the following terms have the following meanings, whether used in the singular or plural:

"7-Day Dividend Period" means a Dividend Period consisting of seven days.

"1940 Act" means the Investment Company Act of 1940, as amended from time to time.

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                                                                             C-1

"1940 Act APS Asset Coverage" means asset coverage, as defined in section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of beneficial interest, including all outstanding shares of APS and Other APS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of beneficial interest of a closed-end investment company as a condition of paying dividends on its Common Shares).

"1940 Act Cure Date," with respect to the failure by the Fund to maintain the 1940 Act APS Asset Coverage (as required by paragraph 6 of these Amended By-Laws) as of the last Business Day of each month, means the last Business Day of the following month.

"Accountant's Confirmation" has the meaning set forth in paragraph 7(c) of these Amended By-Laws.

"Adviser" means the Fund's investment adviser, which initially shall be Eaton Vance Management.

"Affiliate" means any person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided that Eaton Vance Management shall not be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such entity, one of the trustees, directors or executive officers of which is also a trustee, director or executive officer of the Find, be deemed to be an Affiliate.

"Agent Member" means a member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more shares of APS or a Potential Beneficial Owner.

"Amended By-Laws" means the By-Laws of the Trust, as amended by this Statement creating the APS and as may otherwise be amended from time-to-time.

"Applicable Percentage" has the meaning set forth in paragraph 10(a)(vii) of these Amended By-Laws.

"Applicable Rates" means the rates per annum at which cash dividends are payable on each Series of APS or Other APS, as the case may be, for any Dividend Period.

"Applicable Spread Over the Reference Rate" means the rate equaling the sum of the Applicable Spread plus the Reference Rate.

"Approved Price" means the "fair value" as determined by the Fund in accordance with the valuation procedures adopted from time to time by the Board of Trustees of the Trust and for which the Fund receives a marked-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.

"APS" means, as the case may be, the Auction Preferred Shares.

"APS Basic Maintenance Amount," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of Outstanding shares of each Series of APS on such date by the Liquidation Preference (and redemption premium, if any) per share of such Series; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for each Series of APS Outstanding that follows such Valuation Date; (C) the aggregate amount of dividends that would accumulate on Outstanding Preferred Shares from such first Dividend Payment Dates therefor referenced in (B) of this paragraph through the 45th day after such Valuation Date at the respective Applicable Rates referenced in (B) of this paragraph; (D) the amount of anticipated non-interest expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the current outstanding balances of any indebtedness or obligations of the Fund senior in right of payment to the Preferred Shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (F) any other current liabilities payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to the Preferred Shares for which a Notice of Redemption has been sent, as of such Valuation Date, to the extent not

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 C-2
reflected in any of (i)(A) through (i)(E) (including, without limitation, any liabilities incurred for the purpose of clearing securities transactions) less
(ii) the sum of any cash plus the value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(F) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated P2 by Moody's and A2 by Fitch, it will be valued at its face value).

"APS Basic Maintenance Amount Test" means a test which is met if: (a) the aggregate Discounted Values of the Moody's Eligible Assets meets or exceeds 1.0 times the APS Basic Maintenance Amount and (b) the aggregate Discounted Values of the Fitch Eligible Assets meets or exceeds 1.0 times the APS Basic Maintenance Amount.

"APS Basic Maintenance Cure Date," with respect to the failure by the Fund to satisfy the APS Basic Maintenance Amount (as required by paragraph 7(a) of these Amended By-Laws) as of a given Valuation Date, means the second Business Day following such Valuation Date.

"APS Basic Maintenance Report" means a report signed by any of the President, Treasurer, any Senior Vice President or any Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the APS Basic Maintenance Amount.

"Asset-Backed Security" means a payment claim that is securitized in the form of negotiable paper that is issued by a financing company (generically called a Special Purpose Vehicle or "SPV"). These securitized payment claims are, as a rule, financial assets brought into a pool according to specific diversification rules. An SPV may issue multiple securities with different priorities to the cash flows generated and the underlying assets. Asset-Backed Securities may be issued by the U.S. Government, its agencies or instrumentalities, other governmental issuers or by private issuers. The types of assets that may underlie these instruments include, but are not limited to, the following (1) for non-mortgage asset-backed securities: automobile loans, credit card receivables, equipment leases (including aircraft), franchise loans, student loans, and catastrophe bonds; and (2) for mortgage-related asset-backed securities: home equity loans, manufactured housing loans, commercial mortgage loans and residential mortgage loans.

"Auction" means a periodic operation of the Auction Procedures.

"Auction Agent" means Deutsche Bank Trust Company Americas unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees of the Trust or a duly authorized committee thereof enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the APS and Other APS.

"Auction Procedures" means the procedures for conducting Auctions set forth in paragraph 10 of this Article VII, of these Amended By-Laws.

"Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of APS or a Broker-Dealer that holds APS for its own account.

"Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in paragraph 10 of this
Article VII, of these Amended By-Laws, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

"Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in paragraph 10 of this Article VII, of these Amended By-Laws.

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                                                                             C-3

"Business Day" means a day on which The New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York are authorized or obligated by law to close.

"Business Development Company" or "BDC" means a publicly traded, closed-end, investment company registered and operated under special provisions of the 1940 Act. BDCs are operated for the purpose of making equity investments in, and/or providing debt financing to, small and developing businesses.

"Code" means the Internal Revenue Code of 1986, as amended.

"Common Shares" means the shares of beneficial interest designated as common shares, par value $0.01 per share, of the Fund.

"Collateralized Debt Obligation" or "CDO" means a structured credit security issued by an SPV created to apportion the risk return characteristics of a pool of underlying assets consisting of debt obligations, typically non-Investment Grade Loans and/or Non-Investment Grade Bonds. A CDO is a type of Asset-Backed Security.

"Credit-Linked Note" or "CLN" means a form of debt note where the payment of principal is based in the performance of a specified reference obligation.

"Date of Original Issue" means, with respect to any share of APS or Other APS, the date on which the Fund originally issues such share.

"Declaration of Trust" means the Agreement and Declaration of Trust, as amended and supplemented (including these Amended By-Laws), of the Trust.

"Deposit Securities" means cash and Senior Loans rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), F-1+ by Fitch.

"Discounted Value" as of any Valuation Date, means (i) with respect to an Fitch Eligible Asset, the quotient of the Market Value thereof divided by the applicable Fitch Discount Factor and (ii)(a) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, or (b) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or call price thereof, including any call premium, divided by (2) the applicable Moody's Discount Factor.

"Dividend Payment Date," with respect to APS, has the meaning set forth in paragraph 2(b)(i) of these Amended By-Laws and, with respect to Other APS, has the equivalent meaning.

"Dividend Period" means the Initial Dividend Period, any 7-Day Dividend Period, any 28-Day Dividend Period and any Special Dividend Period.

"Existing Holder" means a Broker-Dealer or any such other Person as may be permitted by the Fund that is listed as the holder of record of shares of APS in the Share Books.

"Fitch" means Fitch Ratings and its successors at law.

"Fitch Discount Factor" means for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined as follows. The Fitch Discount Factor for any Fitch Eligible Asset other than the securities set forth below will be the percentage provided in writing by Fitch. For purposes of the following guidelines, ratings determinations made by Fitch, Moody's and/or S&P include private ratings of securities or obligation by such Rating Agencies obtained by the Fund if none of these Rating Agencies have publicly rated such securities or obligations.

--------------------------------------------------------------------------------

(i) Corporate Debt Securities: The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

DISCOUNT FACTORS FOR CORPORATE DEBT SECURITIES INCLUDING NON-INVESTMENT GRADE BONDS (NON-CONVERTIBLES)

TERMS TO MATURITY                           AAA   AA     A    BBB   BB    B AND BELOW   NR(1)
-----------------                           ---   ---   ---   ---   ---   -----------   -----
1 year or less............................  105   106   108   109   123       137        137
2 years or less (but longer than 1
  year)...................................  105   106   108   109   123       137        137
3 years or less (but longer than 2
  years)..................................  105   106   108   109   123       137        137
4 years or less (but longer than 3
  years)..................................  109   110   112   113   126       137        137
5 years or less (but longer than 4
  years)..................................  109   110   112   113   126       137        137
7 years or less (but longer than 5
  years)..................................  111   112   114   115   127       137        137
10 years or less (but longer than 7
  years)..................................  112   114   115   117   127       137        137
15 years or less (but longer than 10
  years)..................................  115   117   118   120   129       137        137
30 years or less (but longer than 15
  years)..................................  118   120   122   124   133       137        137
Greater than 30 years.....................  118   120   122   124   133       137        137

------------

(1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Fund will use the percentage set forth under "not rated" in this table. Securities rated below B by Fitch shall be treated the same as securities not rated by Fitch.

The Fitch Discount Factors presented in the immediately preceding table apply to corporate debt securities that are Performing and have a Market Value determined by a Pricing Service or an Approved Price. The Fitch Discount Factor noted in the table above for a debt security rated B or below by Fitch shall apply to any non-Performing debt security with a price equal to or greater than $0.90. The Fitch Discount Factor noted in the table above for a debt security rated B or below by Fitch shall apply to any non-Performing debt security with a price less than $0.90 but equal to or greater than $0.20. If a debt security does not have a Market Value determined by a Pricing Service or an Approved Price, a rating two rating categories below the actual rating on the debt security will be used (e.g., where the actual rating is A-, the rating for Debt Securities rated BB-will be used). The Fitch Discount Factor for a debt security issued by a limited partnership that is not a Rule 144A Security shall be the Discount Factor determined in accordance with the table set forth above multiplied by 105%.

The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guaranty, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount Factor in the table.

--------------------------------------------------------------------------------

(ii) Common stock and warrants: The Fitch Discount Factor applied to Common Stock will be:

Large-cap stocks:...........................................  167%
Mid-cap stocks:.............................................  185%
Small-cap stocks:...........................................  250%
Others:.....................................................  250%

See "Fitch Eligible Assets--common stocks" for definitions of Large-cap, Mid-cap and Small-cap.

(iii) Preferred stock: The percentage determined by references to the rating of a preferred stock in accordance with the table set forth below.

PREFERRED STOCK(1)                                            DISCOUNT FACTOR
------------------                                            ---------------
AAA.........................................................        123%
AA..........................................................        125%
A...........................................................        127%
BBB.........................................................        129%
BB..........................................................        140%
Not rated or below BB.......................................        143%
Investment Grade DRD........................................        145%
Not rated or below Investment Grade DRD.....................        167%

------------

(1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Fund will use the percentage set forth under "not rated" in this table.

(iv) Convertible securities: The Fitch Discount Factor applied to convertible securities is (A) 167% for investment grade convertibles and (B) 182% for below investment grade convertibles so long as such convertible debt securities have neither (x) conversion premium greater than 100% nor (y) have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

The Fitch Discount Factor applied to convertible debt securities which have conversion premiums of greater than 100% is (A) 141% for investment grade convertibles and (B) 159% for below investment grade convertibles so long as such convertible debt securities do not have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

The Fitch Discount Factor applied to convertible debt securities which have a yield to maturity or yield to worse of greater than 15.00% above the relevant Treasury curve is 182%.

If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Fund will treat the security as if it were below investment grade.

--------------------------------------------------------------------------------

(iv)  U.S. Government Securities:

TIME REMAINING TO MATURITY                                     DISCOUNT FACTOR
--------------------------                                     ---------------
1-3 Years...................................................         104%
3-5 Years...................................................         107%
5-7 Years...................................................         109%
7-10 Years..................................................         111%
10 Years or Longer..........................................         117%

(v) Short-Term Investments and Cash: The Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Fitch Exposure Period. A Fitch Discount Factor of 100% will be applied to cash.

(vi) Rule 144A Securities: The Fitch Discount Factor applied to Rule 144A Securities shall be the Discount Factor determined in accordance with the table above under Corporate Debt Securities in subsection (i) multiplied by 110% until such securities are registered under the Securities Act.

--------------------------------------------------------------------------------

(vii)  Asset-backed securities:

Asset-backed securities: The percentage determined by reference to the asset type in accordance with the table set forth below.

ASSET TYPE (WITH TIME REMAINING TO MATURITY, IF APPLICABLE)    DISCOUNT FACTOR
-----------------------------------------------------------    ---------------
U.S.Treasury/agency securities (10 years or less)...........         118%
U.S.Treasury/agency securities (greater than 10 years)......         127%
U.S. agency sequentials (10 years or less)..................         120%
U.S. agency sequentials (greater than 10 years).............         142%
U.S. agency principal only securities.......................         236%
U.S. agency interest only securities (with Market Value
  greater than $0.40).......................................         696%
U.S. agency interest only securities (with Market Value less
  than or equal to $0.40)...................................         271%
AAA Lock-Out securities, interest only......................         236%
U.S. agency planned amortization class bonds (10 years or
  less).....................................................         115%
U.S. agency planned amortization class bonds (greater than
  10 years).................................................         136%
AAA sequentials (10 years or less)..........................         118%
AAA sequentials (greater than 10 years).....................         135%
AAA planned amortization class bonds (10 years or less).....         115%
AAA planned amortization class bonds (greater than 10
  years)....................................................         140%
Jumbo mortgage rated AAA(1).................................         123%
Jumbo mortgage rated AA(1)..................................         130%
Jumbo mortgage rated A(1)...................................         136%
Jumbo mortgage rated BBB(1).................................         159%
Commercial mortgage-backed securities rated AAA.............         131%
Commercial mortgage-backed securities rated AA..............         139%
Commercial mortgage-backed securities rated A...............         148%
Commercial mortgage-backed securities rated BBB.............         177%
Commercial mortgage-backed securities rated BB..............         283%
Commercial mortgage-backed securities rated B...............         379%
Commercial mortgage-backed securities rated CCC or not
  rated.....................................................         950%

------------

(1) Applies to jumbo mortgages, credit cards, auto loans, home equity loans, manufactured housing and prime mortgage-backed securities not issued by a U.S. agency or instrumentality.

(viii)  Real Estate Investments Trusts:

AAA REIT Debt, 10 Years.....................................   130%
AA REIT Debt, 10 Years......................................   132%
A REIT Debt, 10 Years.......................................   135%
BBB REIT Debt, 10 Years.....................................   130%
BB REIT Debt, 10 Years......................................   137%
B REIT Debt, 10 Years.......................................   141%
REIT Preferred Shares.......................................   139%
REIT Common Shares..........................................   167%

If a security is not rated by Fitch Ratings but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a rating by Fitch Ratings of BBB+ will be used). If a security is not rated by Fitch Ratings but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a rating

--------------------------------------------------------------------------------
by Fitch Ratings of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a rating by Fitch Ratings of BB- will be used). If a security is not rated by any Rating Agency, the Fund will treat the security as if it were below investment grade.

(ix) Senior Loans: The Fitch Discount Factor applied to Senior Loans (as defined below) shall be the percentage specified in the table below opposite such Fitch Loan Category:

FITCH LOAN CATEGORY                                            DISCOUNT FACTOR
-------------------                                            ---------------
A...........................................................         112%
B...........................................................         122%
C...........................................................         137%
D...........................................................         182%

(x) Secured Debt securities or secured loans or unsecured loans, other than Corporate Debt Securities and Senior Loans: The Fitch Discount Factor applied to secured debt securities and secured loans or unsecured, other than Corporate Debt Securities and Senior Loans, other than those listed below, shall be the same as set forth under "Corporate Debt Securities" above.

Second Lien Loans...........................................   122%
Distressed Debtor in Possession (DIP).......................   122%
Distressed Current Pay......................................   137%
Distressed Non-Current Pay..................................   182%

(xi) Pooled investment vehicles: The Fitch Discount Factor applied to Business Development Companies, Master Limited Partnerships, Registered Investment Companies and Private Investment Companies shall be determined as follows:

For Business Development Companies ("BDCs"):................   250%
For Master Limited Partnership ("MLPs")(1):
  Large-cap MLPs, unrestricted..............................   172%
  Mid-cap MLPs, unrestricted................................   200%
  Small-cap MLPs, unrestricted..............................   230%
  Other MLPs, unrestricted..................................   250%

------------

(1) Small-cap MLPs refer to those with a market capitalization of greater than $250 million but less than $1 billion; Mid-cap MLPs refer to those with a market capitalization between $1 billion and $2 billion; Large-cap MLPs are those with a market capitalization over $2 billion. The Fitch Discount Factor applied to MLP Securities which are restricted as to resale will be 110% of the Fitch Discount Factor which would apply was the securities not so restricted.

(xii) Futures and call options: For purposes of the APS Basic Maintenance Amount, futures held by the Fund shall not be included as Fitch Eligible Assets. However, such assets shall be valued at market value by subtracting the good faith margin and the maximum daily trading variance as of the Valuation Date. Options purchased by the Fund shall not be included as Fitch Eligible Assets. For written covered call options (when the Fund holds the underlying position), to determine the Fitch Eligible Asset, use the product of (a) the number of exercisable shares in the contract, and (b) the lesser of (i) the market value of the underlying security, and (ii) the strike price. For written uncovered call options, to determine the reduction in the aggregate Fitch Discounted Value, use the greater of (a) zero and (b) the product of (i) the number of exercisable shares in the contract, and (ii) the product of (1) the market value of the underlying security or index and (2) the applicable discount factor, less the strike price. For written put options, to determine the reduction in the aggregate Fitch Discounted Value, use the greater of (a) zero and (b) the product of (i) the number of exercisable shares in the contract, and (ii) the strike price less the quotient of (1) the market value of the underlying security or index, and (2) the applicable discount factor.

--------------------------------------------------------------------------------

(xiii) Securities lending: The Fund may engage in securities lending in an amount not to exceed 15% of the Fund's total gross assets. For purposes of calculating the APS Basic Maintenance Amount, such securities lent shall be included as Fitch Eligible Assets with the appropriate Fitch Discount Factor applied to such lent security. The obligation to return such collateral shall not be included as an obligation/liability for purposes of calculating the APS Basic Maintenance Amount. However, the Fund may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of these bylaws. In such event, to the extent that securities lending collateral received is invested by the Fund in assets that otherwise would be Fitch Eligible Assets and the value of such assets exceeds the amount of the Fund's obligation to return the collateral on a Valuation Date, such excess amount shall be included in the calculation of Fitch Eligible Assets by applying the applicable Fitch Discount Factor to this amount and adding the product to total Fitch Eligible Assets. Conversely, if the value of assets in which securities lending collateral has been invested is less then the amount of the Fund's obligation to return the collateral on a Valuation Date, such difference shall be included as an obligation/liability of the Fund for purposes of calculating the APS Basic Maintenance Amount. Collateral received by the Fund in a securities lending transaction and maintained by the Fund in the form received shall not be included as a Fitch Eligible Asset for purposes of calculating the APS Basic Maintenance Amount.

(xvi) Swaps (including Total Return Swaps, Interest Rate Swaps, Currency Swaps and Credit Default Swaps): Total Return and Interest Rate Swaps are subject to the following provisions:

If the Fund has an outstanding gain from a swap transaction on a Valuation Date, the gain will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor on the counterparty to the swap transaction. At the time a swap is executed, the Fund will only enter into swap transactions where the counterparty has at least a Fitch rating of A- or Moody's rating of A3.

(A) Only the cumulative unsettled profit and loss from a Total Return Swap transaction will be calculated when determining the APS Basic Maintenance Amount. If the Fund has an outstanding liability from a swap transaction on a Valuation Date, the Fund counts such liability as an outstanding liability from the total Fitch Eligible Assets in calculating the APS Basic Maintenance Amount.

(B) In addition, for swaps other than Total Return Swaps, the Market Value of the position (positive or negative) will be included as a Fitch Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the Outstanding APS.

(C) (1) The underlying securities subject to a Credit Default Swap sold by the Fund will be subject to the applicable Fitch Discount Factor for each security subject to the swap;

(2) If the Fund purchases a Credit Default Swap and holds the underlying security, the Market Value of the Credit Default Swap and the underlying security will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor assessed based on the counterparty risk; and

(3) The Fund will not include a Credit Default Swap as a Fitch Eligible Asset purchased by the Fund without the Fund holding the underlying security or when the Fund buys a Credit Default Swap for a basket of securities without holding all the securities in the basket.

"Fitch Eligible Asset" means:

(i) Cash (including interest and dividends due on assets rated (A) BBB or higher by Fitch or the equivalent by another Rating Agency if the payment date is within five (5) Business Days of the Valuation Date, (B) A or higher by Fitch or the equivalent by another Rating Agency if the payment date is within thirty days of the Valuation Date, and (C) A+ or higher by Fitch or the equivalent by another Rating Agency if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five (5) Business Days of the Valuation Date, and if the trades which generated such receivables are settled within five (5) Business Days;

--------------------------------------------------------------------------------

(ii) Short Term Money Market Instruments so long as (A) such securities are rated at least F1+ by Fitch or the equivalent by another Rating Agency, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch or the equivalent by another Rating Agency, or (C) in all other cases, the supporting entity (1) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within one month, (2) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within three months or (3) is rated at least AA by Fitch or the equivalent by another Rating Agency and the security matures within six months;

(iii)  U.S. Government Securities;

(iv) Debt securities if such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Trust; and such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership, (2) a corporation, limited liability company or limited partnership domiciled in Argentina, Australia, Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain or the United Kingdom or other country if Fitch does not inform the Fund that including debt securities from such foreign country will adversely impact Fitch's rating of the APS (the "Approved Foreign Nations"), (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign Bonds"), (4) a corporation, limited liability company or limited partnership domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"). Foreign Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. All debt securities satisfying the foregoing requirements and restrictions of this paragraph (iv) are herein referred to as "Debt Securities."

(v)  Asset-Backed Securities;

(vi)  Preferred stocks if (i) dividends on such preferred stock are cumulative,
(ii) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive equity capital at any time over the respective lives of such securities, (iii) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (iv) the issuer of such a preferred stock has a senior debt rating or preferred stock rating from Fitch of BBB- or higher or the equivalent rating by another Rating Agency. In addition, the preferred stocks issue must be at least $50 million;

(vii) Common stocks (i) (A) which are traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, (B) which, if cash dividend paying, pay cash dividends in U.S. dollars, and (C) which may be sold without restriction by the Corporation; provided, however, that (1) common stock which, while a Fitch Eligible Asset owned by the Corporation, ceases paying any regular cash dividend will no longer be considered a Fitch Eligible Asset until 60 calendar days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A- by Fitch or the equivalent by another Rating Agency and (2) the aggregate Market Value of the Corporation's holdings of the common stock of any issuer in excess of 5% per US issuer of the number of Outstanding shares times the Market Value of such common stock shall not be a Fitch's Eligible Asset; (ii) securities denominated in any currency other than the

--------------------------------------------------------------------------------

U.S. dollar and securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia; provided, however, that the aggregate Market Value of the Corporation's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of 3% of the aggregate Market Value of the Outstanding shares of common stock of such issuer or in excess of 10% of the Market Value of the Corporation's Fitch Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Approved Foreign Nations shall not be a Fitch Eligible Asset; (iii) Small-cap stocks refer to stocks with a market capitalization between $300 million to $2 billion. Mid-cap stocks refer to stocks with a market capitalization between $2 billion to $10 billion. Large-cap stocks are companies having a market capitalization greater than $10 billion.

(viii)  Rule 144A Securities;

(ix)  Warrants on common stocks described in (vi) above;

(x) Any common stock, preferred stock or any debt security of REITs or real estate companies;

(xi) Interest Rate Swaps entered into according to International Swap Dealers Association ("ISDA") standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F1 by Fitch or the equivalent by another Rating Agency, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another Rating Agency and (2) the original aggregate notional amount of the Interest Rate Swap transaction or transactions is not greater than the liquidation preference of the APS originally issued;

(xii) Swaps, including total return and Credit Default Swaps entered into according to ISDA;

(xiii) Non-U.S. dollar denominated securities: for purposes of determining the Discounted Value for unhedged foreign investments, the following discount factors shall be applied to the Market Value thereof in addition to the Fitch Discount Factor determined in accordance with the procedures above.

                          CURRENCY                            DISCOUNT FACTOR
                          --------                            ---------------
Canadian Dollars............................................       111%
Euro:.......................................................       126%
Great Britain Pounds:.......................................       127%
Swiss Francs:...............................................       121%
Denmark Kronors:............................................       128%
Norway Kroners:.............................................       126%
Poland Zlotych:.............................................       135%
Sweden Kronor:..............................................       115%

(xiv) Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Fund of a writing from Fitch Ratings specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch Ratings to the APS;

(xv)  Senior Loans;

(xvi)  Loans, other than Senior Loans;

(xvii) Pooled investment vehicles, including Business Development Companies, Master Limited Partnerships, Private Investment Companies and Registered Investment Companies;

--------------------------------------------------------------------------------

(xviii)  Foreign Currency Transactions;

(xix)  Fitch Derivative Transactions; and

(xx) Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company Act, and other securities or assets not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract or other securities or assets, only upon receipt by the Fund of a writing from Fitch specifying any conditions on including such financial contract or other securities or assets in Fitch Eligible Assets and assuring the Fund that including such financial contract or other securities or assets in the manner so specified would not affect the credit rating assigned by Fitch to the APS.

Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the APS Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A-by Fitch or the equivalent by another Rating Agency and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.

Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of
(i)(A) through (i)(E) under the definition of APS Basic Maintenance Amount or to the extent it is subject to any liens, except for (A) liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Fund will not affect the status of such asset as a Fitch Eligible Asset,
(B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens to secure payment for services rendered or cash advanced to the Fund by its investment manager or portfolio manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) liens arising by virtue of any repurchase agreement.

FITCH DIVERSIFICATION LIMITATIONS:

Portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Fitch's Eligible Assets:

                                                              MAXIMUM SINGLE
EQUITY SECURITIES TYPE                                         ISSUER(%)(1)
----------------------                                        --------------
Large-cap...................................................        5%
Mid-cap.....................................................        5%
Small-cap...................................................        5%

------------

(1) Percentages represent both a portion of the aggregate market value and number of outstanding shares of the common stock portfolio.

--------------------------------------------------------------------------------

DEBT SECURITIES

                                     MAXIMUM SINGLE   MAXIMUM SINGLE    MINIMUM ISSUE SIZE
SECURITY RATED AT LEAST                ISSUER(1)      INDUSTRY(1),(2)   ($ IN MILLION)(3)
-----------------------              --------------   ---------------   ------------------
AAA................................       100%              100%               $100
AA-................................        20                75                 100
A-.................................        10                50                 100
BBB-...............................         6                25                 100
BB-................................         4                16                  50
B-.................................         3                12                  50
CCC................................         2                 8                  50

------------

(1) Percentages represent a portion of the aggregate Market Value of corporate debt securities.

(2) Industries are determined according to Fitch's Industry Classifications, as defined herein.

(3) Preferred stock has a minimum issue size of $50 million, and mortgage pass throughs issued by the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA") or the Government National Mortgage Association ("GNMA"), which has no minimum issue size.

If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Diversification Limitations (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Fund will use the percentage set forth under "not rated" in this table.

"Fitch Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 41 days thereafter.

"Fitch General Portfolio Requirements" means that the Fund's portfolio must meet the following diversification requirements: (a) no more than 25% by par value of the Fund's total assets can be invested in the securities of borrowers and other issuers having their principal business activities in the same Fitch Industry Classification; provided, that this limitation shall not apply with respect to U.S. Government Securities and provided further that for purposes of this subsection (a), the term "issuer" shall not include a lender selling a participation to the Fund or any other person interpositioned between such lender and the Fund with respect to a participation and (b) no more than 10% by par value of the Fund's total assets can be invested in securities of a single issuer, and provided further that for purposes of this subsection (b), the term "issuer" includes both the borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to such participation.

"Fitch Derivative Transactions" means purchases or sales of exchange-traded financial futures contracts based on any index approved by Fitch, LIBOR or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such futures contracts, and purchases, writings or sales of exchange-traded call options on such financial futures contracts, and put and call options on such financial futures contracts ("Fitch Derivative Transactions"), subject to the following limitations:

(i) The Fund may not engage in any Fitch Derivative Transaction based on any index approved by Fitch (other than transactions that terminate a futures contract or option held by the Fund by the Fund's taking the opposite position thereto ("closing transactions")) that would cause the Fund at the time of such transaction to own or have sold outstanding financial futures contracts based on such

--------------------------------------------------------------------------------
index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

(ii) The Fund will not engage in any Fitch Derivative Transaction based on Treasury Bonds or LIBOR (other than closing transactions) that would cause the Fund at the time of such transaction to own or have sold:

(A) Outstanding financial futures contracts based on Treasury Bonds or LIBOR with such contracts having an aggregate Market Value exceeding 60% of the aggregate Market Value of Fitch Eligible Assets owned by the Fund and at least rated AA by Fitch (or, if not rated by Fitch Ratings, rated at least Aa by Moody's; or, if not rated by Moody's, rated AAA by S&P); or

(B) Outstanding financial futures contracts based on Treasury Bonds or LIBOR with such contracts having an aggregate Market Value exceeding 40% of the aggregate Market Value of all Fitch Eligible Assets owned by the Fund (other than Fitch Eligible Assets already subject to a Fitch Derivative Transaction) and rated at least A or BBB by Fitch (or, if not rated by Fitch Ratings, rated at least Baa by Moody's; or, if not rated by Moody's, rated at least A or AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Fund shall be deemed to own futures contracts that underlie any outstanding options written by the Fund);

(iii) The Fund may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Fitch if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Fitch and the Fund.

(iv) The Fund may not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Shares Basic Maintenance Amount.

"Fitch Industry Classification" means, for the purposes of determining Fitch Eligible Assets, each of the following industry classifications:

FITCH INDUSTRY CLASSIFICATIONS                                SIC CODE (MAJOR GROUPS)
------------------------------                                -----------------------
Aerospace and Defense.......................................                37, 45
Automobiles.................................................                37, 55
Banking, Finance and Real Estate............................            60, 65, 67
Broadcasting and Media......................................                27, 48
Building and Materials......................................         15-17, 32, 52
Cable.......................................................                    48
Chemicals...................................................                28, 30
Computers and Electronics...................................                35, 36
Consumer Products...........................................                23, 51
Energy......................................................            13, 29, 49
Environmental Services......................................                    87
Farming and Agriculture.....................................              1-3, 7-9
Food, Beverage and Tobacco..................................            20, 21, 54
Gaming, Lodging and Restaurants.............................                70, 58
Health Care and Pharmaceuticals.............................            38, 28, 80
Industrial/Manufacturing....................................                    35
Insurance...................................................                63, 64

--------------------------------------------------------------------------------

FITCH INDUSTRY CLASSIFICATIONS                                SIC CODE (MAJOR GROUPS)
------------------------------                                -----------------------
Leisure and Entertainment...................................                78, 79
Metals and Mining...........................................    10, 12, 14, 33, 34
Miscellaneous...............................................         50, 72-76, 99
Paper and Forest Products...................................             8, 24, 26
Real Estate.................................................                    67
Retail......................................................            53, 56, 59
Sovereign...................................................                    NA
Supermarkets and Drug Stores................................                    54
Telecommunications..........................................                    48
Textiles and Furniture......................................        22, 25, 31, 57
Transportation..............................................             40, 42-47
Utilities...................................................                    49
RMBS prime..................................................
RMBS subprime...............................................
Consumer ABS................................................
Commercial ABS--Small Business..............................
Commercial ABS--Travel/Transportation.......................
Commercial ABS--Other.......................................
CDO of corporates...........................................
CMBS........................................................
Structured Finance Obligations..............................                    NA
Packaging and Containers....................................            26, 32, 34
Business Services...........................................                73, 87

The Fund shall use its discretion in determining which industry classification is applicable to a particular investment.

"Fitch Loan Category" means the following four categories (and, for purposes of this categorization, the Market Value of a Fitch Eligible Asset trading at par is equal to $1.00):

(i) "Fitch Loan Category A" means Performing Loans which have a Market Value or an Approved Price greater than or equal to $0.90.

(ii) "Fitch Loan Category B" means: (A) Performing Loans which have a Market Value or an Approved Price of greater than or equal to $0.80 but less than $0.90; and (B) non-Performing Loans which have a Market Value or an Approved Price greater than or equal to $0.85.

(iii) "Fitch Loan Category C" means: (A) Performing Loans which have a Market Value or an Approved Price of greater than or equal to $0.70 but less than $0.80; (B) non-Performing Loans which have a Market Value or an Approved Price of greater than or equal to $0.75 but less than $0.85; and (C) Performing Loans without an Approved Price rated BB- or higher by Fitch. If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA-, a Fitch rating of AAA- will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB- will be used).

(iv) "Fitch Loan Category D" means Loans not described in any of the foregoing categories.

--------------------------------------------------------------------------------

Notwithstanding any other provision contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan Category, to the extent that any Fitch Eligible Asset would fall within more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount Factor.

"Foreign Currency Transaction" means any technique used by the Fund to hedge its exposure to foreign currencies, including forward foreign currency exchange contracts.

"Fund" means Eaton Vance Credit Opportunities Fund, a Massachusetts business trust.

"Holder" means a Person identified as a holder of record of shares of APS in the Share Register.

"Independent Accountant" means a nationally recognized accountant, or firm of accountants, that is, with respect to the Fund, an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended.

"Initial Dividend Payment Date" means the Initial Dividend Payment Date as determined by the Board of Trustees of the Trust or their designee with respect to each series of APS or Other APS, as the case may be.

"Initial Dividend Period" has the meaning set forth in paragraph 2(c)(i) of this
Article VII, of these Amended By-Laws and, with respect to Other APS, has the equivalent meaning.

"Initial Dividend Rate" means the rate per annum established by the Board of Trustees or their designee, applicable to the Initial Dividend Period for such series of APS and, with respect to Other APS, has the equivalent meaning.

"Initial Margin" means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a futures contract.

"Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

"Interest Rate Swaps" means the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments.

"LIBOR" means the London Interbank Offered Rate.

"LIBOR Dealers" means UBS Securities LLC and such other dealer or dealers as the Fund may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

"LIBOR Rate" means on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750,
(A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by the LIBOR Dealer (after obtaining the Fund's approval) that is

--------------------------------------------------------------------------------
representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate shall be LIBOR Rate as determined on the previous Auction Date. If the number of Dividend Period days shall be (i) 7 days or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate shall be one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate;
(vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

"London Business Day" means any day on which commercial banks are generally open for business in London.

"Loan" means any assignment of or participation in any bank loan denominated in U.S. dollars, EUROs or other currencies in which the Fund is authorized to invest including term loans, the funded and unfunded portions of revolving credit lines (provided that the Fund shall place in reserve an amount equal to any unfunded portion of any revolving credit line) and debtor-in possession financings; provided that such loan (a) is not extended for the purpose of purchasing or carrying any margin stock and (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank in the ordinary course of business.

"Long Term Dividend Period" means a Special Dividend Period consisting of a specified period of one whole year or more but not greater than five years.

"Mandatory Redemption Price" means $25,000 per share of APS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption.

"Market Value" of any asset of the Fund shall be the market value thereof determined by the Pricing Service or by the Fund in accordance with procedures approved by the Board of Trustees. Market Value of any asset shall include any interest accrued thereon. The Pricing Service or the Fund shall value portfolio securities at the quoted bid prices or the mean between the quoted bid and asked price or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the Pricing Service or the Fund using methods which include consideration of: yields or prices of obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service or the Fund may employ electronic data processing techniques and/or a matrix system to determine valuations. At the Fund's discretion, in the event the Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids obtained by the Fund from dealers who are members of the National Association of Securities Dealers, Inc. and who make a market in the security, at least one of which shall be in writing. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees.

--------------------------------------------------------------------------------

"Master Limited Partnership" or "MLP" means a publicly traded company organized as a limited partnership and treated as a partnership for federal income tax purposes.

"Maximum Applicable Rate," with respect to APS, has the meaning set forth in paragraph 10(a)(vii) of this Article VII, of these Amended By-Laws and, with respect to Other APS, has the equivalent meaning.

"Monthly Valuation Date" means the fifteenth day of each month if such day is a Business Day or the first Business Day preceding the fifteenth and the last Business Day of each month in each fiscal year of the Fund, commencing from the Date of Original Issue.

"Moody's Approved Foreign Nation" means a corporation, limited liability company, limited partnership or similar entity domiciled in a country whose sovereign debt has a global scale rating of investment grade. Moody's shall provide the Fund a dated list of "Moody's Approved Foreign Nations" and any amendments thereto.

"Moody's Discount Factor" means for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's. For purposes of the following guidelines, ratings determinations made by Moody's, Fitch and/or S&P include private ratings of securities or obligation by such Rating Agencies obtained by the Fund if none of these Rating Agencies have publicly rated such securities or obligations.

(i) Corporate debt securities: The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

DISCOUNT FACTORS FOR CORPORATE DEBT SECURITIES INCLUDING NON-INVESTMENT GRADE BONDS (NON-CONVERTIBLES)

                                                                                     BELOW B OR
TERMS TO MATURITY OF NON-INVESTMENT GRADE BONDS  AAA   AA     A    BAA   BA     B    UNRATED(1)
-----------------------------------------------  ---   ---   ---   ---   ---   ---   ----------
1 year or less..............................     108   111   115   117   137   149      235
2 years or less (but longer than 1 year)....     114   116   120   124   144   158      235
3 years or less (but longer than 2 years)...     118   121   125   129   150   165      235
4 years or less (but longer than 3 years)...     124   127   130   135   158   172      235
5 years or less (but longer than 4 years)...     128   131   135   140   164   180      235
7 years or less (but longer than 5 years)...     135   138   142   147   175   191      235
10 years or less (but longer than 7 years)...    140   146   149   154   183   202      235
15 years or less (but longer than 10 years)...   145   150   155   160   188   208      235
20 years or less (but longer than 15 years)...   145   150   155   160   188   218      235
30 years or less (but longer than 20 years)...   145   150   155   160   188   220      235
Greater than 30 years.......................     157   166   177   185   200   230      235

------------

(1) If a corporate, municipal or other debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Below B and Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split-rated securities assigned by S&P and Fitch Ratings (i.e., these Rating Agencies assign different rating categories to the security) will be accepted at the lower of the two ratings.

The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

--------------------------------------------------------------------------------

(ii) Common stock: The Moody's Discount Factor applied to common stock will be:

                    COMMON STOCKS(1)                      LARGE CAP   MID CAP   SMALL CAP
                    ----------------                      ---------   -------   ---------
Seven week exposure period..............................     200%       205%       220%

------------

(1) Market cap for Large-cap stocks are $10 billion and up, Mid-cap stocks range between $2 billion and $10 billion, and Small-cap stocks are $2 billion and below.

(iii) Preferred stock*: The Moody's Discount Factor for taxable preferred stock shall be:

Aaa.........................................................   150%
Aa..........................................................   155%
A...........................................................   160%
Baa.........................................................   165%
Ba..........................................................   196%
B...........................................................   216%
Below B or Not Rated........................................   250%

Because of the size of the DRD market, these preferred stocks will be assigned a different discount factor to reflect their liquidity. Investment grade DRDs will receive a 165% discount factor and non-investment grade DRDs will receive a 216% discount factor.

(iv) Convertible securities (including convertible preferred stock): The Moody's Discount Factor for convertible securities shall be:

                                         NON-INVESTMENT
        DELTA          INVESTMENT GRADE      GRADE        UNRATED
---------------------  ----------------  --------------   -------
..00- .40                Use Corporate Debt Securities       250%
                                  Table
..41- .80               192%                   226%          250%
..81- 1.00              195%                   229%          250%

Upon conversion to common stock, the Discount Factors applicable to common stock will apply:

COMMON STOCKS(1)                                        LARGE CAP   MID CAP   SMALL CAP
----------------                                        ---------   -------   ---------
Seven week exposure period............................     200%       205%       220%

------------

(1) Market cap for Large-cap stocks are $10 billion and up, Mid-cap stocks range between $2 billion and $10 billion, and Small-cap stocks are $2 billion and below.

(v) Short-term instruments: The Moody's Discount Factor applied to short-term portfolio securities, including without limitation corporate debt securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Moody's Exposure Period; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period. A Moody's Discount Factor of 100% will be applied to cash.

(vi) Rule 144A Securities: The Moody's Discount Factor applied to Rule 144A Securities for Rule 144A Securities whose terms include rights to registration under the Securities Act within one year and Rule 144A Securities which do not have registration rights within one year will be 120% and

------------

* Eligible non-cumulative preferred stocks' Discount Factors will be increased by an additional 10%

--------------------------------------------------------------------------------

130%, respectively, of the Moody's Discount Factor which would apply were the securities registered under the Securities Act.

(vii) Pooled investment vehicles: The Moody's Discount Factor applied to Business Development Companies, Registered Investment Companies and Private Investment Companies are as follows:

Equity interests of Registered Investment Companies.........  350%

Master Limited Partnerships (MLP). The Moody's Discount Factor applied to master limited partnerships shall be applied in accordance with the table set forth below:

MLP SECTOR(1)                                                 DISCOUNT FACTOR
-------------                                                 ---------------
Large-cap MLPs(2)...........................................        170%
Mid and Small-cap MLPs
Natural Resources (Oil, Gas, Energy)........................        292%
Coal and Minerals...........................................        301%
Mortgage Real Estate........................................        291%
Income Real Estate..........................................        302%
Miscellaneous...............................................        342%

(viii)  Common Stock and Preferred Stock of REITs and Other Real Estate
Companies:

                                                              DISCOUNT FACTOR(1)(2)(3)
                                                              ------------------------
common stock of REITs.......................................            154%
preferred stock of REITs
  with Senior Implied Moody's (or S&P) rating:..............            154%
  without Senior Implied Moody's (or S&P) rating:...........            208%

------------

(1) A Discount Factor of 250% will be applied to those assets in a single Moody's Real Estate Industry/Property Sector Classification which exceed 30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets.

(2) A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

(3) A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of an issuer is below $500 million.

Debt Securities of REITs and Other Real Estate Companies(1):

  MATURITY IN YEARS    AAA     AA     A     BAA     BA     B     CAA    NR(2)
  -----------------    ----   ----   ----   ----   ----   ----   ----   -----
1....................  109%   112%   115%   118%   119%   125%   225%   250%
2....................  115%   118%   122%   125%   127%   133%   225%   250%
3....................  120%   123%   127%   131%   133%   140%   225%   250%
4....................  126%   129%   133%   138%   140%   147%   225%   250%
5....................  132%   135%   139%   144%   146%   154%   225%   250%
7....................  139%   143%   147%   152%   156%   164%   225%   250%
10...................  145%   150%   155%   160%   164%   173%   225%   250%
15...................  150%   155%   160%   165%   170%   180%   225%   250%
20...................  150%   155%   160%   165%   170%   190%   225%   250%
30...................  150%   155%   160%   165%   170%   191%   225%   250%

------------

(1) The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

--------------------------------------------------------------------------------

(2) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate, municipal or other debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Below B and Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent.

Split-rated securities assigned by S&P and Fitch Ratings (i.e., these Rating Agencies assign different rating categories to the security) will be accepted at the lower of the two ratings.

(ix)  Warrants:  The Discount Factors applicable to common stock will apply:

                   COMMON STOCKS(1)                     LARGE CAP   MID CAP   SMALL CAP
                   ----------------                     ---------   -------   ---------
Seven week exposure period............................    200%       205%       220%

------------

(1) Market cap for Large-cap stocks are $10 billion and up, Mid-cap stocks range between $2 billion and $10 billion, and Small-cap stocks are $2 billion and below.

(x) Moody's Derivative Transactions: See the definition of "Moody's Derivative Transactions" for the applicable Moody's Discount Factor to be applied.

(xi) Non U.S. denominated assets: In addition to the discount factors referenced above, a further discount factor shall be applicable to Fund assets valued in a non-U.S. currency as follows:

                          CURRENCY                            DISCOUNT FACTOR*
                          --------                            ----------------
Australian Dollar...........................................        1.35
Canadian Dollar.............................................        1.07
UK Pound....................................................        1.16
New Zealand Dollar..........................................        1.35
Euro........................................................        1.18
Swedish Kronor..............................................        1.19
Polish Zlotych..............................................        1.14
Hungarian Forint............................................        1.18
Denmark Kroner..............................................        1.21

Moody's will provide currency discount factors for other currencies at the Advisor's request.

(xii) Bank Loans: The Moody's Discount Factor applied to loans including secured floating rate loans and unsecured loans ("Bank Loans") shall be the percentage specified in accordance with the

--------------------------------------------------------------------------------
table set forth below (or such lower percentage as Moody's may approve in writing from time to time):

MOODY'S RATING CATEGORY                                                    CAA AND BELOW
-------------------------------------------------------------          (INCLUDING DISTRESSED
TYPE OF LOAN                            AAA-A   BAA AND BA(1)   B(1)      AND UNRATED)(1)
------------                            -----   -------------   ----   ---------------------
First Lien Bank Loans greater than
  $250 MM.............................  113%        131%        144%           235%
First Lien Bank Loans less than $250
  MM..................................  133%        151%        164%           255%
Second Lien Bank Loans................  163%        180%        195%           255%
Third & Fourth Lien Bank Loans........  213%        235%        255%           336%
Unsecured Bank Loans greater than $250
  MM..................................  123%        141%        154%           235%
Unsecured Bank Loans less than $250
  MM..................................  143%        161%        174%           255%

------------

(1) If a Bank Loan is not rated by any of Moody's, S&P or Fitch Ratings, the Fund will use the applicable percentage set forth under the column entitled "Caa and below (including distressed and unrated)" in the table above. Ratings assigned by S&P and/or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of securities for which the ratings by S&P and/or Fitch do not seem to approximate a Moody's rating equivalent. Split-rated securities assigned by S&P and Fitch (i.e., these Rating Agencies assign different rating categories to the security) will be accepted at the lower of the two ratings.

(xiii)  U.S. Government Securities:

                 TIME REMAINING TO MATURITY                    DISCOUNT FACTOR
------------------------------------------------------------------------------
1 year or less..............................................              1.06
2 years or less (but longer than 1 year)....................              1.12
3 years or less (but longer than 2 years)...................              1.16
4 years or less (but longer than 3 years)...................              1.20
5 years or less (but longer than 4 years)...................              1.24
7 years or less (but longer than 5 years)...................              1.30
10 years or less (but longer than 7 years)..................              1.34
15 years or less (but longer than 10 years).................              1.34
20 years or less (but longer than 15 years).................              1.39
30 years or less (but longer than 20 years).................              1.35

--------------------------------------------------------------------------------

(xiv)  U.S. Treasury Strips:

                 TIME REMAINING TO MATURITY                    DISCOUNT FACTOR
------------------------------------------------------------------------------
1 year or less..............................................              1.07
2 years or less (but longer than 1 year)....................              1.13
3 years or less (but longer than 2 years)...................              1.19
4 years or less (but longer than 3 years)...................              1.25
5 years or less (but longer than 4 years)...................              1.31
7 years or less (but longer than 5 years)...................              1.42
10 years or less (but longer than 7 years)..................              1.56
15 years or less (but longer than 10 years).................              1.79
20 years or less (but longer than 15 years).................              2.03
30 years or less (but longer than 20 years).................              2.25

(xv) Asset Backed Securities: The Moody's Discount Factor applied to asset backed securities will be 1.31.

"Moody's Eligible Asset" means:

(i) Cash (including interest and dividends due on assets rated (A) Baa3 or higher by Moody's or the equivalent by another Rating Agency if the payment date is within five (5) Business Days of the Valuation Date, (B) A2 or higher by Moody's or the equivalent by another Rating Agency if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher by Moody's or the equivalent by another Rating Agency if the payment date is within the Moody's Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five (5) Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or the equivalent by another Rating Agency or (2) with counterparties having a Moody's Short Term Money Market Instrument rating of at least P-1 or the equivalent by another Rating Agency;

(ii) Short Term Money Market Instruments, so long as (A) such securities are rated at least P-1 or the equivalent by another Rating Agency, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2 or the equivalent by another Rating Agency, or (C) in all other cases, the supporting entity (1) is rated A2 or the equivalent by another Rating Agency and the security matures within one month, (2) is rated A1 or the equivalent by another Rating Agency and the security matures within three months or (3) is rated at least Aa3 or the equivalent by another Rating Agency and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria;

(iii)  U.S. Government Securities;

(iv)  Rule 144A Securities;

(v)  Common stocks:

(A) which are issued by issuers whose senior debt securities are rated at least Baa3 by Moody's (or, in the event an issuer's senior debt securities are not rated by Moody's, which are issued by an issuer whose senior debt securities are rated at least BBB- by S&P and which for this purpose have been assigned a Moody's equivalent rating of at least Baa3);

(B) which are traded on the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market System or other Moody's approved exchanges;

(C)  which have a market capitalization greater than $500,000,000;

--------------------------------------------------------------------------------

(D) which are currently paying a cash dividend be it an initial cash dividend or part of an ongoing series of cash dividends or whose predecessors have paid cash dividends regularly during the preceding three-year period (or since inception of the dividend if the common stock initiated a dividend within the past three-years); and

(E) which pay dividends in U.S. dollars or currency of other Approved Foreign Nations; Provided, however, that (1) the aggregate Market Value of the Fund's holdings of the common stock of any eligible issuer (x) shall be less than 5% of the number of outstanding shares times the Market Value of such common stock and
(y) shall not exceed 5% of the number of outstanding shares (less the number of shares held by insiders, as determined in accordance with standards established by Moody's) multiplied by the Market Value of such common stock and (2) the number of shares of common stock of any eligible issuer held by the Fund shall not exceed the average weekly trading volume of such common stock during the preceding month.

(vi)  Loans;

(vii) Corporate debt securities if (A) such securities are rated by Moody's or another Rating Agency; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars, euros or other currencies in which the Fund is permitted to invest; (C) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (E) such securities are not subject to extended settlement.

Notwithstanding the foregoing limitations, corporate debt securities and loans rated by neither Moody's, S&P nor Fitch shall be considered to be Moody's Eligible Assets to the extent such securities are issued by entities which (i) have not filed for bankruptcy within the past three years, (ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and (iv) possess a current, unqualified auditor's report without qualified, explanatory language.

(viii) Asset-backed securities: If (1) such securities are rated at least Baa by Moody's or at least BBB by S&P or Fitch, (2) the securities are part of an issue that is $250 million or greater, or the issuer of such securities has a total of $500 million or greater of asset-backed securities outstanding at the time of purchase of the securities by the Trust and (3) the expected average life of the securities is not greater than 4 years.

(ix)  Collateralized debt obligations.

(x)  Preferred stocks if (A) dividends on such preferred stock are cumulative,
(B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (D) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of Baa3 or higher and (E) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (X) the preferred stock issue must be greater than $50 million and (Y) the minimum holding by the Fund of each issue of preferred stock is $500,000 and the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered Moody's Eligible Assets;

--------------------------------------------------------------------------------

(xi) convertible securities (including convertible preferred stock), provided that (A) the issuer of common stock must have a Moody's senior unsecured debt of Caa or better, or a rating of CCC or better by S&P or Fitch Ratings, (B) the common stocks must be traded on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ, (C) dividends must be paid in U.S. dollars, (D) the portfolio of convertible bonds must be diversified as set forth in the table set forth below, (E) the company shall not hold shares exceeding the average weekly trading volume during the preceding month and (F) synthetic convertibles are excluded from asset eligibility;

(xii) common stock, preferred stock or any debt security of REITs or real estate companies.

(xiii) Pooled investment vehicles including Business Development Companies, Master Limited Partnerships, Private Investment Companies and Registered Investment Companies;

(xiv)  Foreign Currency Transactions; and

(xv)  Moody's Derivatives Transactions; and

(xv) Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company Act of 1940, as amended, and other securities or assets not otherwise provided for in this definition, but only upon receipt by the Fund of a letter from Moody's specifying any conditions on including such financial contract or other securities or assets in Moody's Eligible Assets and assuring the Fund that including such financial contract or other securities or assets in the manner so specified would not affect the credit rating assigned by Moody's to the APS ;

MOODY'S DIVERSIFICATION LIMITATIONS:

In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:

EQUITY SECURITIES

                                          MAXIMUM SINGLE   MAXIMUM SINGLE    MAXIMUM SINGLE
INDUSTRY CATEGORY                         ISSUER (%)(1)    INDUSTRY (%)(1)    STATE (%)(1)
-----------------                         --------------   ---------------   --------------
Utility.................................        4                50                 7(2)
Industrial..............................        4                45                 7
Financial...............................        5                40                 6
Other...................................        6                20               N/A

------------

(1) Percentages represent both a portion of the aggregate market value and the number of outstanding shares of the common stock portfolio.

(2) Utility companies operating in more than one state should be diversified according to the state of incorporation.

DEBT SECURITIES AND LOANS

                                                               MAXIMUM
                                          MAXIMUM SINGLE       SINGLE        MINIMUM ISSUE SIZE
RATINGS(1)                                ISSUER(2),(3)    INDUSTRY(3),(4)   ($ IN MILLIONS)(5)
----------                                --------------   ---------------   ------------------
Aaa.....................................       100%              100%               $100
Aa......................................        20                60                 100
A.......................................        10                40                 100
Baa.....................................         6                20                 100
Ba......................................         4                12                  50(6)
B1-B2...................................         3                 8                  50(6)
B3 or below.............................         2                 5                  50(6)

--------------------------------------------------------------------------------

------------

(1) Refers to debt securities and loans.

(2) Companies subject to common ownership of 25% or more are considered as one issuer.

(3) Percentages represent a portion of the aggregate Market Value of securities.

(4) Industries are determined according to Moody's Industry Classifications, as defined herein.

(5) Except for preferred stock, which has a minimum issue size of $50 million, and mortgage pass throughs issued by FNMA, FHLMC or GNMA, which has no minimum issue size.

(6) Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the Fund's total assets.

Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 30% of Moody's Eligible Assets.

Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the APS Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.

Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of APS Basic Maintenance Amount or to the extent it is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Fund by its investment manager or portfolio manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

"Moody's Exposure Period" means the period commencing on a given Valuation Date and ending 49 days thereafter.

"Moody's General Portfolio Requirements" means that the Fund's portfolio must meet the following diversification requirements: (a) no more than 25% by par value of the Fund's total assets can be invested in the securities of borrowers and other issuers having their principal business activities in the same Moody's Industry Classification; provided, that this limitation shall not apply with respect to U.S. Government Securities and provided further that for purposes of this subsection (a), the term "issuer" shall not include a lender selling a participation to the Fund or any other person interpositioned between such lender and the Fund with respect to a participation and (b) no more than 10% by par value of the Fund's total assets can be invested in securities of a single issuer, and provided further that for purposes of this subsection (b), the term "issuer" includes both the borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to such participation.

"Moody's Derivative Transactions" has the meaning set forth in paragraph 8(a) of these Amended By-Laws.

--------------------------------------------------------------------------------

"Moody's Industry Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the Preferred Shares):

      1. Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

      2. Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

      3. Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

      4. Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

      5. Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

      6. Chemicals, Plastics and Rubber: Chemicals (non-agricultural), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating Containers

      7. Containers, Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass

      8.  Personal and Non-Durable Consumer Products (Manufacturing Only):
          Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

      9.  Diversified/Conglomerate Manufacturing

     10.  Diversified/Conglomerate Service

     11.  Diversified Natural Resources, Precious Metals and Minerals:
          Fabricating, Distribution

     12. Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

     13. Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communication Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

     14.  Finance: Investment Brokerage, Leasing, Syndication, Securities

     15. Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

     16.  Grocery: Grocery Stores, Convenience Food Stores

     17. Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

     18.  Home and Office Furnishings, Housewares, and Durable Consumer
          Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges

     19.  Hotels, Motels, Inns and Gaming

     20.  Insurance: Life, Property and Casualty, Broker, Agent, Surety

     21. Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment

--------------------------------------------------------------------------------

          (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

     22.  Machinery (Non-Agricultural, Non-Construction, Non-Electronic):
          Industrial, Machine Tools, Steam Generators

     23. Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing

     24.  Oil and Gas: Crude Producer, Retailer, Well Supply, Service and
          Drilling

     25.  Personal, Food and Miscellaneous

     26. Printing, Publishing, and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

     27. Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

     28. Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

     29. Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

     30. Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

     31.  Personal Transportation: Air, Bus, Rail, Car Rental

     32.  Utilities: Electric, Water, Hydro Power, Gas

     33. Broadcasting and Entertainment: Recording Industry, Motion Exhibition Theaters, Motion Picture Production and Distribution, Radio, T.V., Cable Broadcasting and Broadcasting Equipment

     34. Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies

The Fund will use its discretion in determining which industry classification is applicable to a particular investment in consultation with the Independent Accountant and Moody's, to the extent the Fund considers necessary.

"Non-Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions".

"Non-Investment Grade Bonds" means "Non-Investment Grade Bonds" as defined in the Fund's Registration Statement on Form N-2 (File No. 333-134729) relating to the APS on file with the Securities Exchange Commission, as such Registration Statement may be amended from time to time.

"Non-Payment Period" means any period commencing on and including the day on which the Fund shall fail to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted by paragraph 2(c)(i) of this Article VII, of these Amended By-Laws) within three Business Days after such Dividend Payment Date to the Holders as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on shares of APS payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares payable (if declared) on such Dividend Payment Date or (B) on any redemption date for any shares of APS called for redemption, the Mandatory Redemption Price per share of such APS or, in the case of an optional redemption, the Optional Redemption Price per share, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends

--------------------------------------------------------------------------------
and unpaid redemption prices shall have been so deposited or shall have otherwise been made available to Holders in same-day funds; provided that, a Non-Payment Period shall not end unless the Fund shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, all Existing Holders (at their addresses appearing in the Share Books) and the Securities Depository. Notwithstanding the foregoing, the failure by the Fund to deposit funds as provided for by clauses (ii)(A) or
(ii)(B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated by paragraph 2(c)(i) of these Amended By-Laws, shall not constitute a "Non-Payment Period."

"Non-Payment Period Rate" means, initially, 275% of the applicable Reference Rate, provided that the Board of Trustees of the Trust shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees of the Trust determines and Fitch and/or Moody's (and any Substitute Rating Agency in lieu of Fitch and/or Moody's, as applicable, in the event such party shall not rate the APS) advise the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then current ratings on the APS.

"Normal Dividend Payment Date" has the meaning set forth in paragraph 2(b)(i) of
Article VII, of these Amended By-Laws.

"Notice of Change in Dividend Period" has the meaning set forth in paragraph 2(c)(iv) of Article VII, of these Amended By-Laws.

"Notice of Redemption" means any notice with respect to the redemption of shares of APS pursuant to paragraph 4 of Article VII, of these Amended By-Laws.

"Notice of Revocation" has the meaning set forth in paragraph 2(c)(iii) of
Article VII, of these Amended By-Laws.

"Notice of Revocation of Dividend Change" has the meaning set forth in paragraph 2(c)(iv) of Article VII, of these Amended By-Laws.

"Notice of Special Dividend Period" has the meaning set forth in paragraph 2(c)(iii) of Article VII, of these Amended By-Laws.

"Optional Redemption Price" means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium attributable to the designation of a Premium Call Period.

"Other APS" means the auction rate Preferred Shares of the Fund, other than the APS.

"Outstanding" means, as of any date (i) with respect to APS, shares of APS therefor issued by the Fund except, without duplication, (A) any shares of APS theretofore canceled or delivered to the Auction Agent for cancellation, or redeemed by the Fund, or as to which a Notice of Redemption shall have been given and Deposit Securities shall have been deposited in trust or segregated by the Fund pursuant to paragraph 4(c) and (B) any shares of APS as to which the Fund or any Affiliate thereof shall be a Beneficial Owner, provided that shares of APS held by an Affiliate shall be deemed outstanding for purposes of calculating the APS Basic Maintenance Amount and (ii) with respect to shares of other Preferred Shares, has the equivalent meaning.

"Parity Shares" means the APS and each other outstanding series of Preferred Shares the holders of which, together with the holders of the APS, shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to the full respective preferential amounts to which they are entitled, without preference or priority one over the other.

"Performing" means that no default as to the payment of principal or interest has occurred and is continuing.

--------------------------------------------------------------------------------

"Person" means and includes an individual, a partnership, a Trust, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

"Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of shares of APS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional shares of APS.

"Potential Holder" means any Broker-Dealer or any such other Person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring shares of APS (or, in the case of an Existing Holder, additional shares of APS).

"Preferred Shares" means the preferred shares of beneficial interest, par value $0.01 per share, of the Fund, and includes APS and Other APS.

"Premium Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions".

"Pricing Service" means any pricing service designated by the Board of Trustees of the Trust provided the Fund obtains written assurance from Moody's and Fitch that such designation will not impair the rating then assigned by Moody's and Fitch, as applicable, to the APS.

"Private Investment Company" means a means privately offered pooled investment fund that is excluded from the definition of "investment company" under the 1940 Act by operation of Section 3(c)(1) or 3(c)(7) thereof holding primarily credit-related investments.

"Rating Agency" means a nationally recognized statistical rating organization.

"Reference Banks" means four major banks in the London interbank market selected by UBS Securities LLC or its affiliates or successors or such other party as the Fund may from time to time appoint.

"Reference Rate" means (i) with respect to a Dividend Period having 364 or fewer days, the applicable LIBOR Rate and (ii) with respect to a Dividend Period having 365 or more days, the applicable U.S. Treasury Note Rate.

"Registered Investment Company" means an investment company that is registered under the 1940 Act holding primarily credit-related investments. The Fund may invest up to 10% of its total assets in closed-end and/or open-end investment companies as an alternative directly holding investments in its principal investment categories.

"REITs" means real estate investment trusts.

"Request for Change in Dividend Period" has the meaning set forth in paragraph 2(c)(iv) of Article VII, of these Amended By-Laws.

"Request for Special Dividend Period" has the meaning set forth in paragraph 2(c)(iii) of Article VII, of these Amended By-Laws.

"Response" has the meaning set forth in paragraph 2(c)(iii) of Article VII, of these Amended By-Laws.

"Rule 144A Securities" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Trust.

"S&P" means Standard & Poor's Corporation, a New York Corporation, and its successors.

"Securities Act" means the Securities Act of 1933, as amended.

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                                                                            C-31

"Securities Depository" means The Depository Trust Company or any successor company or other entities elected by the Fund as securities depository for the shares of APS that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of APS.

"Senior Loans" means "Senior Loans" as defined in the Fund's Registration Statement on Form N-2 (File No. 333-117357) relating to the APS on file with the Securities Exchange Commission, as such Registration Statement may be amended from time to time.

"Series A APS" means the Auction Preferred Shares, Series A.

"Service" means the United States Internal Revenue Service.

"Share Books" means the books maintained by the Auction Agent setting forth at all times a current list, as determined by the Auction Agent, of Existing Holders of the APS.

"Share Register" means the register of Holders maintained on behalf of the Fund by the Auction Agent in its capacity as transfer agent and registrar for the APS.

"Short Term Dividend Period" means a Special Dividend Period consisting of a specified number of days (other than seven in the case of Series A APS) evenly divisible by seven and not fewer than seven nor more than 364.

"Short Term Money Market Instruments" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days (or 270 days for instruments rated at least Aaa for purposes of determining Moody's Eligible Assets):

(i) commercial paper rated either F-1 by Fitch or A-1 by S&P if such commercial paper matures in 30 days or P-1 by Moody's and either F-1+ by Fitch or A-1+ by S&P if such commercial paper matures in over 30 days;

(ii) demand or time deposits in, and banker's acceptances and certificates of deposit of, (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

(iii)  overnight funds;

(iv)  U.S. Government Securities; and

(v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company that have (1) credit ratings on each Valuation Date of at least P-1 from Moody's and either F-1+ from Fitch or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody's and either AA from Fitch or AA- from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Fund, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's, Fitch and S&P shall be at least A2, A-2 and A, respectively; and provided further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or trust company are not rated on any Valuation Date below P-1 by Moody's, F-1+ by Fitch or A-1+ by S&P and there is no long-term

--------------------------------------------------------------------------------
rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Fund); and provided further, that the interest receivable by the Fund shall not be subject to any withholding or similar taxes.

"Special Dividend Period" means a Dividend Period consisting of (i) a specified number of days (other than seven in the case of Series A APS) or (ii) a specified period of one whole year or more but not greater than five years (in each case subject to adjustment as provided in paragraph 2(b)(i)).

"Specific Redemption Provisions" means, with respect to a Special Dividend Period either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Trustees of the Trust, after consultation with the Auction Agent and the Broker-Dealers, during which the shares of APS subject to such Dividend Period shall not be subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees of the Trust, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the shares of APS subject to such Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Trustees of the Trust after consultation with the Auction Agent and the Broker-Dealers.

"Subsequent Dividend Period," with respect to APS, has the meaning set forth in paragraph 2(c)(i) of Article VII, of these Amended By-Laws and, with respect to Other APS, has the equivalent meaning.

"Substitute Rating Agency" and "Substitute Rating Agencies" mean a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations, respectively, selected by Eaton Vance Management or its affiliates and successors, after consultation with the Fund and the Broker-Dealers, to act as the substitute Rating Agency or substitute Rating Agencies, as the case may be, to determine the credit ratings of the shares of APS.

"Swap" means a derivative transaction between two parties who contractually agree to exchange the returns (or differentials in rates of return) to be exchanged or "swapped" between the parties, which returns are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index.

(i) "Interest Rate Swap" means an arrangement whereby two parties (called counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon periodic interest rate multiplied by some predetermined dollar principal, called the notional principal amount. No principal (no notional amount) is exchanged between parties to the transaction; only interest is exchanged.

(ii) "Total Return Swap" means an agreement between counterparties in which one party agrees to make payments of the total return from the underlying asset(s) which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

(iii) "Credit Default Swap" means an agreement between counterparties in which one party is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the agreement in the event of a default by a third party on the debt obligation. In return, such party would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.

(iv) "Currency Swap" means an exchange of the two parties respective commitments to pay or receive fluctuation with respect to a notional amount of two different currencies.

"Treasury Bonds" means United States Treasury Bills, Bonds or Notes.

--------------------------------------------------------------------------------

"Transitional Dividend Period" has the meaning set forth in paragraph 2(c)(v) of
Article VII, of these Amended By-Laws.

"U.S. Government Securities" means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than Treasury bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

"U.S. Treasury Note Rate" on any date means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Note Rate on such date. "Alternate Treasury Note Rate" on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

"Valuation Date" means, for purposes of determining whether the Fund is maintaining the APS Basic Maintenance Amount, each Business Day commencing with the Date of Original Issue.

"Variation Margin" means, in connection with an outstanding futures contract owned or sold by the Fund, the amount of cash or securities paid to or received from a broker (subsequent to the Initial Margin payment) from time to time as the price of such futures contract fluctuates.

(b) The foregoing definitions of Accountant's Confirmation, APS Basic Maintenance Amount, APS Basic Maintenance Cure Date, APS Basic Maintenance Report, Deposit Securities, Discounted Value, Independent Accountant, Initial Margin, Fitch Discount Factor, Fitch Eligible Asset, Fitch Exposure Period, Fitch Industry Classification, Fitch Derivative Transactions, Market Value, Maximum Applicable Rate, Moody's Exposure Period, Moody's Derivative Transactions, Moody's Discount Factor, Moody's Eligible Asset, Moody's Industry Classification, Performing, Short Term Money Market Instruments, Treasury Bonds, U.S. Government Securities, Valuation Date, Variation Margin 1940 Act Cure Date, and 1940 Act APS Asset Coverage (and any terms defined with such definitions) have been determined by the Board of Trustees of the Fund in order to obtain a AA rating from Fitch and Aa1 rating from Moody's on the APS on their Date of Original Issue; and the Board of Trustees of the Fund shall have the authority, without shareholder approval, to amend, alter or repeal from time to time the foregoing definitions and the restrictions and guidelines set forth thereunder if Moody's, Fitch or any Substitute Rating Agency advises the Fund in writing that such amendment, alteration or repeal will not adversely affect its then current rating on the APS. Other defined terms used herein may be amended, altered or repealed by the Board of Trustees without advisement from Moody's, Fitch or any Substitute Rating Agency.

(c) The Fund agrees to notify Moody's and Fitch with no less than thirty (30) days' notification of: (i) any material changes to the Fund's organizational documents and material contracts, as determined by the Fund's officers, in their sole discretion, (ii) any redemptions of APS by the Fund, or (iii) any failed Auctions.

2. DIVIDENDS. (a) The Holders of a particular series of APS shall be entitled to receive, when, as and if declared by the Board of Trustees of the Fund, out of funds legally available therefor, cumulative dividends each consisting of cash at the Applicable Rate, and no more, payable on the respective dates set forth below. Dividends on the shares of each series of APS so declared and payable shall be paid (i) in preference to and in priority over any dividends declared and payable on the Common Shares, and (ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on the Fund's investments. To the extent permitted under the Code, dividends on shares

--------------------------------------------------------------------------------
of APS will be designated as exempt-interest dividends. For the purposes of this section, the term "net tax-exempt income" shall exclude capital gains of the Fund.

(b) (i) Cash dividends on shares of each series of APS shall accumulate from the Date of Original Issue and shall be payable, when, as and if declared by the Board of Trustees, out of funds legally available therefor, commencing on the Initial Dividend Payment Date. Following the Initial Dividend Payment Date for a series of APS, dividends on that series of APS will be payable, at the option of the Fund, either (i) with respect to any 7-Day Dividend Period and any Short Term Dividend Period of 28 or fewer days, on the day next succeeding the last day thereof, or (ii) with respect to any Short Term Dividend Period of more than 28 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term Dividend Period or Long Term Dividend Period and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being herein referred to as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, then the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exception discussed above, the next succeeding Dividend Payment Date, subject to such exception, will occur on the next following originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Trustees shall fix the Dividend Payment Date. The Board of Trustees by resolution prior to authorization of a dividend by the Board of Trustees may change a Dividend Payment Date if such change does not adversely affect the contract rights of the Holders of shares of APS set forth in the Declaration of Trust or the Amended By-Laws. The Initial Dividend Period, 7-Day Dividend Periods and Special Dividend Periods with respect to a series of APS are hereinafter sometimes referred to as Dividend Periods. Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."

(ii) Each dividend shall be paid to the Holders as they appear in the Stock Register as of 12:00 noon, New York City time, on the Business Day preceding the Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as they appear on the Stock Register on a date, not exceeding 15 days prior to the payment date therefor, as may be fixed by the Board of Trustees of the Fund.

(c) (i) During the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date for each series of APS (the "Initial Dividend Period"), the Applicable Rate shall be the Initial Dividend Rate. Commencing on the Initial Dividend Payment Date for each series of APS, the Applicable Rate for each subsequent dividend period (hereinafter referred to as a "Subsequent Dividend Period"), which Subsequent Dividend Period shall commence on and include a Dividend Payment Date and shall end on and include the calendar day prior to the next Dividend Payment Date (or last Dividend Payment Date in a Dividend Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from implementation of the Auction Procedures.

The Applicable Rate for each Dividend Period commencing during a Non-Payment Period shall be equal to the Non-Payment Period Rate; and each Dividend Period, commencing after the first day of, and during, a Non-Payment Period shall be a 7-Day Dividend Period in the case of Series A APS. Except in the case of the willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any shares of APS on the date set for such redemption, any amount of any dividend due on any Dividend Payment Date (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Fund has declared such dividend payable on such Dividend Payment Date to the Holders of such shares of APS as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to any shares of APS not paid to such Holders when due may be paid to such Holders in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that, such amount is accompanied by a late charge

--------------------------------------------------------------------------------
calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. In the case of a willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any shares of APS on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time shall be considered equivalent to payment to such person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day.

(ii) The amount of cash dividends per share of any series of APS payable (if declared) on the Initial Dividend Payment Date, each 7-Day Dividend Period and each Dividend Payment Date of each Short Term Dividend Period shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such share was outstanding and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Long Term Dividend Period, the amount of cash dividends per share of a series of APS payable (if declared) on any Dividend Payment Date shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be such number of days in such part of such Dividend Period that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

(iii) The Fund may, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, request that the next succeeding Dividend Period for a series of APS be a number of days (other than seven in the case of Series A APS), evenly divisible by seven and not fewer than seven nor more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that the Fund may not give a Request for Special Dividend Period of greater than 28 days (and any such request shall be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids shall have existed in the last occurring Auction and unless full cumulative dividends, any amounts due with respect to redemption's, payable prior to such date have been paid in full. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for a series of APS and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for a series of APS. Upon receiving such Request for Special Dividend Period, the Broker-Dealer(s) shall jointly determine whether, given the factors set forth below, it is advisable that the Fund issue a Notice of Special Dividend Period for the series of APS as contemplated by such Request for Special Dividend Period and the Optional Redemption Price of the APS during such Special Dividend Period and the Specific Redemption Provisions and shall give the Fund and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In making such determination the Broker-Dealer(s) will consider (1) existing short-term and long-term market rates and indices of such short-term and long-term rates, (2) existing market supply and demand for short-term and long-term securities, (3) existing yield curves for short-term and long-term securities comparable to the APS, (4) industry and financial conditions which may affect the APS, (5) the investment objective of the Fund, and (6) the Dividend Periods and dividend rates at which current and potential beneficial holders of the APS would remain or become beneficial holders. If the Broker-Dealer(s) shall not give the Fund and the Auction Agent a Response by such second Business Day or if the Response states that given the factors set forth above it is not advisable that the Fund give a

--------------------------------------------------------------------------------

Notice of Special Dividend Period for the series of APS, the Fund may not give a Notice of Special Dividend Period in respect of such Request for Special Dividend Period. In the event the Response indicates that it is advisable that the Fund give a Notice of Special Dividend Period for the series of APS, the Fund may by no later than the second Business Day prior to such Auction Date give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer which notice will specify (i) the duration of the Special Dividend Period, (ii) the Optional Redemption Price as specified in the related Response and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Fund also shall provide a copy of such Notice of Special Dividend Period to Moody's and Fitch. The Fund shall not give a Notice of Special Dividend Period and, if the Fund has given a Notice of Special Dividend Period, the Fund is required to give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act APS Asset Coverage is not satisfied or the Fund shall fail to maintain Fitch Eligible Assets or Moody's Eligible Assets with an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount, on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate which the Broker-Dealers shall advise the Fund is an approximately equal rate for securities similar to the APS with an equal dividend period), (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (z) the Broker-Dealer(s) jointly advise the Fund that after consideration of the factors listed above they have concluded that it is advisable to give a Notice of Revocation. The Fund also shall provide a copy of such Notice of Revocation to Fitch and Moody's. If the Fund is prohibited from giving a Notice of Special Dividend Period as a result of any of the factors enumerated in clause (x), (y) or (z) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Dividend Period for any series of APS, the next succeeding Dividend Period will be a 7-Day Dividend Period in the case of Series A APS. In addition, in the event Sufficient Clearing Bids are not made in the applicable Auction or such Auction is not held for any reason, such next succeeding Dividend Period will be a 7-Day Dividend Period in the case of Series A APS and the Fund may not again give a Notice of Special Dividend Period for the APS (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 7-Day Dividend Period in the case of Series A APS.

(iv) With respect to each Dividend Period, the Fund may, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Change in Dividend Period") to the Auction Agent and to each Broker-Dealer, request that each succeeding Dividend Period for a series of APS be changed to a number of days, evenly divisible by seven and not fewer than 7 nor more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than 5 years in the case of a Long Term Dividend Period, specified in such notice, provided that the Fund may not give a Request for Change in Dividend Period of greater length than the immediately preceding Dividend Period (and any such request shall be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends, any amounts due with respect to redemptions to such date have been paid in full. Such Request for Change in Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for a series of APS and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for a series of APS. Upon receiving such Request for Change in Dividend Period, the Broker-Dealer(s) shall jointly determine whether, given the factors set forth below, it is advisable that the Fund issue a Notice of Change in Dividend Period for the series of APS as contemplated by such Request for Change in Dividend Period and the Optional Redemption Price of the APS during such Dividend Period and the

--------------------------------------------------------------------------------

Specific Redemption Provisions, if applicable, and shall give the Fund and the Auction Agent written notice (a "Dividend Change Response") of such determination by no later than the second Business Day prior to such Auction Date. In making such determination, the Broker-Dealer(s) will consider (1) existing short-term and long-term market rates and indices of such short-term and long-term rates, (2) existing market supply and demand for short-term and long-term securities, (3) existing yield curves for short-term and long-term securities comparable to the APS, (4) industry and financial conditions which may affect the APS, (5) the investment objective of the Fund, and (6) the Dividend Periods and dividend rates at which current and potential beneficial holders of the APS would remain or become beneficial holders. If the Broker-Dealer(s) shall not give the Fund and the Auction Agent a Dividend Change Response by such second Business Day or if the Dividend Change Response states that given the factors set forth above it is not advisable that the Fund give a Notice of Change in Dividend Period for the series of APS, the Fund may not give a Notice of Change in Dividend Period in respect of such Request for Change in Dividend Period. In the event the Dividend Change Response indicates that it is advisable that the Fund give a Notice of Change in Dividend Period for the series of APS, the Fund may by no later than the second Business Day prior to such Auction Date give a notice (a "Notice of Change in Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer which notice will specify (i) the duration of the new Dividend Period, (ii) the Optional Redemption Price as specified in the related Dividend Change Response and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Fund also shall provide a copy of such Notice of Change in Dividend Period to Moody's, S&P and/or Fitch, as may be applicable. The Fund shall not give a Notice of Change in Dividend Period and, if the Fund has given a Notice of Change in Dividend Period, the Fund is required to give telephonic and written notice of its revocation (a "Notice of Revocation of Dividend Change") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act APS Asset Coverage is not satisfied or the Fund shall fail to maintain Fitch Eligible Assets, S&P Eligible Assets or Moody's Eligible Assets, as may be applicable, with an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount, on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed new Dividend Period (using as a pro forma dividend rate with respect to such Dividend Period the dividend rate which the Broker-Dealers shall advise the Fund is an approximately equal rate for securities similar to the APS with an equal dividend period), (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (z) the Broker-Dealer(s) jointly advise the Fund that after consideration of the factors listed above they have concluded that it is advisable to give a Notice of Revocation of Dividend Change. The Fund also shall provide a copy of such Notice of Revocation of Dividend Change to Fitch, S&P and/or Moody's, as may be applicable. If the Fund is prohibited from giving a Notice of Change in Dividend Period as a result of any of the factors enumerated in clause (x), (y) or (z) above or if the Fund gives a Notice of Revocation of Dividend Change with respect to a Notice of Change in Dividend Period for any series of APS, the next succeeding Dividend Period will consist of the same number of days as the immediately prior Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in the applicable Auction or such Auction is not held for any reason, such next succeeding Dividend Period will consist of the same number of days as such immediately prior Dividend Period and the Fund may not again give a Notice of Change in Dividend Period for the APS (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a Dividend Period of such length.

(v) The Fund may, at its sole option and to the extent permitted by law, by telephonic and written notice to the Auction Agent and to each Broker-Dealer, request that the Business Day on which the Auction for the succeeding Dividend Period that is a Short Term Dividend Period for a series of APS occurs be changed such that the immediately succeeding Dividend Period will be a period that is not evenly divisible by seven (a "Transitional Dividend Period"). For example, if the normal Auction Date

--------------------------------------------------------------------------------
for a Series that has a Dividend Period of seven days is Monday and the Fund desires to change the normal Auction Date to Tuesday the Fund may request a Transitional Dividend Period of eight days pursuant to this sub-paragraph and thereafter each subsequent Dividend Period would be a Dividend Period of seven days with an Auction held each Tuesday. The Fund may also request a Transitional Dividend Period in connection with a Request for Change in Dividend Period. For example, if the normal Dividend Period for a Series is twenty-eight days with the next Auction to occur on a Monday, and the Fund desires to change such Series to a seven day Dividend Period with Auctions normally occurring on Tuesday, the Fund may make a Request for Change in Dividend Period such that the immediately succeeding Dividend Period would be an eight day Dividend Period with the next Auction to occur on Tuesday and each Dividend Period thereafter would be a seven day Dividend Period with an Auction occurring each succeeding Tuesday. A request for a Transitional Dividend Period must be made in accordance with the procedures described in sub-paragraph (iv) above applicable to a Request for Change in Dividend Period regardless of whether the normal number of days in Dividend Periods succeeding a Transitional Dividend Period would be different than the current normal number of days in the Dividend Period for such Series.

(d) (i) Holders shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends and applicable late charges, as herein provided, on the shares of APS. Except for the late charge payable pursuant to paragraph 2(c)(i) hereof, no interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment on the shares of APS that may be in arrears.

(ii) For so long as any share of APS is Outstanding, the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the shares of APS as to dividends or upon liquidation) in respect of the Common Shares or any other shares of beneficial interest of the Fund ranking junior to or on a parity with the shares of APS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of the Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the shares of APS as to dividends and upon liquidation) or any other such Parity Shares (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with the shares of APS as to dividends and upon liquidation), unless (A) immediately after such transaction, the Fund shall have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount and Moody's Eligible Assets with an aggregate Discount Value equal to or greater than 1.0 times the APS Basic Maintenance Amount and the Fund shall maintain the 1940 Act APS Asset Coverage,
(B) full cumulative dividends on shares of APS and shares of Other APS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, and (C) the Fund has redeemed the full number of shares of APS required to be redeemed by any provision for mandatory redemption contained herein.

(e)  No fractional shares of APS shall be issued.

3. LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the Holders shall be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any Common Shares or any other shares of beneficial interest ranking junior in right of payment upon liquidation to the APS, the sum of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) thereon to the date of distribution, and after such payment the Holders will be entitled to no other payments. If upon any liquidation, dissolution or winding up of the Fund, the amounts payable with respect to the APS and any other Outstanding class or series of Preferred Shares of the Fund ranking on a parity with the APS as to payment upon liquidation are not paid in full, the Holders and the holders of such other class or series will share ratably in any such distribution of

--------------------------------------------------------------------------------
assets in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the Holders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation, merger or statutory share exchange of the Fund with or into any other Fund or entity or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.

4. REDEMPTION. (a) Shares of APS shall be redeemable by the Fund as provided below:

(i) To the extent permitted under the 1940 Act and Massachusetts law, upon giving a Notice of Redemption, the Fund at its option may redeem shares of any series of APS, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share, on any Dividend Payment Date; provided that no share of APS may be redeemed at the option of the Fund during (A) the Initial Dividend Period with respect to a series of shares or (B) a Non-Call Period to which such share is subject. The Fund may not give a Notice of Redemption relating to an optional redemption as described in this paragraph 4(a)(i) unless, at the time of giving such Notice of Redemption, the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount due to Holders by reason of the redemption of their shares of APS on such redemption date, and the Discounted Value of Fitch Eligible Assets at least equals the APS Basic Maintenance Amount Test, and would at least equal the APS Basic Maintenance Amount Test immediately subsequent to such redemption if such redemption were to occur on such date.

(ii) The Fund shall redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, shares of APS to the extent permitted under the 1940 Act and Massachusetts law, on a date fixed by the Board of Trustees, if the Fund fails to maintain Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than 1.0 times the APS Basic Maintenance Amount as provided in paragraph 7(a) or to satisfy the 1940 Act APS Asset Coverage as provided in paragraph 6 and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. The number of shares of APS to be redeemed shall be equal to the lesser of (i) the minimum number of shares of APS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all shares of other Preferred Shares subject to redemption or retirement, would result in the Fund having Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than 1.0 times the APS Basic Maintenance Amount or satisfaction of the 1940 Act APS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares of APS and shares of other Preferred Shares the redemption of which would have such result, all shares of APS and shares of other Preferred Shares then Outstanding shall be redeemed), and (ii) the maximum number of shares of APS, together with all shares of other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of shares of APS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed which would result in the Fund having Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than 1.0 times the APS Basic Maintenance Amount or satisfaction of the 1940 Act APS Asset Coverage, as the case may be, pro rata among shares of APS of all series, Other APS and other Preferred Shares subject to redemption pursuant to provisions similar to those contained in this paragraph 4(a)(ii); provided that, shares of APS which may not be redeemed at the option of the Fund due to the designation of a Non-Call Period applicable to such shares (A) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and (B) will be selected for redemption in an ascending order of outstanding

--------------------------------------------------------------------------------
number of days in the Non-Call Period (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares having an equal number of days in such Non-Call Period. The Fund shall effect such redemption on a Business Day which is not later than 35 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of shares of APS and shares of other Preferred Shares which are subject to mandatory redemption or the Fund otherwise is unable to effect such redemption on or prior to 35 days after such Cure Date, the Fund shall redeem those shares of APS which it is unable to redeem on the earliest practicable date on which it is able to effect such redemption out of funds legally available therefor.

(b) Notwithstanding any other provision of this paragraph 4, no shares of APS may be redeemed pursuant to paragraph 4(a)(i) of Article VII, of these Amended By-Laws (i) unless all dividends in arrears on all remaining outstanding shares of Parity Shares shall have been or are being contemporaneously paid or declared and set apart for payment and (ii) if redemption thereof would result in the Fund's failure to maintain Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than 1.0 times the APS Basic Maintenance Amount. In the event that less than all the outstanding shares of a series of APS are to be redeemed and there is more than one Holder, the shares of that series of APS to be redeemed shall be selected by lot or such other method as the Fund shall deem fair and equitable.

(c) Whenever shares of APS are to be redeemed, the Fund, not less than 17 nor more than 30 days prior to the date fixed for redemption, shall mail a notice ("Notice of Redemption") by first-class mail, postage prepaid, to each Holder of shares of APS to be redeemed and to the Auction Agent. The Fund shall cause the Notice of Redemption to also be published in the eastern and national editions of The Wall Street Journal. The Notice of Redemption shall set forth (i) the redemption date, (ii) the amount of the redemption price, (iii) the aggregate number of shares of APS of such series to be redeemed, (iv) the place or places where shares of APS of such series to be surrendered for payment of the redemption price, (v) a statement that dividends on the shares to be redeemed shall cease to accumulate on such redemption date and (vi) the provision of these Amended By-Laws pursuant to which such shares are being redeemed. No defect in the Notice of Redemption or in the mailing or publication thereof shall affect the validity of the redemption proceedings, except as required by applicable law.

If the Notice of Redemption shall have been given as aforesaid and, concurrently or thereafter, the Fund shall have deposited in trust with the Auction Agent, or segregated in an account at the Fund's custodian bank for the benefit of the Auction Agent, Deposit Securities (with a right of substitution) having an aggregate Discounted Value (utilizing in the case of Fitch the Fitch Exposure Period of 41 Business Days and in the case of Moody's the Moody's Exposure Period of 49 days) equal to the redemption payment for the shares of APS as to which such Notice of Redemption has been given with irrevocable instructions and authority to pay the redemption price to the Holders of such shares, then upon the date of such deposit or, if no such deposit is made, then upon such date fixed for redemption (unless the Fund shall default in making the redemption payment), all rights of the Holders of such shares as shareholders of the Fund by reason of the ownership of such shares will cease and terminate (except their right to receive the redemption price in respect thereof, but without interest), and such shares shall no longer be deemed Outstanding. The Fund shall be entitled to receive, from time to time, from the Auction Agent the interest, if any, on such Deposit Securities deposited with it and the Holders of any shares so redeemed shall have no claim to any of such interest. In case the Holder of any shares so called for redemption shall not claim the redemption payment for his shares within one year after the date of redemption, the Auction Agent shall, upon demand, pay over to the Fund such amount remaining on deposit and the Auction Agent shall thereupon be relieved of all responsibility to the Holder of such shares called for redemption and such Holder thereafter shall look only to the Fund for the redemption payment.

--------------------------------------------------------------------------------

5. VOTING RIGHTS. (a) General. Except as otherwise provided in the Declaration of Trust or Amended By-Laws, each Holder of shares of APS shall be entitled to one vote for each share held on each matter submitted to a vote of shareholders of the Fund, and the holders of Outstanding shares of Preferred Shares, including APS, and of shares of Common Shares shall vote together as a single class; provided that, at any meeting of the shareholders of the Fund held for the election of trustees, the holders of Outstanding shares of Preferred Shares, including APS, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock of the Fund, to elect two trustees of the Trust. Subject to paragraph 5(b) hereof, the holders of Outstanding shares of beneficial interest of the Fund, including the holders of outstanding shares of Preferred Shares, including APS, voting as a single class, shall elect the balance of the trustees.

(b) Right to Elect Majority of Board of Trustees. During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Preferred Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of shares of Preferred Shares shall be entitled, voting separately as one class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

(i) if at any time accumulated dividends (whether or not earned or declared, and whether or not funds are then legally available in an amount sufficient therefor) on the outstanding shares of APS equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

(ii) if at any time holders of any other shares of Preferred Shares are entitled to elect a majority of the trustees of the Fund under the 1940 Act. Upon the termination of a Voting Period, the voting rights described in this paragraph 5(b) shall cease, subject always, however, to the reverting of such voting rights in the Holders upon the further occurrence of any of the events described in this paragraph 5(b)

(c) Right to Vote with Respect to Certain Other Matters. So long as any shares of APS are Outstanding, the Fund shall not, without the affirmative vote of the Holders of at least a majority of the shares of Preferred Shares Outstanding at the time, voting separately as one class, approve any conversion of the Fund from a closed-end to an open-end investment company and (i) authorize, create or issue any class or series of shares of beneficial interest ranking prior to the APS or any other series of Preferred Shares with respect to payment of dividends or the distribution of assets on liquidation, or (ii) amend, alter or repeal the provisions of the Declaration of Trust, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Declaration of Trust of holders of shares of APS or any other Preferred Shares. To the extent permitted under the 1940 Act, in the event shares of more than one series of APS are Outstanding, the Fund shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Declaration of Trust of a Holder of shares of a series of APS differently than those of a Holder of shares of any other series of APS without the affirmative vote of the holders of at least a majority of the shares of APS of each series adversely affected and Outstanding at such time (each such adversely affected series voting separately as a class). The Fund shall notify Fitch and Moody's ten (10) Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Declaration of Trust, the affirmative vote of the holders of a majority of the Outstanding shares of Preferred Shares, including APS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under
Section 13(a) of the 1940 Act. The class vote of holders of shares of Preferred Shares, including APS, described above will in

--------------------------------------------------------------------------------
each case be in addition to a separate vote of the requisite percentage of shares of Common Shares and shares of Preferred Shares, including APS, voting together as a single class necessary to authorize the action in question.

(d)  Voting Procedures.

(i) As soon as practicable after the accrual of any right of the holders of shares of Preferred Shares to elect additional trustees as described in paragraph 5(b) above, the Fund shall call a special meeting of such holders and instruct the Auction Agent to mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Fund does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting held during a Voting Period, such Holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), shall be entitled to elect the number of directors prescribed in paragraph 5(b) above. At any such meeting or adjournment thereof in the absence of a quorum, a majority of such holders present in person or by proxy shall have the power to adjourn the meeting without notice, other than by an announcement at the meeting, to a date not more than 120 days after the original record date.

(ii) For purposes of determining any rights of the Holders to vote on any matter or the number of shares required to constitute a quorum, whether such right is created by these Amended By-Laws, by the other provisions of the Declaration of Trust, by statute or otherwise, a share of APS which is not Outstanding shall not be counted.

(iii) The terms of office of all persons who are trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Trust.

(iv) Simultaneously with the expiration of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph 5(b) above shall terminate, the remaining trustees shall constitute the trustees of the Trust and the voting rights of the Holders and such other holders to elect additional trustees pursuant to paragraph 5(b) above shall cease, subject to the provisions of the last sentence of paragraph 5(b).

(e) Exclusive Remedy. Unless otherwise required by law, the Holders of shares of APS shall not have any rights or preferences other than those specifically set forth herein. The Holders of shares of APS shall have no preemptive rights or rights to cumulative voting. In the event that the Fund fails to pay any dividends on the shares of APS, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this paragraph 5.

(f) Notification to Fitch and Moody's. In the event a vote of Holders of APS is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Fitch and Moody's that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and, not later than ten Business Days after the date on which such vote is taken, notify Fitch and Moody's of the result of such vote.

6. 1940 ACT APS ASSET COVERAGE. The Fund shall maintain, as of the last Business Day of each month in which any share of APS is outstanding, the 1940 Act APS Asset Coverage.

--------------------------------------------------------------------------------

7. APS BASIC MAINTENANCE AMOUNT. The following references in this paragraph 7 to Fitch Eligible Assets and/or Moody's Eligible Assets, as the case may be, are only applicable if Fitch and/or Moody's, as the case may be, is rating the APS.
(a) The Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date Fitch Eligible Assets and Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount Test. Upon any failure to maintain the required Discounted Value, the Fund will use its best efforts to alter the composition of its portfolio to retain a Discounted Value at least equal to the APS Basic Maintenance Amount Test on or prior to the APS Basic Maintenance Cure Date.

(b) On or before 5:00 p.m., New York City time, on the third Business Day after a Valuation Date on which the Fund fails to satisfy the APS Basic Maintenance Amount Test, the Fund shall complete and deliver to the Auction Agent, Moody's and Fitch, a complete APS Basic Maintenance Report as of the date of such failure, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to the Auction Agent for delivery on the next Business Day the complete APS Basic Maintenance Report. The Fund will deliver an APS Basic Maintenance Report to the Auction Agent, Moody's and Fitch, on or before 5:00 p.m., New York City time, on the third Business Day after a Valuation Date on which the Fund cures its failure to maintain Fitch Eligible Assets and Moody's, with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount Test or on which the Fund fails to maintain Fitch Eligible Assets and Moody's Eligible Assets, with an aggregate Discounted Value which exceeds the APS Basic Maintenance Amount by 5% or more. The Fund will also deliver an APS Basic Maintenance Report to the Auction Agent, Fitch, and Moody's as of each Monthly Valuation Date on or before the third Business Day after such date. Additionally, on or before 5:00 p.m., New York City time, on the third Business Day after the first day of a Special Dividend Period, the Fund will deliver an APS Basic Maintenance Report to Fitch, Moody's and the Auction Agent. The Fund shall also provide Fitch and Moody' with an APS Basic Maintenance Report when specifically requested by Fitch or Moody's, as applicable. A failure by the Fund to deliver an APS Basic Maintenance Report under this paragraph 7(b) shall be deemed to be delivery of an APS Basic Maintenance Report indicating the Discounted Value for Fitch Eligible Assets and Moody's Eligible Assets of the Fund is less than the APS Basic Maintenance Amount Test, as of the relevant Valuation Date. In addition to the foregoing, as soon as reasonably practicable after a Valuation Date on which Moody's Eligible Assets are less than 1.2 times the APS Basic Maintenance Amount, the Fund will notify Moody's of such occurrence.

(c) Within ten (10) Business Days after the date of delivery of an APS Basic Maintenance Report in accordance with paragraph 7(b) above relating to a Valuation Date as of the last Business Day of the Fund's fiscal year, the Independent Accountant will confirm in writing to the Auction Agent, Moody's and Fitch (i) the mathematical accuracy of the calculations reflected in such Report (and in any other APS Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Fund at year-end on such Valuation Date), (ii) that, in such Report (and in such randomly selected Report), the Fund correctly determined the assets of the Fund which constitute Fitch Eligible Assets and Moody's Eligible Assets at such Valuation Date in accordance with these Amended By-Laws, (iii) that, in such Report (and in such randomly selected Report), the Fund determined whether the Fund had, at such Valuation Date (and at the Valuation Date addressed in such randomly selected Report) in accordance with these Amended By-Laws, Fitch Eligible Assets and Moody's Eligible Assets of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount Test, (iv) with respect to the Fitch ratings on debt securities, the issuer name, issue size and coupon rate listed in such Report, that the Independent Accountant has requested that Fitch verify such information and the Independent Accountant shall provide a listing in its letter of any differences, (v) with respect to the Moody's ratings on debt securities, the issuer name, issue size and coupon rate listed in such Report, that such information has been verified by Moody's (in the event such information is not verified by Moody's, the Independent Accountant will inquire of Moody's what such information is, and provide a listing in its letter of any differences),
(vi) with respect to the bid or mean price (or such alternative

--------------------------------------------------------------------------------
permissible factor used in calculating the Market Value) provided by the custodian of the Fund's assets to the Fund for purposes of valuing securities in the Fund's portfolio, the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Fund and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and (vii) with respect to such confirmation to Moody's, that the Fund has satisfied the requirements of paragraph 8(a) of these Amended By-Laws (such confirmation is herein called the "Accountant's Confirmation").

(d) Within ten (10) Business Days after the date of delivery of an APS Basic Maintenance Report in accordance with paragraph 7(b) above relating to any Valuation Date on which the Fund failed to maintain Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than 1.0 times the APS Basic Maintenance Amount, and relating to the APS Basic Maintenance Cure Date with respect to such failure, the Independent Accountant will provide to the Auction Agent, Moody's and Fitch an Accountant's Confirmation as to such APS Basic Maintenance Report.

(e)  If any Accountant's Confirmation delivered pursuant to subparagraphs (c) or
(d) of this paragraph 7 shows that an error was made in the APS Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation as required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Fitch Eligible Assets and Moody's Eligible Assets of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the APS Basic Maintenance Report to the Auction Agent, Moody's and Fitch promptly following receipt by the Fund of such Accountant's Confirmation.

(f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of the shares of APS, the Fund will complete and deliver to Fitch and Moody's an APS Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Independent Accountant will confirm in writing to Fitch and Moody's (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the aggregate Discounted Value of Fitch Eligible Assets or Moody's Eligible Assets, as applicable reflected thereon equals or exceeds the APS Basic Maintenance Amount Test reflected thereon. Also, on or before 5:00 p.m., New York City time, on the first Business Day after shares of Common Shares are repurchased by the Fund, the Fund will complete and deliver to Fitch and Moody's an APS Basic Maintenance Report as of the close of business on such date that Common Shares is repurchased.

(g) Any documents to be provided to Fitch pursuant to this Section 7 shall be delivered to Fitch electronically at the following email address:
funds.surveillance@fitchratings.com.

8.  CERTAIN OTHER MOODY'S RESTRICTIONS AND REQUIREMENTS.

(a) For so long as any APS are rated by Moody's, the Fund may buy or sell financial futures contracts, write, purchase or sell call options on financial futures contracts or purchase put options on financial futures contracts or write call options on portfolio securities, swaps and securities lending unless it receives written confirmation from Moody's that engaging in such transactions would impair the ratings then assigned to the APS by Moody's, (collectively "Moody's Derivative Transactions"), subject to the following limitations:

(i) Futures and call options: For purposes of the APS Basic Maintenance Amount, futures held by the Fund and call options sold by the Fund shall not be included as Moody's Eligible Assets. However, such assets shall be valued at Market Value by subtracting the good faith margin and the maximum daily trading variance as of a Valuation Date. For call options purchased by the Fund, the Market Value of the call option will be included as Moody's Eligible Asset subject to a Moody's Discount Factor mutually agreed to between the Fund and Moody's based on the characteristics of the option contract such as its maturity and the underlying security of the contract.

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                                                                            C-45

(ii) Securities lending: The Fund may engage in securities lending in an amount not to exceed 15% of the Fund's total gross assets. For purposes of calculating the APS Basic Maintenance Amount, such securities lent shall be included as Moody's Eligible Assets with the appropriate Moody's Discount Factor applied to such lent security. The obligation to return such collateral shall not be included as an obligation/liability for purposes of calculating the APS Basic Maintenance Amount. However, the Fund may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of these bylaws. In such event, to the extent that securities lending collateral received is invested by the Fund in assets that otherwise would be Moody's Eligible Assets and the value of such assets exceeds the amount of the Fund's Moody's Eligible Assets by applying the applicable Moody's Discount Factor to this amount and adding the product to total Moody's Eligible Assets. Conversely, if the value of assets in which securities lending collateral has been invested is less then the amount of the Fund's obligation to return the collateral on a Valuation Date, such difference shall be included as an obligation/liability of the Fund for purposes of calculating the APS Basic Maintenance Amount. Collateral received by the Fund in a securities lending transaction and maintained by the Fund in the form received shall not be included as a Moody's Eligible Asset for purposes of calculating the APS Basic Maintenance Amount.

(iii) Swaps (including Total Return Swaps, Interest Rate Swaps, Currency Swaps and Credit Default Swaps): Total return and Interest Rate Swaps are subject to the following provisions:

(A) Only the cumulative unsettled profit and loss from a Total Return Swap transaction will be calculated when determining the APS Basic Maintenance Amount. If the Fund has an outstanding gain from a swap transaction on a Valuation Date, the gain will be included as a Moody's Eligible Asset subject to the Moody's Discount Factor on the counterparty to the swap transaction. If the Fund has an outstanding liability from a swap transaction on a Valuation Date, the Fund will subtract the outstanding liability from the total Moody's Eligible Assets in calculating the APS Basic Maintenance Amount.

In addition, for swaps other than Total Return Swaps, the Market Value of the position (positive or negative) will be included as a Moody's Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the Outstanding APS. At the time a swap is executed, the Fund will only enter into swap transactions where the counterparty has at least a Fitch rating of A- or Moody's long-term rating of A3.

(B) (1) The underlying securities subject to a Credit Default Swap sold by the Fund will be subject to the applicable Moody's Discount Factor for each security subject to the swap;

(2) If the Fund purchases a Credit Default Swap and holds the underlying security, the Market Value of the Credit Default Swap and the underlying security will be included as a Moody's Eligible Asset subject to the Moody's Discount Factor assessed based on the counterparty risk and the duration of the swap agreement; and

(3) The Fund will not include a Credit Default Swap as a Moody's Eligible Asset purchased by the Fund without the Fund holding the underlying security or when the Fund buys a Credit Default Swap for a basket of securities without holding all the securities in the basket.

If not otherwise provided for in (a)(i)-(iii) above, derivative instruments shall be treated as follows: Any derivative instruments will be valued pursuant to the Fund's valuation procedures on a Valuation Date. The amount of the net payment obligation and the cost of a closing transaction, as appropriate, on any derivative instrument on a Valuation Date will be counted as a liability for purposes of determining the APS Basic Maintenance Amount (e.g., a written call option that is in the money for the holder). Any derivative instrument with respect to which the Fund is owed payment on the Valuation Date that is not based upon an individual security or securities that are Moody's Eligible Assets will have a mutually agreed upon valuation by Moody's and the Fund for purposes of determining Moody's Eligible Assets. Any derivative instrument with respect to which the Fund is owed payment on the valuation date that is based upon an individual security or securities that are

--------------------------------------------------------------------------------

Moody's Eligible Assets (e.g., a purchased call option on a bond that is in the money) will be valued as follows for purposes of determining Moody's Eligible
Assets: (A) For such derivative instruments that are exchange traded, the value of the in-the-money amount of the payment obligation to the Fund will be reduced by applying the Moody's Discount Factor (as it would apply to the underlying security or securities) and then added to Moody's Eligible Assets; and (B) for such derivative instruments that are not exchange traded, the value of the in-the-money amount of the payment obligation to the Fund will be (1) reduced as described in (A) and (B) further reduced by applying to the remaining amount the Moody's Discount Factor determined by reference to the credit rating of the derivative counterparty with the remaining amount after these reductions then added to Moody's Eligible Assets.

For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the APS Basic Maintenance Amount Test, the Discounted Value of all Forward Commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.

A preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold, or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an Auction or otherwise.

The Fund agrees to notify Moody's and Fitch with no less than thirty (30) days' notification of: (i) any material changes to the Fund's organizational documents and material contracts, as determined by the Fund's officers, in their sole discretion, (ii) any redemptions of APS by the Fund, or (iii) any failed Auctions.

9. NOTICE. All notices or communications, unless otherwise specified in the Amended By-Laws of the Fund or these Amended By-Laws, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid. Notice shall be deemed given on the earlier of the date received or the date 7 days after which such notice is mailed.

In addition to any other notices that may be requested the Fund will provide Moody's notice of the following Moody's events as soon as reasonably practicable:

  a) any material change to these amended by-laws
  b) if the Fund fails to declare or pay any dividend on Preferred Shares,
  c) if the Fund effects any mandatory or optional redemption
  d) assumption of control of the Board of Trustees by holders of Preferred Shares,
  e) assumption of incremental leverage including drawing down bank facilities
  f) a change in the dividend period or index
  g) if any shareholder owns more than 5% of the Fund's voting shares,
  h) shareholders meetings relating to changes in investment policy as covered in section 13 (a) of the 1940 Act
  i) results of votes in I) above, and
  j) the resignation, removal or replacement of the Fund's investment advisor

10. AUCTION PROCEDURES. (a) Certain definitions. As used in this paragraph 10, the following terms shall have the following meanings, unless the context otherwise requires:

(i)  "APS" means the shares of APS being auctioned pursuant to this paragraph
10.

(ii) "Auction Date" means the first Business Day preceding the first day of a Dividend Period.

(iii)  "Available APS" has the meaning specified in paragraph 10(d)(i) below.

(iv)  "Bid" has the meaning specified in paragraph 10(b)(i) below.

(v)  "Bidder" has the meaning specified in paragraph 10(b)(i) below.

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                                                                            C-47

(vi)  "Hold Order" has the meaning specified in paragraph 10(b)(i) below.

(vii) "Maximum Applicable Rate" for any Dividend Period will be the higher of the Applicable Percentage of the Reference Rate or the "Applicable Spread Over the Reference Rate" which term shall mean the rate equaling the sum of the Applicable Spread (as more particularly set forth below) plus the Reference Rate. The Applicable Percentage will be determined based on the credit rating assigned on such date to such shares by Fitch and Moody's (or if Fitch or Moody's shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency) as follows:

       CREDIT RATINGS           APPLICABLE PERCENTAGE   APPLICABLE SPREAD
-----------------------------     OF THE REFERENCE      OVER THE REFERENCE
   MOODY'S        S&P/FITCH             RATE                   RATE
-------------   -------------   ---------------------   ------------------
Aaa             AAA                      125%                125 bps
Aa3 to Aa1      AA- to AA+               150%                150 bps
A3 to A1        A- to A+                 200%                200 bps
Baa3 to Baa1    BBB- to BBB+             250%                250 bps
Ba1 and lower   BB+ and lower            300%                300 bps

Assuming the Fund maintains an AAA/Aaa rating on the APS, the practical effect of the different methods used to calculate the Maximum Applicable Rate is shown in the table below:

                 MAXIMUM APPLICABLE       MAXIMUM APPLICABLE        METHOD USED TO
                   RATE USING THE           RATE USING THE          DETERMINE THE
                APPLICABLE PERCENTAGE   APPLICABLE SPREAD OVER    MAXIMUM APPLICABLE
REFERENCE RATE  OF THE REFERENCE RATE     THE REFERENCE RATE             RATE
--------------  ---------------------   ----------------------    ------------------
      1%                1.25%                    2.25%                Spread
      2%                2.50%                    3.25%                Spread
      3%                3.75%                    4.25%                Spread
      4%                5.00%                    5.25%                Spread
      5%                6.25%                    6.25%                Either
      6%                7.50%                    7.25%              Percentage

The Fund shall take all reasonable action necessary to enable Fitch and Moody's to provide a rating for each series of APS. If Fitch or Moody's shall not make such a rating available, Eaton Vance Management or its affiliates and successors, after consultation with the Fund and the Broker-Dealers, shall select a nationally recognized statistical rating organization to act as a Substitute Rating Agency.

(viii)  "Order" has the meaning specified in paragraph 10(b)(i) below.

(ix)  "Sell Order" has the meaning specified in paragraph 10(b)(i) below.

(x) "Submission Processing Deadline" means 1:30 p.m., New York City time, on any Auction Date or such other time on any Auction Date as may be specified by the Auction Agent from time to time as the time by which each Broker-Dealer must submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date.

(xi)  "Submitted Bid" has the meaning specified in paragraph 10(d)(i) below.

(xii) "Submitted Hold Order" has the meaning specified in paragraph 10(d)(i) below.

(xiii)  "Submitted Order" has the meaning specified in paragraph 10(d)(i) below.

(xiv) "Submitted Sell Order" has the meaning specified in paragraph 10(d)(i) below.

(xv) "Sufficient Clearing Bids" has the meaning specified in paragraph 10(d)(i) below.

(xvi)  "Winning Bid Rate" has the meaning specified in paragraph 10(d)(i) below.

--------------------------------------------------------------------------------

(b) Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders.

(i) Unless otherwise permitted by the Fund, Beneficial Owners and Potential Beneficial Owners may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. A Broker-Dealer may also hold shares of APS in its own account as a Beneficial Owner. A Broker-Dealer may thus submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. On or prior to the Submission Processing Deadline on each Auction Date:

(A)  each Beneficial Owner may submit to its Broker-Dealer information as to:

(1) the number of Outstanding shares, if any, of APS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period;

(2) the number of Outstanding shares, if any, of APS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Beneficial Owner; and/or

(3) the number of Outstanding shares, if any, of APS held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

(B) each Broker-Dealer, using a list of Potential Beneficial Owners that shall be maintained in good faith for the purpose of conducting a competitive Auction, shall contact Potential Beneficial Owners, including Persons that are not Beneficial Owners, on such list to determine the number of Outstanding shares, if any, of APS which each such Potential Beneficial Owner offers to purchase, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.

For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or the communication by a Broker-Dealer acting for its own account to the Auction Agent, of information referred to in clause (A) or (B) of this paragraph 10(b)(i) is hereinafter referred to as an "Order" and each Beneficial Owner and each Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (A)(1) of this paragraph 10(b)(i) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause
(A)(2) or (B) of this paragraph 10(b)(i) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (A)(3) of this paragraph 10(b)(i) is hereinafter referred to as a "Sell Order". Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented.

(ii) (A) A Bid by an Existing Holder shall constitute an irrevocable offer to sell:

(1) the number of Outstanding shares of APS specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate per annum specified in such Bid; or (1) such number or a lesser number of Outstanding shares of APS to be determined as set forth in paragraph 10(e)(i)(D)

--------------------------------------------------------------------------------
if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein; or

(2) a lesser number of Outstanding shares of APS to be determined as set forth in paragraph 10(e)(ii)(C) if such specified rate per annum shall be higher than the Maximum Applicable Rate and Sufficient Clearing Bids do not exist.

(B) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

(1)  the number of Outstanding shares of APS specified in such Sell Order; or

(2) such number or a lesser number of Outstanding shares of APS to be determined as set forth in paragraph 10(e)(ii)(C) if Sufficient Clearing Bids do not exist.

(C) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

(1) the number of Outstanding shares of APS specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate per annum specified in such Bid; or

(2) such number or a lesser number of Outstanding shares of APS to be determined as set forth in paragraph 10(e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein.

(c)  Submission of Orders by Broker-Dealers to Auction Agent

(i) Each Broker-Dealer shall submit in writing or through the Auction Agent's Auction Processing System to the Auction Agent prior to the Submission Processing Deadline on each Auction Date all Orders obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and specifying with respect to each Order:

(A) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

(B) the aggregate number of Outstanding shares of APS that are the subject of such Order;

(C)  to the extent that such Bidder is an Existing Holder:

(1) the number of Outstanding shares, if any, of APS subject to any Hold Order placed by such Existing Holder;

(2) the number of Outstanding shares, if any, of APS subject to any Bid placed by such Existing Holder and the rate per annum specified in such Bid; and

(3) the number of Outstanding shares, if any, of APS subject to any Sell Order placed by such Existing Holder; and

(D) to the extent such Bidder is a Potential Holder, the rate per annum specified in such Potential Holder's Bid.

(ii) If any rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1%.

(iii) If an Order or Orders covering all of the Outstanding shares of APS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Processing Deadline, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period which is not a Special Dividend Period) and a Sell Order (in the case of an Auction relating to a Special Dividend Period) to have been submitted on behalf of such Existing Holder covering the number of Outstanding shares of APS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

--------------------------------------------------------------------------------

(iv) If one or more Orders on behalf of an Existing Holder covering in the aggregate more than the number of Outstanding shares of APS held by such Existing Holder are submitted to the Auction Agent, such Order shall be considered valid as follows and in the following order of priority:

(A) any Hold Order submitted on behalf of such Existing Holder shall be considered valid up to and including the number of Outstanding shares of APS held by such Existing Holder; provided that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of shares of APS subject to such Hold Orders exceeds the number of Outstanding shares of APS held by such Existing Holder, the number of shares of APS subject to each of such Hold Orders shall be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of Outstanding shares of APS held by such Existing Holder;

(B) any Bids submitted on behalf of such Existing Holder shall be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted on behalf of such Existing Holder, up to and including the excess of the number of Outstanding shares of APS held by such Existing Holder over the number of shares of APS subject to any Hold Order referred to in paragraph 10(c)(iv)(A) above (and if more than one Bid submitted on behalf of such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of paragraph 10(c)(iv)(A) above and of the foregoing portion of this paragraph 10(c)(iv)(B) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids shall be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of shares); and the number of shares, if any, subject to Bids not valid under this paragraph 10(c)(iv)(B) shall be treated as the subject of a Bid by a Potential Holder; and

(C) any Sell Order shall be considered valid up to and including the excess of the number of Outstanding shares of APS held by such Existing Holder over the number of shares of APS subject to Hold Orders referred to in paragraph 10(c)(iv)(A) and Bids referred to in paragraph 10(c)(iv)(B); provided that if more than one Sell Order is submitted on behalf of any Existing Holder and the number of shares of APS subject to such Sell Orders is greater than such excess, the number of shares of APS subject to each of such Sell Orders shall be reduced pro rata so that such Sell Orders, in the aggregate, cover exactly the number of shares of APS equal to such excess.

(v) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate per annum and number of shares of APS therein specified.

(d) Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

(i) Not earlier than the Submission Processing Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order", a "Submitted Bid" or a "Submitted Sell Order", as the case may be, or as a "Submitted Order") and shall determine:

(A) the excess of the total number of Outstanding shares of APS over the number of Outstanding shares of APS that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available APS");

(B) from the Submitted Orders whether the number of Outstanding shares of APS that are the subject of Submitted Bids by Potential Holders specifying one or more rates per annum equal to or lower than the Maximum Applicable Rate exceeds or is equal to the sum of:

(1) the number of Outstanding shares of APS that are the subject of Submitted Bids by Existing Holders specifying one or more rates per annum higher than the Maximum Applicable Rate, and

(2) the number of Outstanding shares of APS that are subject to Submitted Sell Orders (if such excess or such equality exists (other than because the number of Outstanding shares of APS in clause (1)

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above and this clause (2) are each zero because all of the Outstanding shares of
APS are the subject of Submitted Hold Orders), such Submitted Bids by Potential Holders being hereinafter referred to collectively as "Sufficient Clearing Bids"); and

(C) if Sufficient Clearing Bids exist, the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") that if:

(1) each Submitted Bid from Existing Holders specifying the Winning Bid Rate and all other Submitted Bids from Existing Holders specifying lower rates per annum were rejected, thus entitling such Existing Holders to continue to hold the shares of APS that are the subject of such Submitted Bids, and

(2) each Submitted Bid from Potential Holders specifying the Winning Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates per annum were accepted, thus entitling the Potential Holders to purchase the shares of APS that are the subject of such Submitted Bids, would result in the number of shares subject to all Submitted Bids specifying the Winning Bid Rate or a lower rate per annum being at least equal to the Available APS.

(ii) Promptly after the Auction Agent has made the determinations pursuant to paragraph 10(d)(i), the Auction Agent shall advise the Fund of the Maximum Applicable Rate and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:

(A) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate;

(B) if Sufficient Clearing Bids do not exist (other than because all of the Outstanding shares of APS are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Applicable Rate; or

(C) if all of the Outstanding shares of APS are the subject of Submitted Hold Orders, that the Dividend Period next succeeding the Auction shall automatically be the same length as the immediately preceding Dividend Period and the Applicable Rate for the next succeeding Dividend Period shall be equal to 90% of the Reference Rate on the date of the Auction.

(e) Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Based on the determinations made pursuant to paragraph 10(d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

(i) If Sufficient Clearing Bids have been made, subject to the provisions of paragraph 10(e)(iii) and paragraph 10(e)(iv), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:

(A) the Submitted Sell Orders of Existing Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate per annum that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the Outstanding shares of APS that are the subject of such Submitted Sell Order or Submitted Bid;

(B) the Submitted Bid of each of the Existing Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding shares of APS that are the subject of such Submitted Bid;

(C) the Submitted Bid of each of the Potential Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be accepted;

(D) the Submitted Bid of each of the Existing Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding shares of APS that are the subject of such Submitted Bid, unless the number of Outstanding shares of APS subject to all such Submitted Bids shall be greater than the number of

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Outstanding shares of APS ("Remaining Shares") equal to the excess of the
Available APS over the number of Outstanding shares of APS subject to Submitted Bids described in paragraph 10(e)(i)(B) and paragraph 10(e)(i)(C), in which event the Submitted Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell Outstanding shares of APS, but only in an amount equal to the difference between (1) the number of Outstanding shares of APS then held by such Existing Holder subject to such Submitted Bid and (2) the number of shares of APS obtained by multiplying (x) the number of Remaining Shares by (y) a fraction the numerator of which shall be the number of Outstanding shares of APS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the number of Outstanding shares of APS subject to such Submitted Bids made by all such Existing Holders that specified a rate per annum equal to the Winning Bid Rate; and

(E) the Submitted Bid of each of the Potential Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of Outstanding shares of APS obtained by multiplying
(x) the difference between the Available APS and the number of Outstanding shares of APS subject to Submitted Bids described in paragraph 10(e)(i)(B), paragraph 10(e)(i)(C) and paragraph 10(e)(i)(D) by (y) a fraction the numerator of which shall be the number of Outstanding shares of APS subject to such Submitted Bid and the denominator of which shall be the sum of the number of Outstanding shares of APS subject to such Submitted Bids made by all such Potential Holders that specified rates per annum equal to the Winning Bid Rate.

(ii) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding shares of APS are subject to Submitted Hold Orders), subject to the provisions of paragraph 10(e)(iii), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

(A) the Submitted Bid of each Existing Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be rejected, thus entitling such Existing Holder to continue to hold the Outstanding shares of APS that are the subject of such Submitted Bid;

(B) the Submitted Bid of each Potential Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be accepted, thus requiring such Potential Holder to purchase the Outstanding shares of APS that are the subject of such Submitted Bid; and (C) the Submitted Bids of each Existing Holder specifying any rate per annum that is higher than the Maximum Applicable Rate shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted, in both cases only in an amount equal to the difference between (1) the number of Outstanding shares of APS then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of shares of APS obtained by multiplying (x) the difference between the Available APS and the aggregate number of Outstanding shares of APS subject to Submitted Bids described in paragraph 10(e)(ii)(A) and paragraph 10(e)(ii)(B) by (y) a fraction the numerator of which shall be the number of Outstanding shares of APS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of Outstanding shares of APS subject to all such Submitted Bids and Submitted Sell Orders.

(iii) If, as a result of the procedures described in paragraph 10(e)(i) or paragraph 10(e)(ii), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of APS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the number of shares of APS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that each Outstanding share of APS purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be a whole share of APS.

(iv) If, as a result of the procedures described in paragraph 10(e)(i), any Potential Holder would be entitled or required to purchase less than a whole share of APS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, allocate shares of APS for

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                                                                            C-53
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purchase among Potential Holders so that only whole shares of APS are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of APS on such Auction Date.

(v) Based on the results of each Auction, the Auction Agent shall determine, with respect to each Broker-Dealer that submitted Bids or Sell Orders on behalf of Existing Holders or Potential Holders, the aggregate number of Outstanding shares of APS to be purchased and the aggregate number of the Outstanding shares of APS to be sold by such Potential Holders and Existing Holders and, to the extent that such aggregate number of Outstanding shares to be purchased and such aggregate number of Outstanding shares to be sold differ, the Auction Agent shall determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Outstanding shares of APS.

(f) Miscellaneous. The Fund may interpret the provisions of this paragraph 10 to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not substantially adversely affect the rights of Beneficial Owners of APS. A Beneficial Owner or an Existing Holder (A) may sell, transfer or otherwise dispose of shares of APS only pursuant to a Bid or Sell Order in accordance with the procedures described in this paragraph 10 or to or through a Broker-Dealer, provided that in the case of all transfers other than pursuant to Auctions such Beneficial Owner or Existing Holder, its Broker-Dealer, if applicable, or its Agent Member advises the Auction Agent of such transfer and (B) except as otherwise required by law, shall have the ownership of the shares of APS held by it maintained in book entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Beneficial Owner's beneficial ownership. Neither the Fund nor any Affiliate shall submit an Order in any Auction. Any Beneficial Owner that is an Affiliate shall not sell, transfer or otherwise dispose of shares of APS to any Person other than the Fund. All of the Outstanding shares of APS of a series shall be represented by a single certificate registered in the name of the nominee of the Securities Depository unless otherwise required by law or unless there is no Securities Depository. If there is no Securities Depository, at the Fund's option and upon its receipt of such documents as it deems appropriate, any shares of APS may be registered in the Stock Register in the name of the Beneficial Owner thereof and such Beneficial Owner thereupon will be entitled to receive certificates therefor and required to deliver certificates therefor upon transfer or exchange thereof.

11. SECURITIES DEPOSITORY; STOCK CERTIFICATES. (a) If there is a Securities Depository, one certificate for all of the shares of APS of each series shall be issued to the Securities Depository and registered in the name of the Securities Depository or its nominee. Additional certificates may be issued as necessary to represent shares of APS. All such certificates shall bear a legend to the effect that such certificates are issued subject to the provisions restricting the transfer of shares of APS contained in these Amended By-Laws. Unless the Fund shall have elected, during a Non-Payment Period, to waive this requirement, the Fund will also issue stop-transfer instructions to the Auction Agent for the shares of APS. Except as provided in paragraph (b) below, the Securities Depository or its nominee will be the Holder, and no Beneficial Owner shall receive certificates representing its ownership interest in such shares.

(b) If the Applicable Rate applicable to all shares of APS of a series shall be the Non-Payment Period Rate or there is no Securities Depository, the Fund may at its option issue one or more new certificates with respect to such shares (without the legend referred to in paragraph 11(a)) registered in the names of the Beneficial Owners or their nominees and rescind the stop-transfer instructions referred to in paragraph 11(a) with respect to such shares.

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                     EATON VANCE CREDIT OPPORTUNITIES FUND

                      STATEMENT OF ADDITIONAL INFORMATION
                                 AUGUST 9, 2006

                             ---------------------

                      INVESTMENT ADVISER AND ADMINISTRATOR
                             Eaton Vance Management
                                255 State Street
                                Boston, MA 02109

                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                                   PFPC Inc.
                                 P.O. Box 43027
                           Providence, RI 02940-3027

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                             Deloitte & Touche LLP
                              200 Berkeley Street
                                Boston, MA 02116